            As filed with the Securities and Exchange
                 Commission on October 29, 1999

                                                 File No. 2-25364
                                                        811-01415

               Securities and Exchange Commission
                     Washington, D.C. 20549


                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                  Post-Effective Amendment No. 70               X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 33                        X


              ALLIANCE GLOBAL SMALL CAP FUND, INC.
       (Exact Name of Registrant as Specified in Charter)
       1345 Avenue of the Americas, New York, N.Y.  10105
                         (800) 221-5672
      (Registrant's Telephone Number, including Area Code)


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
       1345 Avenue of the Americas, New York, N.Y.  10105
             (Name and address of Agent for Service)

                  Copies of communications to:
                       Thomas G. MacDonald
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004


It is proposed that this filing will become effective (check appropriate box)
         immediately upon filing pursuant to paragraph (b)
      X  on November 1, 1999 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

THE ALLIANCE STOCK FUNDS

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Prospectus and Application


November 1, 1999



DOMESTIC STOCK FUNDS

o Alliance Premier Growth Fund

o Alliance Health Care Fund

o Alliance Growth Fund
o Alliance Technology Fund
o Alliance Quasar Fund
o The Alliance Fund

TOTAL RETURN FUNDS

o Alliance Growth & Income Fund
o Alliance Balanced Shares
o Alliance Utility Income Fund
o Alliance Real Estate
  Investment Fund

GLOBAL STOCK FUNDS

o Alliance New Europe Fund
o Alliance Worldwide
  Privatization Fund
o Alliance International
  Premier Growth Fund
o Alliance Global Small Cap Fund
o Alliance International Fund
o Alliance Greater China '97 Fund
o Alliance All-Asia Investment Fund
o Alliance Global Environment Fund


AllianceCapital [logo]


1


INVESTMENT PRODUCTS OFFERED

o ARE NOT FDIC INSURED
o MAY LOSE VALUE
o ARE NOT BANK GUARANTEED


2


TABLE OF CONTENTS
-------------------------------------------------------------------------------
                                                                          Page

RISK/RETURN SUMMARY                                                          3
Domestic Stock Funds                                                         4
Total Return Funds                                                          10
Global Stock Funds                                                          14
Summary of Principal Risks                                                  22
Principal Risks by Fund                                                     23

FEES AND EXPENSES OF THE FUNDS                                              24

GLOSSARY                                                                    27

DESCRIPTION OF THE FUNDS                                                    28
Investment Objectives and Policies                                          28
Description of Investment Practices                                         41
Additional Risk Considerations                                              48

MANAGEMENT OF THE FUNDS                                                     53

PURCHASE AND SALE OF SHARES                                                 56
How The Funds Value Their Shares                                            56
How To Buy Shares                                                           57
How to Exchange Shares                                                      57
How To Sell Shares                                                          57

DIVIDENDS, DISTRIBUTIONS AND TAXES                                          58

DISTRIBUTION ARRANGEMENTS                                                   58

GENERAL INFORMATION                                                         59

FINANCIAL HIGHLIGHTS                                                        61

APPENDIX A--ADDITIONAL INFORMATION ABOUT

THE UNITED KINGDOM, JAPAN, AND GREATER CHINA COUNTRIES                      73



The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 22.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

 . how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

 . changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.



3


DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

ALLIANCE PREMIER GROWTH FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL BY INVESTING PREDOMINANTLY IN EQUITY SECURITIES OF A LIMITED NUMBER OF LARGE, CAREFULLY SELECTED, HIGH-QUALITY U.S. COMPANIES THAT ARE JUDGED LIKELY TO ACHIEVE SUPERIOR EARNINGS GROWTH.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.


Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities.


Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                                                         SINCE
                                             1 YEAR      5 YEARS     INCEPTION
CLASS A                                      42.97%       26.65%        24.38%
CLASS B                                      44.33%       26.95%        24.48%
CLASS C                                      47.31%       26.97%        24.48%
RUSSELL 1000 GROWTH INDEX                    38.71%       25.70%        21.94%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A and Class B shares is 9/28/92. Index returns are from month-end of applicable class inception date. Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 26.35%. Index return for the comparable period was 23.66%.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 7.07%.



n/a    n/a    n/a    n/a    9.98   -5.80   46.87   24.14   32.67   49.31
-------------------------------------------------------------------------------
89     90     91     92     93     94      95      96      97      98

                                                       Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 31.05%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -12.10%, 3RD QUARTER, 1998.



4



ALLIANCE HEALTH CARE FUND
-------------------------------------------------------------------------------

OBJECTIVE:


THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND, SECONDARILY, CURRENT INCOME.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances the Fund invests at least 65%, and normally substantially all, of the value of its total assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in securities of non-U.S. companies and other foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.

Among the principal risks of investing in the Fund are market risk and sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

BAR CHART AND PERFORMANCE TABLE:

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.



5


ALLIANCE GROWTH FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. CURRENT INCOME IS INCIDENTAL TO THE FUND'S OBJECTIVE.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 15% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS     10 YEARS
CLASS A                                      22.71%       19.72%       21.54%
CLASS B                                      23.23%       19.93%       20.91%
CLASS C                                      26.25%       19.92%       20.91%
S&P 500 INDEX                                28.60%       24.05%       19.19%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class A shares (9/4/90) and Class C shares (8/2/93) is the performance of the Fund's Class B shares adjusted, in the case of Class A shares, to reflect the lower expense ratio of Class A shares. The average annual total returns for Class A and Class C shares since their actual inception dates were 23.34% and 20.22%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 21.37% and 22.76%, respectively.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class B shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class B shares was 2.42%.



27.94   -7.96   62.39   9.81    28.21   -1.84   28.65   22.32   26.22   27.23
-----------------------------------------------------------------------------
89      90      91      92      93      94      95      96      97      98

                                                             Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 29.47%, 1ST QUARTER, 1991; AND WORST QUARTER WAS DOWN -20.45%, 3RD QUARTER, 1990.


6


ALLIANCE TECHNOLOGY FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL. CURRENT INCOME IS INCIDENTAL TO THE FUND'S OBJECTIVE.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 10% of its total assets in foreign securities.


Among the principal risks of investing in the Fund is market risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, currency risk and foreign risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS     10 YEARS
CLASS A                                      56.22%       29.58%       23.32%
CLASS B                                      57.98%       29.81%       23.38%
CLASS C                                      60.94%       29.81%       23.21%
S&P 500 INDEX                                28.60%       24.05%       19.19%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class B and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 30.89% and 30.88%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 22.38%.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 18.82%.



6.00   -3.08   54.24   15.50   21.63   28.51   45.80   19.41    4.54   63.14
-----------------------------------------------------------------------------
89     90      91      92      93      94      95      96      97      98

                                                         Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 39.86%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -33.21%, 3RD QUARTER, 1990.


7


ALLIANCE QUASAR FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL BY PURSUING AGGRESSIVE INVESTMENT POLICIES. CURRENT INCOME IS INCIDENTAL TO THE FUND'S OBJECTIVE.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small-cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.


Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                              1 YEAR      5 YEARS     10 YEARS
CLASS A                                       -8.64%       14.23%       11.84%
CLASS B                                       -8.90%       14.35%       11.70%
CLASS C                                       -6.19%       14.36%       11.55%
RUSSELL 2000 INDEX                            -2.55%       11.87%       12.92%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class B shares (9/17/90) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 13.66% and 15.96%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 17.50% and 12.86%, respectively.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -4.64%.



28.20  -23.44   34.27    2.81   16.16   -7.27   47.64   32.62   17.24   -4.56
-----------------------------------------------------------------------------
89      90      91       92     93      94      95      96      97      98

                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 23.10%, 1ST QUARTER, 1991; AND WORST QUARTER WAS DOWN -28.46%, 3RD QUARTER, 1998.


8


THE ALLIANCE FUND
-------------------------------------------------------------------------------
OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND INCOME PRIMARILY THROUGH INVESTMENTS IN COMMON STOCKS.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.


Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                              1 YEAR       5 YEARS    10 YEARS
CLASS A                                       -6.90%        14.39%      15.02%
CLASS B                                       -7.00%        14.43%      14.87%
CLASS C                                       -4.62%        14.35%      14.85%
S&P MIDCAP 400 INDEX                          19.11%        18.84%      19.29%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class B shares (3/4/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 14.38% and 15.19%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 18.35% and 18.39%, respectively.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 5.92%.



23.42  -4.36    33.91   14.70   14.26   -2.51   34.84   17.54   36.01   -2.72
-----------------------------------------------------------------------------
89      90      91      92      93      94      95      96      97      98

                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 23.72%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -24.32%, 3RD QUARTER, 1998.


9


TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

ALLIANCE GROWTH & INCOME FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS APPRECIATION THROUGH INVESTMENTS PRIMARILY IN DIVIDEND-PAYING COMMON STOCKS OF GOOD QUALITY, ALTHOUGH THE FUND ALSO MAY INVEST IN FIXED-INCOME AND CONVERTIBLE SECURITIES.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have currency risk and foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                              1 YEAR      5 YEARS     10 YEARS
CLASS A                                       16.14%       19.62%       16.03%
CLASS B                                       16.24%       19.73%       15.80%
CLASS C                                       19.59%       19.79%       15.64%
RUSSELL 1000 VALUE INDEX                      15.63%       20.85%       17.39%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class B shares (2/8/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 15.76% and 18.76%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 18.86% and 19.90%, respectively.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 3.15%.



25.56  -1.69    27.08    4.52    9.96   -4.20   37.86   24.13   28.86   21.23
-----------------------------------------------------------------------------
89      90      91       92      93     94      95      96      97      98

                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 23.25%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -13.82%, 3RD QUARTER, 1998.


10


ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS HIGH RETURN THROUGH A COMBINATION OF CURRENT INCOME AND CAPITAL APPRECIATION.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if as a result less than 25% of the Fund's total assets will be invested in fixed-income senior securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has currency risk and foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS       10 YEARS
CLASS A                                      10.84%       12.95%         11.25%
CLASS B                                      10.78%       13.04%         11.11%
CLASS C                                      13.89%       13.08%         10.96%
S&P 500 INDEX                                28.60%       24.05%         19.19%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class B shares (2/4/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 11.87% and 12.75%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 19.56% and 22.38%, respectively.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -0.17%.



14.12  -2.20   20.47    6.81    9.93   -5.79   26.64   9.36   27.13   15.75
-----------------------------------------------------------------------------
89     90      91       92      93     94      95      96     97      98

                                                        Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 13.45%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -8.21%, 3RD QUARTER, 1990.


11


ALLIANCE UTILITY INCOME FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS CURRENT INCOME AND CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY AND FIXED-INCOME SECURITIES OF COMPANIES IN THE UTILITIES INDUSTRY.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in income-producing equity securities. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and foreign utility companies, although the Fund will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, there is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                                                          SINCE
                                             1 YEAR      5 YEARS      INCEPTION
CLASS A                                      19.09%       13.02%         13.44%
CLASS B                                      19.46%       13.23%         13.56%
CLASS C                                      22.42%       13.25%         13.65%
NYSE UTILITIES INDEX                         33.04%       14.17%         12.58%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 10/18/93 for Class A shares and Class B shares and 10/27/93 for Class C shares. Index return is from 10/31/93.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 7.69%.



n/a     n/a     n/a     n/a     n/a   -10.94   22.93   8.28    30.65   24.38
-----------------------------------------------------------------------------
89      90      91      92      93    94       95      96      97      98

                                                         Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 15.65%, 4TH QUARTER, 1997; AND WORST QUARTER WAS DOWN -7.50%, 1ST QUARTER, 1994.


12


ALLIANCE REAL ESTATE INVESTMENT FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS TOTAL RETURN FROM LONG-TERM GROWTH OF CAPITAL AND INCOME PRINCIPALLY THROUGH INVESTING IN EQUITY SECURITIES OF COMPANIES THAT ARE PRIMARILY ENGAGED IN OR RELATED TO THE REAL ESTATE INDUSTRY.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                                           SINCE
                                             1 YEAR    INCEPTION
CLASS A                                     -23.59%        5.43%
CLASS B                                     -23.85%        5.91%
CLASS C                                     -21.52%        6.77%
S&P 500 INDEX                                28.60%       31.37%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 10/1/96 for Class A, Class B and Class C shares. Index return is from 10/31/96.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -5.26%.


n/a     n/a      n/a     n/a     n/a     n/a     n/a     n/a     22.98  -20.22
-----------------------------------------------------------------------------
89      90       91      92      93      94      95      96      97     98

                                                           Calendar Year Ended



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 14.55%, 3RD QUARTER, 1997; AND WORST QUARTER WAS DOWN -12.33%, 3RD QUARTER, 1998.


13


GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.


ALLIANCE NEW EUROPE FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES BASED IN EUROPE.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At December 31, 1998, the Fund had approximately 26% of its assets invested in securities of United Kingdom issuers.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                                                        SINCE
                                           1 YEAR       5 YEARS     INCEPTION
CLASS A                                    19.67%       15.92%         11.28%
CLASS B                                    20.12%       16.10%         11.43%
CLASS C                                    23.10%       16.11%         11.26%
MSCI EUROPE INDEX                          28.91%       19.53%         15.40%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A shares is 4/2/90. Index returns are from month-end of applicable class inception date.
Performance information for periods prior to the inception of Class B shares (3/5/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 13.28% and 17.74%, respectively. Index returns for the comparable periods were 16.58% and 20.78%, respectively.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 1.03%.



n/a     n/a     3.30     -0.53   34.57   4.64    18.63   20.58   16.83  24.99
-----------------------------------------------------------------------------
89      90      91       92      93      94      95      96      97     98

                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 22.41%, 1ST QUARTER, 1998; AND WORST QUARTER WAS DOWN -19.73%, 3RD QUARTER, 1998.


14


ALLIANCE WORLDWIDE PRIVATIZATION FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in companies that are undergoing, or have undergone, privatization could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                                           SINCE
                                             1 YEAR    INCEPTION
CLASS A                                       4.25%        9.61%
CLASS B                                       4.55%        9.88%
CLASS C                                       7.22%        9.88%
MSCI WORLD INDEX (MINUS THE U.S.)            19.11%        8.72%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A and Class B shares is 6/2/94. Index returns are from month-end of applicable class inception date.

Performance information for periods prior to the inception of Class C shares (2/8/95) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 13.11%. Index return for the comparable period was 11.60%.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 16.54%.



n/a     n/a     n/a     n/a     n/a     n/a     4.91    23.14   13.18   8.92
-----------------------------------------------------------------------------
89      90      91      92      93      94      95      96      97      98

                                                         Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 16.49%, 1ST QUARTER, 1998; AND WORST QUARTER WAS DOWN -17.44%, 3RD QUARTER, 1998.


15


ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL BY INVESTING PREDOMINANTLY IN EQUITY SECURITIES OF A LIMITED NUMBER OF CAREFULLY SELECTED NON-U.S. COMPANIES THAT ARE JUDGED LIKELY TO ACHIEVE SUPERIOR EARNINGS GROWTH. CURRENT INCOME IS INCIDENTAL TO THE FUND'S OBJECTIVE.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of comparatively large, high-quality, non-U.S. companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 25% of its total assets in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland and the United Kingdom. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.


Normally, the Fund invests in about 40 companies, with the 30 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


BAR CHART AND PERFORMANCE TABLE:
There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.



16


ALLIANCE GLOBAL SMALL CAP FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN A GLOBAL PORTFOLIO OF EQUITY SECURITIES OF SELECTED COMPANIES WITH RELATIVELY SMALL MARKET CAPITALIZATIONS.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market (or less than approximately $1.5 billion). Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries, including the U.S.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS     10 YEARS
CLASS A                                      -0.85%        9.19%        7.59%
CLASS B                                      -0.86%        9.37%        7.46%
CLASS C                                       1.86%        9.37%        7.30%
MSCI WORLD INDEX                             24.80%       16.19%       11.21%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class B shares (9/17/90) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 8.99% and 10.97%, respectively. Index returns for the comparable periods (which date from month-end following applicable class inception date) were 15.35% and 15.52%, respectively.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 11.16%.



24.60   -24.89   25.29   -4.89   20.04   -4.55   27.18   19.37    8.08   3.56
-----------------------------------------------------------------------------
89      90       91      92      93      94      95      96       97     98

                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 18.10%, 1ST QUARTER, 1991; AND WORST QUARTER WAS DOWN -26.77%, 3RD QUARTER, 1990.


17


ALLIANCE INTERNATIONAL FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS TOTAL RETURN FROM LONG-TERM GROWTH OF CAPITAL AND INCOME PRIMARILY THROUGH INVESTMENT IN A BROAD PORTFOLIO OF MARKETABLE SECURITIES OF ESTABLISHED NON-U.S. COMPANIES, COMPANIES PARTICIPATING IN FOREIGN ECONOMIES WITH PROSPECTS FOR GROWTH, INCLUDING U.S. COMPANIES HAVING THEIR PRINCIPAL ACTIVITIES AND INTERESTS OUTSIDE THE U.S. AND IN FOREIGN GOVERNMENT SECURITIES.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS     10 YEARS
CLASS A                                       5.00%        5.84%        5.81%
CLASS B                                       4.90%        5.91%        5.60%
CLASS C                                       7.81%        5.88%        5.51%
MSCI EAFE INDEX                              20.33%        9.50%        5.85%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.

Performance information for periods prior to the inception of Class B shares (9/17/90) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 5.47% and 6.76%, respectively. Index returns for the comparable periods (which date from month-end following applicable class inception date) were 10.60% and 9.60%, respectively.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 6.97%.



29.62  -20.95    7.72    -5.86   27.51    5.68    10.10   7.20    1.41   9.64
-----------------------------------------------------------------------------
89      90       91      92      93       94      95      96      97     98

                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 15.69%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -22.29%, 3RD QUARTER, 1990.


18


ALLIANCE GREATER CHINA '97 FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT OF AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF GREATER CHINA COMPANIES.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of December 31, 1998, the Fund had approximately 75% of its assets invested in securities of Hong Kong companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                                           SINCE
                                            1 YEAR     INCEPTION
CLASS A                                     -11.98%      -29.28%
CLASS B                                     -12.36%      -29.07%
CLASS C                                      -9.89%      -27.52%
MSCI CHINA FREE INDEX                       -43.83%      -54.48%
MSCI HONG KONG INDEX                         -2.92%      -25.58%
MSCI TAIWAN INDEX                           -20.64%      -30.14%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 9/3/97 for Class A, Class B, and Class C shares. Index returns are from 9/30/97.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 22.48%.



n/a     n/a      n/a     n/a     n/a     n/a     n/a     n/a     n/a   -8.02
-----------------------------------------------------------------------------
89      90      91       92      93      94      95      96      97    98

                                                         Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 27.48%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -26.95%, 2ND QUARTER, 1998.


19


ALLIANCE ALL-ASIA INVESTMENT FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. At December 31, 1998, the Fund had approximately 60% of its total assets invested in securities of Japanese companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                                           SINCE
                                             1 YEAR    INCEPTION
CLASS A                                     -16.07%      -10.73%
CLASS B                                     -16.63%      -10.41%
CLASS C                                     -13.74%      -10.34%
MSCI ALL COUNTRY ASIA PACIFIC INDEX           2.03%       -8.49%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 11/28/94 for Class A, Class B, and Class C shares. Index return is from 11/30/94.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 57.59%.



n/a     n/a     n/a     n/a     n/a     n/a     10.21   4.58   -35.10  -12.34
-----------------------------------------------------------------------------
89      90      91      92      93      94      95      96      97     98

                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 13.67%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -18.81%, 4TH QUARTER, 1997.


20


ALLIANCE GLOBAL ENVIRONMENT FUND
-------------------------------------------------------------------------------

OBJECTIVE:

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT OF SUBSTANTIALLY ALL OF ITS ASSETS IN EQUITY SECURITIES OF COMPANIES THAT ARE EXPECTED TO BENEFIT FROM ADVANCES OR IMPROVEMENTS IN PRODUCTS, PROCESSES OR SERVICES INTENDED TO FOSTER THE PROTECTION OF THE ENVIRONMENT.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in environmental companies, which are companies whose principal business involves the sale of environmental protection systems or services. The Fund also invests in companies whose principal business lies outside the environmental sector but who anticipate environmental regulations or consumer preferences through the development of new products or services that would contribute to a cleaner and healthier environment. The Fund will invest substantially all of its assets in these two types of companies. The Fund invests in securities of companies in at least three, and normally considerably more, countries. At December 31, 1998, the Fund had approximately 82% invested in equity securities of U.S. companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in non-U.S. companies and in specific types of companies that provide environmental services, the Fund's returns will be more volatile and differ, sometimes substantially, from the overall U.S. market generally. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
-------------------------------------------------------------------------------
                                                                        SINCE
                                             1 YEAR      5 YEARS    INCEPTION
CLASS A                                      -7.60%       11.03%        4.29%
CLASS B                                      -6.16%       11.83%        4.46%
CLASS C                                      -4.72%       11.83%        4.44%
S&P 500 INDEX                                28.60%       24.05%       18.61%


Average annual total returns are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A shares is 6/1/90. Index returns are from month-end of applicable class inception date.

Performance information for periods prior to the inception of Class B shares (10/6/97) and Class C shares (11/5/97) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were -7.39%, and -4.28%, respectively. Index returns for the comparable periods were 30.76% and 28.23%, respectively.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 1.40%.



n/a     n/a     5.99   -15.18   -0.44   -2.12   19.30   29.95    20.28  -3.49
-----------------------------------------------------------------------------
89      90      91     92       93      94      95      96       97     98

                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 13.50%, 2ND QUARTER, 1996; AND WORST QUARTER WAS DOWN -19.87%, 3RD QUARTER, 1998.


21


SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.


MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

SECTOR RISK
This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry sector could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are ALLIANCE HEALTH CARE FUND, ALLIANCE TECHNOLOGY FUND, ALLIANCE UTILITY INCOME FUND, ALLIANCE REAL ESTATE INVESTMENT FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND and ALLIANCE GLOBAL ENVIRONMENT FUND. This risk may be greater for ALLIANCE TECHNOLOGY FUND because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. ALLIANCE GROWTH FUND and THE ALLIANCE FUND are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources. ALLIANCE HEALTH CARE FUND, ALLIANCE QUASAR FUND and ALLIANCE GLOBAL SMALL CAP FUND are particularly subject to this risk.

INTEREST RATE RISK
This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as ALLIANCE GROWTH AND INCOME FUND, ALLIANCE BALANCED SHARES and ALLIANCE UTILITY INCOME FUND. Interest rate risk is greater for those Funds that invest in LOWER-RATED SECURITIES or comparable unrated securities ("junk bonds") such as ALLIANCE UTILITY INCOME FUND. ALLIANCE REAL ESTATE INVESTMENT FUND also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.


CREDIT RISK
This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its CREDIT RATING. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in LOWER-RATED SECURITIES, such as ALLIANCE UTILITY INCOME FUND.


FOREIGN RISK
This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with FOREIGN SECURITIES are subject to this risk, including, in particular, ALLIANCE HEALTH CARE FUND, ALLIANCE NEW EUROPE FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE GLOBAL SMALL CAP FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE GREATER CHINA '97 FUND, ALLIANCE ALL-ASIA INVESTMENT FUND and ALLIANCE GLOBAL ENVIRONMENT FUND. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.


COUNTRY OR GEOGRAPHIC RISK
This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are ALLIANCE NEW EUROPE FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND.


22



CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with FOREIGN SECURITIES are subject to this risk, including, in particular, ALLIANCE HEALTH CARE FUND, ALLIANCE NEW EUROPE FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE GLOBAL SMALL CAP FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE GREATER CHINA '97 FUND, ALLIANCE ALL-ASIA INVESTMENT FUND and ALLIANCE GLOBAL ENVIRONMENT FUND.


MANAGEMENT RISK
Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK
Funds, such as ALLIANCE PREMIER GROWTH FUND and ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, ALLIANCE GREATER CHINA '97 FUND may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK
ALLIANCE BALANCED SHARES has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.



PRINCIPAL RISKS BY FUND
-------------------------------------------------------------------------------
The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.





-----------------------------------------------------------------------------------------------------------------------------------
                                          CAPITAL-  INTEREST                  COUNTRY OR                      FOCUSED
                           MARKET SECTOR   IZATION    RATE   CREDIT  FOREIGN  GEOGRAPHIC  CURRENCY  MANAGE-   PORTFOLIO  ALLOCATION
FUND                        RISK   RISK     RISK      RISK    RISK    RISK      RISK        RISK   MENT RISK    RISK        RISK
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE PREMIER
  GROWTH FUND                  o                                                                          o         o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE HEALTH
  CARE FUND                    o      o         o                          o                    o         o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH FUND           o                o        o         o       o                    o         o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE TECHNOLOGY FUND       o      o                                                                   o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE QUASAR FUND           o                o                                                         o
-----------------------------------------------------------------------------------------------------------------------------------
THE ALLIANCE FUND              o                o                                                         o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND
  INCOME FUND                  o                         o         o                                      o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE BALANCED SHARES       o                         o         o                                      o                    o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE UTILITY INCOME FUND   o      o                  o         o                                      o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE REAL ESTATE
  INVESTMENT FUND              o      o                  o         o                                      o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE NEW EUROPE FUND       o                                          o         o            o        o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE WORLDWIDE
  PRIVATIZATION FUND           o      o                                   o         o            o        o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL
  PREMIER GROWTH FUND          o                                          o                      o        o         o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL
  SMALL CAP FUND               o                o                         o                      o        o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL FUND    o                                          o         o            o        o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GREATER
  CHINA '97 FUND               o                                          o         o            o        o          o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE ALL-ASIA
  INVESTMENT FUND              o                                          o         o            o        o
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL
  ENVIRONMENT FUND             o      o                                   o                      o        o
-----------------------------------------------------------------------------------------------------------------------------------



23


-------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUNDS
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.



SHAREHOLDER FEES (fees paid directly from your investment)


                                                     CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                     --------------    --------------    --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                  4.25%             None              None

Maximum Deferred Sales Charge (Load)                 None              4.0%*             1.0%*
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)

Exchange Fee                                         None              None              None


* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC DECREASES 1.00% ANNUALLY TO 0% AFTER THE 4TH YEAR. For Class C shares the CDSC IS 0% after the first year.




ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                   OPERATING EXPENSES                                              EXAMPLES
--------------------------------------------------------    -----------------------------------------------------------------------
ALLIANCE PREMIER
GROWTH FUND                  CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                       -------   --------   ---------   --------   --------
  Management fees              1.00%     1.00%     1.00%     After 1 year       $  580    $  631     $  231      $  331      $  231
  Distribution (12b-1) fees     .33%     1.00%     1.00%     After 3 years      $  906    $  912     $  712      $  712      $  712
  Other expenses                .26%      .28%      .28%     After 5 years      $1,254    $1,220     $1,220      $1,220      $1,220
                               ----      ----      ----      After 10 years     $2,234    $2,442(b)  $2,442(b)   $2,615      $2,615
  Total fund
    operating expenses         1.59%     2.28%     2.28%
                               ====      ====      ====

ALLIANCE HEALTH CARE FUND    CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                       -------   --------   ---------   --------   --------
  Management fees               .95%      .95%      .95%    After 1 year       $  667    $  723      $  323      $  423      $  323
  Distribution (12b-1) fees     .30%     1.00%     1.00%    After 3 years(c)   $1,199    $1,215      $1,015      $1,015      $1,015
  Other expenses               1.40%     1.40%     1.40%    After 5 years(c)   $1,756    $1,731      $1,731      $1,731      $1,731
                               ----      ----      ----     After 10 years(c)  $3,271    $3,472(b)   $3,472(b)   $3,630      $3,630
  Total fund
    operating expenses         2.65%     3.35%     3.35%
                               ====      ====      ====
  Fee waiver and/or expense
    reimbursement (a)          (.15)%    (.15)%    (.15)%
  Net expenses                 2.50%     3.20%     3.20%

ALLIANCE GROWTH FUND         CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees               .70%      .70%      .70%    After 1 year       $  544    $  597      $  197      $  296      $  196
  Distribution (12b-1) fees     .30%     1.00%     1.00%    After 3 years      $  796    $  809      $  609      $  606      $  606
  Other expenses                .22%      .24%      .23%    After 5 years      $1,067    $1,047      $1,047      $1,042      $1,042
                               ----      ----      ----     After 10 years     $1,840    $2,078(b)   $2,078(b)   $2,254      $2,254
  Total fund
    operating expenses         1.22%     1.94%     1.93%
                               ====      ====      ====

ALLIANCE TECHNOLOGY FUND     CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees              1.02%     1.02%     1.02%    After 1 year       $  587    $  642      $  242      $  343      $  243
  Distribution (12b-1) fees     .30%     1.00%     1.00%    After 3 years      $  926    $  945      $  745      $  748      $  748
  Other expenses                .34%      .37%      .38%    After 5 years      $1,289    $1,275      $1,275      $1,280      $1,280
                               ----      ----      ----     After 10 years     $2,307    $2,545(b)   $2,545(b)   $2,736      $2,736
  Total fund
    operating expenses         1.66%     2.39%     2.40%
                               ====      ====      ====



PLEASE REFER TO THE FOOTNOTES ON PAGE 26.

24



                   Operating Expenses                                                       Examples
--------------------------------------------------------    -----------------------------------------------------------------------
ALLIANCE QUASAR FUND         CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees              1.04%     1.04%     1.04%     After 1 year     $  582    $  642      $  242      $  341      $  241
  Distribution (12b-1) fees     .26%     1.00%     1.00%     After 3 years    $  911    $  945      $  745      $  742      $  742
  Other expenses                .31%      .35%      .34%     After 5 years    $1,264    $1,275      $1,275      $1,270      $1,270
                               ----      ----      ----      After 10 years   $2,255    $2,533(b)   $2,533(b)   $2,716      $2,716
  Total fund
    operating expenses         1.61%     2.39%     2.38%
                               ====      ====      ====

THE ALLIANCE FUND            CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees               .67%      .67%      .67%     After 1 year     $  526    $  587      $  187      $  287      $  187
  Distribution (12b-1) fees     .20%     1.00%     1.00%     After 3 years    $  739    $  779      $  579      $  579      $  579
  Other expenses                .16%      .17%      .17%     After 5 years    $  969    $  995      $  995      $  995      $  995
                               ----      ----      ----      After 10 years   $1,631    $1,946(b)   $1,946(b)   $2,159      $2,159
  Total fund
    operating expenses         1.03%     1.84%     1.84%
                               ====      ====      ====

ALLIANCE GROWTH AND
INCOME FUND                  CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees               .48%      .48%      .48%     After 1 year     $  516    $  575      $  175      $  275      $  175
  Distribution (12b-1) fees     .23%     1.00%     1.00%     After 3 years    $  709    $  742      $  542      $  542      $  542
  Other expenses                .22%      .24%      .24%     After 5 years    $  918    $  933      $  933      $  933      $  933
                               ----      ----      ----      After 10 years   $1,519    $1,821(b)   $1,821(b)   $2,030      $2,030
  Total fund
    operating expenses          .93%     1.72%     1.72%
                               ====      ====      ====

ALLIANCE BALANCED SHARES     CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees               .59%      .59%      .59%     After 1 year     $  544    $  600      $  200      $  299      $  199
  Distribution (12b-1) fees     .25%     1.00%     1.00%     After 3 years    $  796    $  818      $  618      $  615      $  615
  Other expenses                .38%      .38%      .37%     After 5 years    $1,067    $1,062      $1,062      $1,057      $1,057
                               ----      ----      ----      After 10 years   $1,840    $2,102(b)   $2,102(b)   $2,285      $2,285
  Total fund
    operating expenses         1.22%     1.97%     1.96%
                               ====      ====      ====

ALLIANCE UTILITY
INCOME FUND                  CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees               .75%      .75%      .75%     After 1 year      $  571    $  623      $  223      $  323      $  223
  Distribution (12b-1) fees     .30%     1.00%     1.00%     After 3 years(c)  $1,075    $1,095      $  895      $  897      $  897
  Other expenses               1.43%     1.46%     1.47%     After 5 years(c)  $1,605    $1,591      $1,591      $1,595      $1,595
                               ----      ----      ----      After 10 years(c) $3,051    $3,275(b)   $3,275(b)   $3,452      $3,452
  Total fund
    operating expenses         2.48%     3.21%     3.22%
                               ====      ====      ====
  Waiver and/or expense
    reimbursement (a)          (.98)%   (1.01)%   (1.02)%
  Net expenses                 1.50%     2.20%     2.20%
                               ====      ====      ====

ALLIANCE REAL ESTATE
INVESTMENT FUND              CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees               .90%      .90%      .90%     After 1 year     $  579    $  634      $  234      $  333      $  233
  Distribution (12b-1) fees     .30%     1.00%     1.00%     After 3 years    $  903    $  921      $  721      $  718      $  718
  Other expenses                .38%      .41%      .40%     After 5 years    $1,249    $1,235      $1,235      $1,230      $1,230
                               ----      ----      ----      After 10 years   $2,223    $2,463(b)   $2,463(b)   $2,636      $2,636
  Total fund
    operating expenses         1.58%     2.31%     2.30%
                               ====      ====      ====

ALLIANCE NEW EUROPE FUND     CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees               .95%      .95%      .95%     After 1 year     $  600    $  653      $  253      $  353      $  253
  Distribution (12b-1) fees     .30%     1.00%     1.00%     After 3 years    $  967    $  979      $  779      $  779      $  779
  Other expenses                .55%      .55%      .55%     After 5 years    $1,358    $1,331      $1,331      $1,331      $1,331
                               ----      ----      ----      After 10 years   $2,451    $2,664(b)   $2,664(b)   $2,836      $2,836
  Total fund
    operating expenses         1.80%     2.50%     2.50%
                               ====      ====      ====

ALLIANCE WORLDWIDE
PRIVATIZATION FUND           CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees              1.00%     1.00%     1.00%     After 1 year     $  612    $  666      $  266      $  366      $  266
  Distribution (12b-1) fees     .30%     1.00%     1.00%     After 3 years    $1,002    $1,017      $  817      $  817      $  817
  Other expenses                .62%      .63%      .63%     After 5 years    $1,418    $1,395      $1,395      $1,395      $1,395
                               ----      ----      ----      After 10 years   $2,573    $2,792(b)   $2,792(b)   $2,964      $2,964
  Total fund
    operating expenses         1.92%     2.63%     2.63%
                               ====      ====      ====



PLEASE REFER TO THE FOOTNOTES ON PAGE 26.

25



                   Operating Expenses                                                       Examples
--------------------------------------------------------    -----------------------------------------------------------------------
ALLIANCE INTERNATIONAL
PREMIER GROWTH FUND          CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees              1.00%     1.00%     1.00%     After 1 year       $  667    $  723      $  323      $  423     $  323
  Distribution (12b-1) fees     .30%     1.00%     1.00%     After 3 years (c)  $1,684    $1,759      $1,559      $1,532     $1,532
  Other expenses               3.89%     4.14%     4.00%     After 5 years (c)  $2,697    $2,767      $2,767      $2,718     $2,718
                               ----      ----      ----      After 10 years (c) $5,213    $5,501(b)   $5,501(b)   $5,579     $5,579
  Total fund
    operating expenses         5.19%     6.14%     6.00%
                               ====      ====      ====
  Waiver and/or expense
    reimbursement (a)         (2.69)%   (2.94)%   (2.80)%
  Net expenses                 2.50%     3.20%     3.20%
                               ====      ====      ====

ALLIANCE GLOBAL
SMALL CAP FUND               CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees              1.00%     1.00%     1.00%    After 1 year       $  655    $  717      $  317      $  418      $  318
  Distribution (12b-1) fees     .30%     1.00%     1.00%    After 3 years      $1,133    $1,169      $  969      $  971      $  971
  Other expenses               1.07%     1.14%     1.15%    After 5 years      $1,637    $1,645      $1,645      $1,649      $1,649
                               ----      ----      ----     After 10 years     $3,016    $3,271(b)   $3,271(b)   $3,457      $3,457
  Total fund
    operating expenses         2.37%     3.14%     3.15%
                               ====      ====      ====

ALLIANCE INTERNATIONAL FUND  CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees               .95%      .95%      .95%    After 1 year       $  600    $  664      $  264      $  364      $  264
  Distribution (12b-1) fees     .23%     1.00%     1.00%    After 3 years (c)  $  989    $1,037      $  837      $  839      $  839
  Other expenses                .73%      .79%      .80%    After 5 years (c)  $1,402    $1,436      $1,436      $1,440      $1,440
                               ----      ----      ----     After 10 years (c) $2,552    $2,858(b)   $2,858(b)   $3,066      $3,066
  Total fund
    operating expenses         1.91%     2.74%     2.75%
                               ====      ====      ====
  Waiver and/or expense
    reimbursement (a)          (.11)%    (.13)%    (.14)%
  Net expenses                 1.80%     2.61%     2.61%
                               ====      ====      ====

ALLIANCE GREATER
CHINA '97 FUND               CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees              1.00%     1.00%     1.00%    After 1 year       $  669    $  725      $  325      $  425      $  325
  Distribution (12b-1) fees     .30%     1.00%     1.00%    After 3 years (c)  $3,430    $3,452      $3,252      $3,266      $3,266
  Other expenses              18.38%    18.22%    18.41%    After 5 years (c)  $5,439    $5,355      $5,355      $5,371      $5,371
                               ----      ----      ----     After 10 years (c) $8,386    $8,357(b)   $8,357(b)   $8,372      $8,372
  Total fund
    operating expenses        19.68%    20.22%    20.41%
  Waiver and/or expense
    reimbursement (a)        (17.16)%  (17.00)%  (17.19)%
  Net expenses                 2.52%     3.22%     3.22%
                               ====      ====      ====

ALLIANCE ALL-ASIA
INVESTMENT FUND              CLASS A   CLASS B   CLASS C                      CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees              1.00%     1.00%     1.00%    After 1 year       $  715    $  772      $  372      $  472      $  372
  Distribution (12b-1) fees     .30%     1.00%     1.00%    After 3 years (c)  $1,623    $1,660      $1,460      $1,466      $1,466
  Other expenses                                            After 5 years (c)  $2,537    $2,539      $2,539      $2,550      $2,550
  Administration fees           .15%      .15%      .15%    After 10 years (c) $4,853    $5,059(b)   $5,059(b)   $5,221      $5,221
  Other operating expenses     3.18%     3.24%     3.27%
  Total other expenses         3.33%     3.39%     3.42%
  Total fund
    operating expenses         4.63%     5.39%     5.42%
  Waiver and/or expense
    reimbursement (a)         (1.63)%   (1.69)%   (1.72)%
  Net expenses                 3.00%     3.70%     3.70%
                               ====      ====      ====

ALLIANCE GLOBAL
ENVIRONMENT FUND            CLASS A   CLASS B   CLASS C                       CLASS A   CLASS B+   CLASS B++   CLASS C+   CLASS C++
                             -------   -------   -------                      -------   --------   ---------   --------   ---------
  Management fees              1.10%     1.10%     1.10%    After 1 year       $  899    $  974      $  574      $  661      $  561
  Distribution (12b-1) fees     .30%     1.00%     1.00%    After 3 years      $1,848    $1,908      $1,708      $1,673      $1,673
  Other expenses               3.55%     3.66%     3.53%    After 5 years      $2,798    $2,826      $2,826      $2,771      $2,771
                               ----      ----      ----     After 10 years     $5,176    $5,402(b)   $5,402(b)   $5,456      $5,456
  Total fund
  operating expenses           4.95%     5.76%     5.63%
                               ====      ====      ====


+    ASSUMES REDEMPTION AT END OF PERIOD.

++   ASSUMES NO REDEMPTION AT END OF PERIOD.

(A) REFLECTS ALLIANCE'S CONTRACTUAL WAIVER OF A PORTION OF ITS ADVISORY FEE AND/OR REIMBURSEMENT OF A PORTION OF THE FUND'S OPERATING EXPENSES. THIS WAIVER EXTENDS THROUGH THE FUND'S CURRENT FISCAL YEAR AND MAY BE EXTENDED BY ALLIANCE FOR ADDITIONAL ONE-YEAR TERMS.

(B)  ASSUMES CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

(C) THESE EXAMPLES ASSUME THAT ALLIANCE'S AGREEMENT TO WAIVE MANAGEMENT FEES AND/OR BEAR FUND EXPENSES IS NOT EXTENDED BEYOND ITS INITIAL PERIOD.



26


-------------------------------------------------------------------------------
GLOSSARY
-------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES
CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

DEBT SECURITIES are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.


FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.


QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.
U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES
ASIAN COMPANY is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

ASIAN COUNTRIES are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

BENEFICIARY COMPANIES are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

ELIGIBLE COMPANIES are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

ENVIRONMENTAL COMPANIES are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.


EUROPEAN COMPANY is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.


GREATER CHINA COMPANY is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.


HEALTH CARE INDUSTRIES include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.


GREATER CHINA COUNTRIES are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt


27


securities that are traded principally on a stock exchange in a foreign country.

RATING AGENCIES, RATED SECURITIES AND INDEXES
DUFF & PHELPS is Duff & Phelps Credit Rating Co.

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch IBCA, Inc.


INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.


LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER
1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.


-------------------------------------------------------------------------------
DESCRIPTION OF THE FUNDS
-------------------------------------------------------------------------------
This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

 . Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF INVESTMENT PRACTICES following this section.

 . The description of the principal risks for a Fund may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in a Fund can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

 . Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

 . Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES
DOMESTIC STOCK FUNDS
The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.


ALLIANCE PREMIER GROWTH FUND
ALLIANCE PREMIER GROWTH FUND seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.


In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.


28


Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

 .  invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

 .  invest up to 5% of its net assets in RIGHTS OR WARRANTS;

 .  invest up to 15% of its total assets in FOREIGN SECURITIES;

 . purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS; and

 . write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


ALLIANCE HEALTH CARE FUND
ALLIANCE HEALTH CARE FUND seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 65%, and normally substantially all, of the value of its total assets in securities issued by companies principally engaged in Health Care Industries.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of the value of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the value of the Fund's total net assets may be invested in securities of issuers located in emerging market countries. All percentage limitations are applied at the time of investment.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

 . New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

 . Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

 . Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

 . New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

 . Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

 . Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

 . Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

 . The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

 . Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;



29



 . Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

 . The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

 . DRUGS OR PHARMACEUTICALS, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

 . MEDICAL EQUIPMENT AND SUPPLIES, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

 . HEALTH CARE SERVICES, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

 . MEDICAL RESEARCH, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

 .  purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

 .  enter into FORWARD COMMITMENTS for the purchase or sale of securities;

 .  make SECURED LOANS OF SECURITIES of up to 20% of its total assets; and

 .  enter into REPURCHASE AGREEMENTS.


ALLIANCE GROWTH FUND
ALLIANCE GROWTH FUND seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

 .  invest in ZERO-COUPON and PAYMENT-IN-KIND BONDS;

 . invest in FOREIGN SECURITIES although not generally in excess of 15% of its total assets;

 . buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, and FOREIGN CURRENCY FUTURES CONTRACTS (and related options) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

 .  enter into FORWARD COMMITMENTS;

 . buy and sell stock index FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS and on stock indices;

 . purchase and sell FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS and U.S. Treasury securities;

 .  write covered call and put OPTIONS;

 .  purchase and sell put and call OPTIONS;

 .  make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

 .  enter into REPURCHASE AGREEMENTS of up to 25% of its total assets.

ALLIANCE TECHNOLOGY FUND
ALLIANCE TECHNOLOGY FUND emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund normally will have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 10% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

 . write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

 .  invest up to 10% of its total assets in WARRANTS; and


30


 .  make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

ALLIANCE QUASAR FUND
ALLIANCE QUASAR FUND seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

 . make SHORT SALES OF SECURITIES AGAINST THE BOX but not more than 15% of its net assets may be deposited on short sales; and

 . write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.


THE ALLIANCE FUND
THE ALLIANCE FUND seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

 .  write exchange-traded covered call OPTIONS on up to 25% of its total assets;

 . make SECURED LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

 . enter into REPURCHASE AGREEMENTS of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.


TOTAL RETURN FUNDS
The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

ALLIANCE GROWTH AND INCOME FUND
ALLIANCE GROWTH AND INCOME FUND seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality. The Fund also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes.


ALLIANCE BALANCED SHARES
ALLIANCE BALANCED SHARES seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed income senior securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction,



31


the percentage of the Fund's assets invested in each type of security will vary.

The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

 . enter into contracts for the purchase or sale for future delivery of foreign currencies;

 . purchase and write put and call OPTIONS on foreign currencies and enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for hedging purposes; and

 . subject to market conditions, write covered call OPTIONS listed on a domestic exchange to realize income.

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

ALLIANCE UTILITY INCOME FUND
ALLIANCE UTILITY INCOME FUND seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.


The Fund may invest in securities of both U.S. and foreign issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one foreign country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.


The Fund also may:

 .  invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

 .  invest up to 5% of its net assets in RIGHTS OR WARRANTS;

 . invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

 . write covered call and put OPTIONS, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

 . purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;

 . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

 . purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

 .  purchase or sell FORWARD CONTRACTS;

 . enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

 .  enter into FORWARD COMMITMENTS;

 .  enter into STANDBY COMMITMENT AGREEMENTS;

 .  make SHORT SALES of securities or maintain a short position;

 . make SECURED LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets; and

 .  enter into REPURCHASE AGREEMENTS for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their


32


facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.


Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.


Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

ALLIANCE REAL ESTATE INVESTMENT FUND
ALLIANCE REAL ESTATE INVESTMENT FUND seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and


33


management further distinguishes the most attractive Real
Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including
certificates of deposit, time deposits, demand deposits and   bankers'
acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

 .  invest up to 15% of its net assets in CONVERTIBLE SECURITIES;

 .  enter into FORWARD COMMITMENTS;


 .  enter into STANDBY COMMITMENT AGREEMENTS;

 . make SHORT SALES of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;


 .  invest up to 10% of its net assets in RIGHTS OR WARRANTS;

 .  make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

 .  enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

GLOBAL STOCK FUNDS
The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.


34


ALLIANCE NEW EUROPE FUND
ALLIANCE NEW EUROPE FUND seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in these securities. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.


The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund but may hedge underlying exposures back to US Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team looses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.


The Fund also may:

 .  invest up to 20% of its total assets in RIGHTS OR WARRANTS;

 . invest in DEPOSITARY RECEIPTS or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

 .  purchase and sell FORWARD CONTRACTS;

 . write covered call or put OPTIONS and sell and purchase exchange-traded put and call options, including exchange-traded index options;

 . enter into financial FUTURES CONTRACTS, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

 . purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

 .  enter into FORWARD COMMITMENTS;

 .  enter into STANDBY COMMITMENT AGREEMENTS; and

 .  make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets.

The Fund's investments in non-U.S. countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

ALLIANCE WORLDWIDE PRIVATIZATION FUND
ALLIANCE WORLDWIDE PRIVATIZATION FUND seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may


35


invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.


The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund also may:

 .  invest up to 20% of its total assets in RIGHTS OR WARRANTS;

 . write covered call and put OPTIONS, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

 . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

 . purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

 .  purchase or sell FORWARD CONTRACTS;

 .  enter into FORWARD COMMITMENTS;

 .  enter into STANDBY COMMITMENT AGREEMENTS;

 .  enter into CURRENCY SWAPS for hedging purposes;

 .  make SHORT SALES of securities or maintain a short position;

 . make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

 .  enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
ALLIANCE INTERNATIONAL PREMIER GROWTH FUND seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 40 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.

Alliance expects the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.


Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio


36



investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the PREMIER GROWTH FUND.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 30 of the most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland, and the United Kingdom. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region, the Fund may be subject to any special risks associated with that region. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

 .  invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

 .  invest up to 20% of its total assets in RIGHTS OR WARRANTS;

 . write covered call and put OPTIONS, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

 . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

 . purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

 .  purchase or sell FORWARD CONTRACTS;

 .  enter into STANDBY COMMITMENT AGREEMENTS;

 .  enter into FORWARD COMMITMENTS;

 .  enter into CURRENCY SWAPS for hedging purposes;


 . make SHORT SALES of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;


 . make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

 .  enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE GLOBAL SMALL CAP FUND
ALLIANCE GLOBAL SMALL CAP FUND seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization companies. These companies are located in at least three countries, one of


37


which may be the U.S. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

The Fund also may:

 . invest up to 20% of its total assets in WARRANTS to purchase equity securities;

 . invest in DEPOSITARY RECEIPTS or other securities representing securities of companies based in countries other than the U.S.;

 .  purchase or sell FORWARD FOREIGN CURRENCY CONTRACTS;

 . write covered call OPTIONS on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

 .  make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in non-U.S. companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

ALLIANCE INTERNATIONAL FUND
ALLIANCE INTERNATIONAL FUND seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

 .  purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

 . write covered call or put OPTIONS, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

 . enter into FINANCIAL FUTURES CONTRACTS, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

 . purchase and write put OPTIONS on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

 .  make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

 . enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Fund's total assets.

Investments in non-U.S. countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE GREATER CHINA '97 FUND
ALLIANCE GREATER CHINA '97 FUND is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets


38


in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth is expected to slow in 1999. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.


Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's 20 largest and its foreign exchange reserves are the third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that over the long term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional information about the Greater China countries.


In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration.

The Fund also may:

 .  invest up to 25% of its net assets in the CONVERTIBLE SECURITIES;

 .  invest up to 20% of its net assets in RIGHTS OR WARRANTS;

 . invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

 . invest up to 25% of its net assets in EQUITY-LINKED DEBT SECURITIES with the objective of realizing capital appreciation;

 .  invest up to 20% of its net assets in LOANS AND OTHER DIRECT DEBT SECURITIES;

 . write covered call and put OPTIONS, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

 . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

 . purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

 .  purchase or sell FORWARD CONTRACTS;

 . enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

 .  enter into FORWARD COMMITMENTS;

 .  enter into STANDBY COMMITMENT AGREEMENTS;

 .  enter into CURRENCY SWAPS for hedging purposes;

 . make SHORT SALES of securities or maintain a short position, in each case only if AGAINST THE BOX;

 . make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

 .  enter into REPURCHASE AGREEMENTS for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.


39



The Fund's investments in Greater China companies will be significantly more volatile and will differ from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


ALLIANCE ALL-ASIA INVESTMENT FUND
ALLIANCE ALL-ASIA INVESTMENT FUND'S investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest at least 80% of its total assets in Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries that create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate, and numerous privatization programs. Asian countries also are becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies that have securities listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the less-developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume, and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.


The Fund will invest primarily in investment grade debt securities, but may maintain not more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund also may:

 .  invest up to 25% of its net assets in the CONVERTIBLE SECURITIES;

 .  invest up to 20% of its net assets in RIGHTS OR WARRANTS;

 . invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

 . invest up to 25% of its net assets in EQUITY-LINKED DEBT SECURITIES with the objective of realizing capital appreciation;

 .  invest up to 25% of its net assets in LOANS AND OTHER DIRECT DEBT
INSTRUMENTS;

 . write covered call and put OPTIONS, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

 . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

 . purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

 .  purchase or sell FORWARD CONTRACTS;

 . enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

 .  enter into FORWARD COMMITMENTS;

 .  enter into STANDBY COMMITMENT AGREEMENTS;

 .  enter into CURRENCY SWAPS for hedging purposes;

 . make SHORT SALES of securities or maintain a short position, in each case only if AGAINST THE BOX;

 . make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and


40


 .  enter into REPURCHASE AGREEMENTS for U.S. Government securities.


The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.


ALLIANCE GLOBAL ENVIRONMENT FUND
ALLIANCE GLOBAL ENVIRONMENT FUND is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration.

The Fund invests in two categories of Eligible Companies--Environmental Companies and Beneficiary Companies. The Fund may invest in a company with a broadly diversified business only a part of which provides such products, processes, or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.


A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods, and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.


The environmental services industry generally is positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies that protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund also may:

 . invest up to 20% of its total assets in WARRANTS to purchase equity securities;

 .  invest in DEPOSITARY RECEIPTS;

 . purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

 .  enter into FORWARD FOREIGN CURRENCY TRANSACTIONS for hedging purposes;

 . invest in CURRENCY FUTURES and options on such futures for hedging purposes; and

 .  make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets.

The Fund's investments in non-U.S. companies and in specific types of companies that provide environmental services will be more volatile and may differ substantially from the overall U.S. market. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.

DESCRIPTION OF INVESTMENT PRACTICES
This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

ASSET-BACKED SECURITIES. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal


41


and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities, except with respect to ALLIANCE GROWTH FUND, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

EQUITY-LINKED DEBT SECURITIES. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond


42


two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by ALLIANCE HEALTH CARE FUND, ALLIANCE UTILITY INCOME FUND, ALLIANCE REAL ESTATE INVESTMENT FUND, ALLIANCE NEW EUROPE FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE GREATER CHINA '97 FUND or ALLIANCE ALL-ASIA INVESTMENT FUND if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. ALLIANCE NEW EUROPE FUND, ALLIANCE GLOBAL SMALL CAP FUND and ALLIANCE INTERNATIONAL FUND will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. ALLIANCE NEW EUROPE FUND'S, ALLIANCE GLOBAL SMALL CAP FUND'S and ALLIANCE INTERNATIONAL FUND'S investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. ALLIANCE GROWTH FUND also may purchase and sell foreign currency on a spot basis.


ILLIQUID SECURITIES. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for ALLIANCE HEALTH CARE FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE TECHNOLOGY FUND, ALLIANCE QUASAR FUND, ALLIANCE NEW EUROPE FUND, and ALLIANCE GLOBAL SMALL CAP FUND and 5% for THE ALLIANCE FUND and ALLIANCE GROWTH FUND. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Except with respect to



43



ALLIANCE QUASAR FUND, Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.


A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS, AND FLOORS). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to ALLIANCE UTILITY INCOME FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will


44


also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

LOANS OF PORTFOLIO SECURITIES. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-BACKED SECURITIES AND ASSOCIATED RISKS. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. ALLIANCE REAL ESTATE INVESTMENT FUND may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. ALLIANCE REAL ESTATE INVESTMENT FUND will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of


45


principal and interest on collateral of mortgaged assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although ALLIANCE REAL ESTATE INVESTMENT FUND does not intend to invest in residual interests.

OPTIONS ON SECURITIES. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


ALLIANCE TECHNOLOGY FUND and ALLIANCE GLOBAL SMALL CAP FUND will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.


OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


OPTIONS ON FOREIGN CURRENCIES. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on foreign currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on foreign currencies.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of ALLIANCE INTERNATIONAL PREMIER GROWTH FUND 100% of its total assets. ALLIANCE PREMIER GROWTH FUND and ALLIANCE GROWTH AND


46


INCOME FUND may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. ALLIANCE PREMIER GROWTH FUND and ALLIANCE GROWTH AND INCOME FUND may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

RIGHTS AND WARRANTS. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. ALLIANCE UTILITY INCOME FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that ALLIANCE REAL ESTATE INVESTMENT FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to ALLIANCE REAL ESTATE INVESTMENT FUND and ALLIANCE NEW EUROPE FUND, 50% with respect to ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND and 20% with respect to ALLIANCE UTILITY INCOME FUND, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such


47


investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

GENERAL. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is included in the FINANCIAL HIGHLIGHTS section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Substantially all of the assets of ALLIANCE NEW EUROPE FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND, and a substantial portion of the assets of ALLIANCE GLOBAL SMALL CAP FUND and ALLIANCE GLOBAL ENVIRONMENT FUND are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio


48


includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


ALLIANCE INTERNATIONAL FUND, ALLIANCE NEW EUROPE FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.


INVESTMENT IN PRIVATIZED ENTERPRISES BY ALLIANCE WORLDWIDE PRIVATIZATION FUND. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

INVESTMENT IN SMALLER, EMERGING COMPANIES. The Funds may invest in smaller, emerging companies. ALLIANCE NEW EUROPE FUND and ALLIANCE GLOBAL SMALL CAP FUND will emphasize investment in, and ALLIANCE ALL-ASIA INVESTMENT FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE GLOBAL ENVIRONMENT FUND may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established


49


companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

EXTREME GOVERNMENTAL ACTION; LESS PROTECTIVE LAWS. In contrast to investing in the U.S., foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

INVESTMENTS IN ENVIRONMENTAL COMPANIES BY ALLIANCE GLOBAL ENVIRONMENT FUND. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.

THE REAL ESTATE INDUSTRY. Although ALLIANCE REAL ESTATE INVESTMENT FUND does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if ALLIANCE REAL ESTATE INVESTMENT FUND receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.


REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.


REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to


50


reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which ALLIANCE REAL ESTATE INVESTMENT FUND may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. AND FOREIGN TAXES. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.


FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.


Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of ALLIANCE ALL-ASIA INVESTMENT FUND, between five and 25 years in the case of ALLIANCE UTILITY INCOME FUND, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.


YEAR 2000. Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999



51



could be processed as the year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Funds or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. To the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications and nonmission critical systems have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission critical and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Funds. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Funds and their major service providers will not operate as intended and that the systems and applications of third-party providers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds or their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Funds and their service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning



52



of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).



-------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
-------------------------------------------------------------------------------


INVESTMENT ADVISER
Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 118 separate investment portfolios, currently have more than 4.8 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                     FEE AS A PERCENTAGE OF         FISCAL
FUND                                AVERAGE DAILY NET ASSETS*    YEAR ENDING

Alliance Premier Growth Fund                  1.00%                11/30/98
Alliance Health Care Fund                      .95**                6/30/00
Alliance Growth Fund                           .70                 10/31/98
Alliance Technology Fund                      1.02                 11/30/98
Alliance Quasar Fund                          1.04                  9/30/98
The Alliance Fund                              .67                 11/30/98
Alliance Growth and Income Fund                .48                 10/31/98
Alliance Balanced Shares Fund                 .586                  7/31/99
Alliance Utility Income Fund                    -0-                11/30/98
Alliance Real Estate Investment Fund           .90                  8/31/99
Alliance New Europe Fund                       .95                  7/31/99
Alliance Worldwide Privatization Fund         1.00                  6/30/99
Alliance International Premier Growth Fund      -0-                11/30/98
Alliance Global Small Cap Fund                1.00                  7/31/99
Alliance International Fund                    .81                  6/30/99
Alliance Greater China '97 Fund                 -0-                 7/31/99
Alliance All-Asia Investment Fund              .24                 10/31/98
Alliance Global Environment Fund              1.10                 10/31/98

* FEES ARE STATED NET OF ANY WAIVERS AND/OR REIMBURSEMENTS. SEE THE "FEE TABLE" AT THE BEGINNING OF THE PROSPECTUS FOR MORE INFORMATION ABOUT FEE WAIVERS.

**   PRIOR TO ANY WAIVER BY ALLIANCE. SEE "FEE TABLE" AT THE BEGINNING OF THE
PROSPECTUS.


In connection with providing advisory services to ALLIANCE GREATER CHINA '97 FUND, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.



PORTFOLIO MANAGERS
The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                         Principal Occupation
                                                         During the Past
Fund                     Employee; Year; Title           Five (5) Years*]
-------------------------------------------------------------------------------

Alliance Premier         Alfred Harrison; since          Associated with
Growth Fund              inception--Vice Chairman        Alliance
                         of Alliance Capital
                         Management Corporation
                         (ACMC)**

Alliance Health Care     Norman Fidel; since inception   Associated with
Fund                     --Senior Vice President         Alliance
                         of ACMC

Alliance Growth          Tyler Smith; since inception    Associated with
Fund                     --Senior Vice President         Alliance
                         of ACMC

Alliance Technology      Peter Anastos; since 1992       Associated with
Fund                     --Senior Vice President         Alliance
                         of ACMC

                         Gerald T. Malone; since 1992    Associated with
                         --Senior Vice President         Alliance
                         of ACMC

Alliance Quasar          Alden M. Stewart; since 1994    Associated with
Fund                     --Executive Vice President      Alliance
                         of ACMC


53


                                                         Principal Occupation
                                                         During the Past
Fund                     Employee; Year; Title           Five (5) Years*
-------------------------------------------------------------------------------

                         Randall E. Haase; since 1994    Associated with
                         --Senior Vice President         Alliance
                         of ACMC

The Alliance Fund        Alden M. Stewart; since 1997    (see above)
                         --(see above)

                         Randall E. Haase; since 1997    (see above)
                         --(see above)

Alliance Growth and      Paul Rissman; since 1994        Associated with
Income Fund              --Senior Vice President         Alliance
                         of ACMC

Alliance Balanced        Paul Rissman; since 1997        (see above)
Shares                   --(see above)

Alliance Utility         Paul Rissman; since 1996        (see above)
Income Fund              --(see above)

Alliance Real Estate     Daniel G. Pine; since 1996      Associated with
Investment Fund          --Senior Vice President         Alliance since 1996;
                         of ACMC                         prior thereto; Senior
                                                         Vice President of
                                                         Desai Capital
                                                         Management

                         David Kruth; since 1997         Associated with
                         --Vice President of ACMC        Alliance since 1997;
                                                         prior thereto; Senior
                                                         Vice President of
                                                         Yarmouth Group


Alliance New             Steven Beinhacker; since 1997   Associated with
Europe Fund              --Senior Vice President         Alliance
                         of ACMC


Alliance Worldwide       Mark H. Breedon; since          Associated with
Privatization Fund       inception Vice                  Alliance
                         President of ACMC and
                         Director and Senior Vice
                         President of Alliance Capital
                         Limited***

Alliance International   Alfred Harrison; since 1998     (see above)
Premier Growth           --(see above)
Fund

                         Thomas Kamp; since 1998         Associated with
                         --Senior Vice President         Alliance
                         of ACMC

Alliance Global          Alden M. Stewart; since 1994    (see above)
Small Cap Fund           --(see above)

                         Randall E. Haase; since 1994    (see above)
                         --(see above)

                         Mark H. Breedon; since 1998     (see above)
                         --(see above)


Alliance                 Nicholas D.P. Carn;             Associated with
International Fund       since 1998                      Alliance since 1995:
                         --Senior Vice President         prior thereto; Chief
                         of ACMC                         Investment Officer of
                                                         Draycott Partners, Ltd.


Alliance Greater         Matthew W.S. Lee; since 1997    Associated with
China '97 Fund           --Vice President of ACMC        Alliance since 1997;
                                                         prior thereto;
                                                         associated with
                                                         National Mutual Funds
                                                         Management (Asia) and
                                                         James Capel and Co.
                                                         since prior to 1994

Alliance All-Asia        Hiroshi Motoki; since 1998      Associated with
Investment Fund          --Senior Vice President         Alliance since 1994;
                         of ACMC and director of         prior thereto;
                         Japanese/Asian Equity           associated with
                         research                        Ford Motor Company

Alliance Global          Linda Bolton Weiser;            Associated with
Environment Fund         since 1998--Vice President      Alliance
                         of ACMC

  * UNLESS INDICATED OTHERWISE, PERSONS ASSOCIATED WITH ALLIANCE HAVE BEEN EMPLOYED IN A PORTFOLIO MANAGEMENT, RESEARCH OR INVESTMENT CAPACITY.

 ** THE SOLE GENERAL PARTNER OF ALLIANCE.

*** AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLIANCE.



PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS. In addition to managing the assets of ALLIANCE PREMIER GROWTH FUND, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for ALLIANCE PREMIER GROWTH FUND, except for the ability of ALLIANCE PREMIER GROWTH FUND to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which ALLIANCE PREMIER GROWTH FUND, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the twenty full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through September 30, 1999. As of September 30, 1999, the assets in the Historical Portfolios totaled approximately $14.3 billion and the average size of an institutional account in the Historical Portfolio was $492 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by ALLIANCE PREMIER GROWTH FUND, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for ALLIANCE PREMIER GROWTH FUND. Expenses associated with the distribution of Class A, Class B, and Class C shares of ALLIANCE PREMIER GROWTH FUND in accordance with the plan adopted by ALLIANCE PREMIER GROWTH FUND's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.



54


Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent ALLIANCE PREMIER GROWTH FUND does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to ALLIANCE PREMIER GROWTH FUND. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If ALLIANCE PREMIER GROWTH FUND were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, ALLIANCE PREMIER GROWTH FUND's performance relative to the index would be reduced by ALLIANCE PREMIER GROWTH FUND's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on ALLIANCE PREMIER GROWTH FUND's shareholders of sales charges and income taxes.


The Lipper Large Cap Growth Fund Index is prepared by Lipper, Inc. and represents a composite index of the investment performance for the 30 largest large capitalization growth mutual funds. The composite investment performance of the Lipper Large Cap Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.


The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the ALLIANCE PREMIER GROWTH FUND as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of ALLIANCE PREMIER GROWTH FUND. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

SCHEDULE OF COMPOSITE INVESTMENT PERFORMANCE--HISTORICAL PORTFOLIOS*


                                                                              LIPPER
                                                               RUSSELL      LARGE CAP
                     PREMIER    HISTORICAL      S&P 500          1000         GROWTH
                     GROWTH     PORTFOLIOS       INDEX       GROWTH INDEX   FUND INDEX
                     FUND     TOTAL RETURN**  TOTAL RETURN   TOTAL RETURN  TOTAL RETURN
1/1/99-
9/30/99***              2.53%      7.35%          5.37%          6.40%          7.39%
Year ended December:
1998***                42.97      52.16          28.60          38.71          36.47
1997***                27.05      34.64          33.36          30.49          27.59
1996***                18.84      22.06          22.96          23.12          20.56
1995***                40.66      39.83          37.58          37.19          34.92
1994                   (9.78)     (4.82)          1.32           2.66          (0.82)
1993                    5.35      10.54          10.08           2.90          10.66
1992                      --      12.18           7.62           5.00           6.89
1991                      --      38.91          30.47          41.16          37.34
1990                      --      (1.57)         (3.10)         (0.26)         (1.82)
1989                      --      38.80          31.69          35.92          32.30
1988                      --      10.88          16.61          11.27          10.84
1987                      --       8.49           5.25           5.31           3.33
1986                      --      27.40          18.67          15.36          16.75
1985                      --      37.41          31.73          32.85          32.85
1984                      --      (3.31)          6.27           (.95)         (4.25)
1983                      --      20.80          22.56          15.98          22.63
1982                      --      28.02          21.55          20.46          28.91
1981                      --      (1.09)         (4.92)        (11.31)         (0.06)
1980                      --      50.73          32.50          39.57          47.73
1979                      --      30.76          18.61          23.91          29.90
Cumulative total
return for
the period
January 1, 1979 to
September 30,
1999                      --       5061%          2665%          2532%          3182%



* TOTAL RETURN IS A MEASURE OF INVESTMENT PERFORMANCE THAT IS BASED UPON THE CHANGE IN VALUE OF AN INVESTMENT FROM THE BEGINNING TO THE END OF A SPECIFIED PERIOD AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. THE BASIS OF PREPARATION OF THIS DATA IS DESCRIBED IN THE PRECEDING DISCUSSION. TOTAL RETURNS FOR ALLIANCE PREMIER GROWTH FUND ARE FOR CLASS A SHARES, WITH IMPOSITION OF THE MAXIMUM 4.25% SALES CHARGE.

**    ASSUMES IMPOSITION OF THE MAXIMUM ADVISORY FEE CHARGED BY ALLIANCE FOR
ANY HISTORICAL PORTFOLIO FOR THE PERIOD INVOLVED.


55


*** DURING THIS PERIOD, THE HISTORICAL PORTFOLIOS DIFFERED FROM ALLIANCE PREMIER GROWTH FUND IN THAT ALLIANCE PREMIER GROWTH FUND INVESTED A PORTION OF ITS NET ASSETS IN WARRANTS ON EQUITY SECURITIES IN WHICH THE HISTORICAL PORTFOLIOS WERE UNABLE, BY THEIR INVESTMENT RESTRICTIONS, TO PURCHASE. IN LIEU OF WARRANTS, THE HISTORICAL PORTFOLIOS ACQUIRED THE COMMON STOCK UPON WHICH THE WARRANTS WERE BASED.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 1999 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.




AVERAGE ANNUAL TOTAL RETURNS


LIPPER
                                 RUSSELL
LARGE CAP
                      PREMIER   HISTORICAL      S&P 500         1000
GROWTH
                      GROWTH    PORTFOLIOS       INDEX      GROWTH INDEX
FUND INDEX
One year               34.34%     41.47%         27.79%         34.85%
35.60%
Three years            31.81      35.08          25.09          26.87
25.27
Five years             29.25      29.85          25.03          26.79
24.80
Ten years              22.71+     19.80          16.80          17.96
16.98
Since January 1,
1979                      --      20.93          17.35          17.07
18.32


+    SINCE INCEPTION ON 9/28/92



PERFORMANCE OF A SIMILARLY MANAGED FUND. Alliance is the investment adviser of an investment company organized and operated under the laws of the Grand Duchy of Luxembourg, ACM International Health Care Fund (the "ACM Fund"), that has substantially the same investment objective and policies as those of ALLIANCE HEALTH CARE FUND. The ACM Fund has been managed in accordance with substantially the same investment strategies and techniques as are employed with respect to the ALLIANCE HEALTH CARE FUND.

Norman Fidel, the portfolio manager of ALLIANCE HEALTH CARE FUND, is also the person who has been primarily responsible for the day-to-day management of the ACM Fund since 1988. Mr. Fidel manages approximately $1.1 billion of Health Care Industries assets, including approximately $320 million of assets in the ACM Fund as of September 30, 1999.

The ACM Fund is not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which ALLIANCE HEALTH CARE FUND, as a registered investment company, is subject and which, if applicable to the ACM Fund, may have adversely affected the performance results of the ACM Fund.

Set forth below are performance data provided by Alliance relating to the Class AX shares of the ACM Fund since 1988, when Mr. Fidel began managing that fund. Performance data are shown annually and cumulatively through September 30, 1999.

The performance data are net of all fees imposed by the ACM Fund. The performance data have not been adjusted to reflect the fees that are payable by ALLIANCE HEALTH CARE FUND, which, at comparable asset levels, may be lower than the fees imposed on the ACM Fund and may result in a lower expense ratio for ALLIANCE HEALTH CARE FUND. Expenses associated with the distribution of Class A, Class B and Class C shares of ALLIANCE HEALTH CARE FUND in accordance with the plan adopted by ALLIANCE HEALTH CARE FUND'S Board of Directors under Commission to Rule 12b-1 also are not reflected in the data below relating to the ACM Fund. See "Fees and Expenses of the Funds." The performance data have also not been adjusted for corporate or individual taxes, if any, payable by the ACM Fund shareholders.

The following performance data are provided solely to illustrate Mr. Fidel's performance in managing the ACM Fund. Investors should not rely on the following performance data of the ACM Fund as an indication of future performance of the ALLIANCE HEALTH CARE FUND. The investment performance for the periods presented may not be indicative of future rates of return.


ACM INTERNATIONAL HEALTH CARE FUND

                     TOTAL RETURNS
1988                     21.82%
1989                     46.75%
1990                     25.96%
1991                     83.07%
1992                    -10.46%
1993                     -1.38%
1994                     13.84%
1995                     46.49%
1996                      2.18%
1997                     23.07%
1998                     24.29%
1999*                   -11.82%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 9/30/99)

One year                  2.69%
Five years               15.38%
Ten years                16.92%


Cumulative Total Return of the ACM Fund from
12/31/87 to 9/30/99:                 736.69%

*    THROUGH SEPTEMBER 30, 1999 (UNANNUALIZED)

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.



-------------------------------------------------------------------------------
PURCHASE AND SALE OF SHARES
-------------------------------------------------------------------------------


HOW THE FUNDS VALUE THEIR SHARES
The Funds' net asset value or NAV is calculated at 4 p.m. Eastern time each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.



56



Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the next section of this Prospectus, Distribution Arrangements, for details.

HOW TO BUY SHARES
You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.


Minimum investment amounts are:

--Initial:                          $250
--Subsequent:                       $ 50
--Automatic Investment Program:     $ 25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m. Eastern time to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

 .  SELLING SHARES THROUGH YOUR BROKER
Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

 .  SELLING SHARES DIRECTLY TO THE FUND

BY MAIL:
-- Send a signed letter of instruction or stock power, along with certificates, to:

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, N.J. 07906-1520
800-221-5672

-- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

BY TELEPHONE:
-- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

-- A telephone redemption request must be received by 4:00 p.m. Eastern time for you to receive that day's NAV, less any applicable CDSC.

-- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

-- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

-- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


57


-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to ALLIANCE REAL ESTATE INVESTMENT FUND and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


-------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS
-------------------------------------------------------------------------------

SHARE CLASSES. The Funds offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at NAV with an initial sales charge as follows:

                                                INITIAL SALES CHARGE
                                       AS % OF        AS % OF      COMMISSION
                                     NET AMOUNT       OFFERING     TO DEALER/
                                      INVESTED         PRICE        AGENT AS
                                                                      % OF
                                                                     OFFERING
AMOUNT PURCHASED                                                      PRICE

Up to $100,000                           4.44%          4.25%          4.00%
$100,000 up to $250,000                  3.36           3.25           3.00
$250,000 up to $500,000                  2.30           2.25           2.00
$500,000 up to $1,000,000                1.78           1.75           1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement


58


Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

YEARS SINCE PURCHASE       CDSC

First                      4.0%
Second                     3.0%
Third                      2.0%
Fourth                     1.0%
Fifth                      None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

ASSET-BASED SALES CHARGE OR RULE 12B-1 FEES. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

             RULE 12B-1 FEE (AS A PERCENTAGE OF
             AGGREGATE AVERAGE DAILY NET ASSETS)
Class A                      .30%*
Class B                     1.00%
Class C                     1.00%

* THE FEE UNDER THE RULE 12B-1 PLAN FOR THE CLASS A SHARES OF ALLIANCE GROWTH FUND AND ALLIANCE PREMIER GROWTH FUND IS .50% OF THE AGGREGATE AVERAGE DAILY NET ASSETS. THE DIRECTORS OF ALLIANCE GROWTH FUND CURRENTLY LIMIT THE PAYMENTS TO .30%. THE DIRECTORS OF ALLIANCE PREMIER GROWTH FUND LIMIT PAYMENTS FOR CLASS A SHARES PURCHASED AFTER NOVEMBER 1993 TO .30% OF AGGREGATE AVERAGE DAILY NET ASSETS.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CHOOSING A CLASS OF SHARES. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

APPLICATION OF THE CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

OTHER. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.


-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or


59


longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

EMPLOYEE BENEFIT PLANS. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.


60



-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for THE ALLIANCE FUND, ALLIANCE GROWTH FUND, ALLIANCE PREMIER GROWTH FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE BALANCED SHARES, ALLIANCE UTILITY INCOME FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, and ALLIANCE GROWTH AND INCOME FUND, and by Ernst & Young LLP, the independent accountants for ALLIANCE ALL-ASIA INVESTMENT FUND, ALLIANCE TECHNOLOGY FUND, ALLIANCE QUASAR FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE NEW EUROPE FUND, ALLIANCE GLOBAL SMALL CAP FUND, ALLIANCE GLOBAL ENVIRONMENT FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE REAL ESTATE INVESTMENT FUND, whose reports, along with each Fund's financial statements, are included in the SAI, which is available upon request.



61



                                                  INCOME FROM INVESTMENT OPERATIONS            LESS DIVIDENDS AND DISTRIBUTIONS
                                             ------------------------------------------    ---------------------------------------
                                                               NET GAINS
                                 NET ASSET                   OR LOSSES ON                  DIVIDENDS    DISTRIBUTIONS
                                   VALUE,                      SECURITIES    TOTAL FROM     FROM NET    IN EXCESS OF  DISTRIBUTIONS
                                 BEGINNING   NET INVESTMENT  (BOTH REALIZED  INVESTMENT    INVESTMENT  NET INVESTMENT     FROM
FISCAL YEAR OR PERIOD            OF PERIOD   INCOME (LOSS)   AND UNREALIZED) OPERATIONS      INCOME        INCOME     CAPITAL GAINS
---------------------            ---------   --------------  --------------  ----------    ----------   -------------  ------------
ALLIANCE PREMIER
GROWTH FUND
  CLASS A
  12/1/98 to 5/31/99+++            $27.50    $  (.13)(b)        $  4.57       $  4.44           $0.00         $0.00        $  (.61)
  Year ended 11/30/98               22.00       (.15)(b)           7.11          6.96            0.00          0.00          (1.46)
  Year ended 11/30/97               17.98       (.10)(b)           5.20          5.10            0.00          0.00          (1.08)
  Year ended 11/30/96               16.09       (.04)(b)           3.20          3.16            0.00          0.00          (1.27)
  Year ended 11/30/95               11.41       (.03)              5.38          5.35            0.00          0.00           (.67)
  Year ended 11/30/94               11.78       (.09)              (.28)         (.37)           0.00          0.00           0.00

  CLASS B
  12/1/98 to 5/31/99+++            $26.33    $  (.22)(b)        $  4.38       $  4.16           $0.00         $0.00        $  (.61)
  Year ended 11/30/98               21.26       (.30)(b)           6.83          6.53            0.00          0.00          (1.46)
  Year ended 11/30/97               17.52       (.23)(b)           5.05          4.82            0.00          0.00          (1.08)
  Year ended 11/30/96               15.81       (.14)(b)           3.12          2.98            0.00          0.00          (1.27)
  Year ended 11/30/95               11.29       (.11)              5.30          5.19            0.00          0.00           (.67)
  Year ended 11/30/94               11.72       (.15)              (.28)         (.43)           0.00          0.00           0.00

  CLASS C
  12/1/98 to 5/31/99+++            $26.36    $  (.22)(b)        $  4.39       $  4.17           $0.00         $0.00        $  (.61)
  Year ended 11/30/98               21.29       (.31)(b)           6.84          6.53            0.00          0.00          (1.46)
  Year ended 11/30/97               17.54       (.24)(b)           5.07          4.83            0.00          0.00          (1.08)
  Year ended 11/30/96               15.82       (.14)(b)           3.13          2.99            0.00          0.00          (1.27)
  Year ended 11/30/95               11.30       (.08)              5.27          5.19            0.00          0.00           (.67)
  Year ended 11/30/94               11.72       (.09)              (.33)         (.42)           0.00          0.00           0.00

ALLIANCE GROWTH FUND
  CLASS A
  11/1/98 to 4/30/99+++            $47.17    $  (.06)(b)        $ 10.80       $ 10.74           $0.00         $0.00        $ (3.71)
  Year ended 10/31/98               43.95       (.05)(b)           6.18          6.13            0.00          0.00          (2.91)
  Year ended 10/31/97               34.91       (.10)(b)          10.17         10.07            0.00          0.00          (1.03)
  Year ended 10/31/96               29.48        .05               6.20          6.25            (.19)         0.00           (.63)
  Year ended 10/31/95               25.08        .12               4.80          4.92            (.11)         0.00           (.41)
  5/1/94 to 10/31/94**              23.89        .09               1.10          1.19            0.00          0.00           0.00
  Year ended 4/30/94                22.67       (.01)(c)           3.55          3.54            0.00          0.00          (2.32)

  CLASS B
  11/1/98 to 4/30/99+++            $38.15    $  (.20)(b)        $  8.63       $  8.43           $0.00         $0.00        $ (3.71)
  Year ended 10/31/98               36.31       (.31)(b)           5.06          4.75            0.00          0.00          (2.91)
  Year ended 10/31/97               29.21       (.31)(b)           8.44          8.13            0.00          0.00          (1.03)
  Year ended 10/31/96               24.78       (.12)              5.18          5.06            0.00          0.00           (.63)
  Year ended 10/31/95               21.21       (.02)              4.01          3.99            (.01)         0.00           (.41)
  5/1/94 to 10/31/94**              20.27        .01                .93           .94            0.00          0.00           0.00
  Year ended 4/30/94                19.68       (.07)(c)           2.98          2.91            0.00          0.00          (2.32)

  CLASS C
  11/1/98 to 4/30/99+++            $38.17    $  (.20)(b)        $  8.64       $  8.44           $0.00         $0.00        $ (3.71)
  Year ended 10/31/98               36.33       (.31)(b)           5.06          4.75            0.00          0.00          (2.91)
  Year ended 10/31/97               29.22       (.31)(b)           8.45          8.14            0.00          0.00          (1.03)
  Year ended 10/31/96               24.79       (.12)              5.18          5.06            0.00          0.00           (.63)
  Year ended 10/31/95               21.22       (.03)              4.02          3.99            (.01)         0.00           (.41)
  5/1/94 to 10/31/94**              20.28        .01                .93           .94            0.00          0.00           0.00
  8/2/93++ to 4/30/94               21.47       (.02)(c)           1.15          1.13            0.00          0.00          (2.32)

ALLIANCE TECHNOLOGY FUND
  CLASS A
  12/1/98 to 5/31/99+++            $68.60    $  (.37)(b)        $ 18.72       $ 18.35           $0.00         $0.00        $ (5.17)
  Year ended 11/30/98               54.44       (.68)(b)          15.42         14.74            0.00          0.00           (.58)
  Year ended 11/30/97               51.15       (.51)(b)           4.22          3.71            0.00          0.00           (.42)
  Year ended 11/30/96               46.64       (.39)(b)           7.28          6.89            0.00          0.00          (2.38)
  Year ended 11/30/95               31.98       (.30)(b)          18.13         17.83            0.00          0.00          (3.17)
  1/1/94 to 11/30/94**              26.12       (.32)              6.18          5.86            0.00          0.00           0.00

  CLASS B
  12/1/98 to 5/31/99+++            $65.75    $  (.63)(b)        $ 17.90       $ 17.27           $0.00         $0.00        $ (5.17)
  Year ended 11/30/98               52.58      (1.08)(b)          14.83         13.75            0.00          0.00           (.58)
  Year ended 11/30/97               49.76       (.88)(b)           4.12          3.24            0.00          0.00           (.42)
  Year ended 11/30/96               45.76       (.70)(b)           7.08          6.38            0.00          0.00          (2.38)
  Year ended 11/30/95               31.61       (.60)(b)          17.92         17.32            0.00          0.00          (3.17)
  1/1/94 to 11/30/94**              25.98       (.23)              5.86          5.63            0.00          0.00           0.00

  CLASS C
  12/1/98 to 5/31/99+++            $65.74    $  (.62)(b)        $ 17.88       $ 17.26           $0.00         $0.00        $ (5.17)
  Year ended 11/30/98               52.57      (1.08)(b)          14.83         13.75            0.00          0.00           (.58)
  Year ended 11/30/97               49.76       (.88)(b)           4.11          3.23            0.00          0.00           (.42)
  Year ended 11/30/96               45.77       (.70)(b)           7.07          6.37            0.00          0.00          (2.38)
  Year ended 11/30/95               31.61       (.58)(b)          17.91         17.33            0.00          0.00          (3.17)
  1/1/94 to 11/30/94**              25.98       (.24)              5.87          5.63            0.00          0.00           0.00

PLEASE REFER TO THE FOOTNOTES ON PAGE 72.



62



                              LESS DISTRIBUTIONS                                         RATIOS/SUPPLEMENTAL DATA
                               ----------------                          ---------------------------------------------------------
                                    TOTAL        NET ASSET                                RATIO OF     RATIO OF NET
                                 DIVIDENDS          VALUE,                NET ASSETS,     EXPENSES     INCOME (LOSS)
                                    AND            END OF      TOTAL    END OF PERIOD    TO AVERAGE     TO AVERAGE     PORTFOLIO
FISCAL YEAR OR PERIOD          DISTRIBUTIONS       PERIOD    RETURN(A) (000'S OMITTED)   NET ASSETS     NET ASSETS   TURNOVER RATE
---------------------          -------------  -------------  --------  --------------   -----------   -------------  -------------
ALLIANCE PREMIER
GROWTH FUND
  CLASS A
  12/1/98 to 5/31/99+++         $  (.61)           $31.33      16.44%      $2,900,593       1.48%*          (.79)%*         39%
  Year ended 11/30/98             (1.46)            27.50      33.94        1,418,262       1.59(f)         (.59)           82
  Year ended 11/30/97             (1.08)            22.00      30.46          373,099       1.57            (.52)           76
  Year ended 11/30/96             (1.27)            17.98      21.52          172,870       1.65            (.27)           95
  Year ended 11/30/95              (.67)            16.09      49.95           72,366       1.75            (.28)          114
  Year ended 11/30/94              0.00             11.41      (3.14)          35,146       1.96            (.67)           98

  CLASS B
  12/1/98 to 5/31/99+++         $  (.61)           $29.88      16.10%      $5,737,435       2.16%*         (1.47)%*         39%
  Year ended 11/30/98             (1.46)            26.33      33.04        2,799,288       2.28(f)        (1.27)           82
  Year ended 11/30/97             (1.08)            21.26      29.62          858,449       2.25           (1.20)           76
  Year ended 11/30/96             (1.27)            17.52      20.70          404,137       2.32            (.94)           95
  Year ended 11/30/95              (.67)            15.81      49.01          238,088       2.43            (.95)          114
  Year ended 11/30/94              0.00             11.29      (3.67)         139,988       2.47           (1.19)           98

  CLASS C
  12/1/98 to 5/31/99+++         $  (.61)           $29.92      16.12%      $2,061,862       2.16%*         (1.47)%*         39%
  Year ended 11/30/98             (1.46)            26.36      32.99          862,193       2.28(f)        (1.30)           82
  Year ended 11/30/97             (1.08)            21.29      29.64          177,923       2.24           (1.22)           76
  Year ended 11/30/96             (1.27)            17.54      20.76           60,194       2.32            (.94)           95
  Year ended 11/30/95              (.67)            15.82      48.96           20,679       2.42            (.97)          114
  Year ended 11/30/94              0.00             11.30      (3.58)           7,332       2.47           (1.16)           98

ALLIANCE GROWTH FUND
  CLASS A
  11/1/98 to 4/30/99+++         $ (3.71)           $54.20      23.84%      $1,284,500       1.18%*          (.24)%*         35%
  Year ended 10/31/98             (2.91)            47.17      14.56        1,008,093       1.22(f)         (.11)           61
  Year ended 10/31/97             (1.03)            43.95      29.54          783,110       1.26(f)         (.25)           48
  Year ended 10/31/96              (.82)            34.91      21.65          499,459       1.30             .15            46
  Year ended 10/31/95              (.52)            29.48      20.18          285,161       1.35             .56            61
  5/1/94 to 10/31/94**             0.00             25.08       4.98          167,800       1.35*            .86*           24
  Year ended 4/30/94              (2.32)            23.89      15.66          102,406       1.40(d)          .32            87

  CLASS B
  11/1/98 to 4/30/99+++         $ (3.71)           $42.87      23.39%      $5,158,813       1.90%*          (.97)%*         35%
  Year ended 10/31/98             (2.91)            38.15      13.78        4,230,756       1.94(f)         (.83)           61
  Year ended 10/31/97             (1.03)            36.31      28.64        3,578,806       1.96(f)         (.94)           48
  Year ended 10/31/96              (.63)            29.21      20.82        2,498,097       1.99            (.54)           46
  Year ended 10/31/95              (.42)            24.78      19.33        1,052,020       2.05            (.15)           61
  5/1/94 to 10/31/94**             0.00             21.21       4.64          751,521       2.05*            .16*           24
  Year ended 4/30/94              (2.32)            20.27      14.79          394,227       2.10(d)         (.36)           87

  CLASS C
  11/1/98 to 4/30/99+++         $ (3.71)           $42.90      23.41%      $  880,100       1.89%*          (.96)%*         35%
  Year ended 10/31/98             (2.91)            38.17      13.76          718,688       1.93(f)         (.83)           61
  Year ended 10/31/97             (1.03)            36.33      28.66          599,449       1.97(f)         (.95)           48
  Year ended 10/31/96              (.63)            29.22      20.81          403,478       2.00            (.55)           46
  Year ended 10/31/95              (.42)            24.79      19.32          226,662       2.05            (.15)           61
  5/1/94 to 10/31/94**             0.00             21.22       4.64          114,455       2.05*            .16*           24
  8/2/93++ to 4/30/94             (2.32)            20.28       5.27           64,030       2.10*(d)        (.31)*          87

ALLIANCE TECHNOLOGY FUND
  CLASS A
  12/1/98 to 5/31/99+++         $ (5.17)           $81.78      28.16%      $1,307,309       1.57%*          (.90)%*         27%
  Year ended 11/30/98              (.58)            68.60      27.36          824,636       1.66(f)        (1.13)           67
  Year ended 11/30/97              (.42)            54.44       7.32          624,716       1.67(f)         (.97)           51
  Year ended 11/30/96             (2.38)            51.15      16.05          594,861       1.74            (.87)           30
  Year ended 11/30/95             (3.17)            46.64      61.93          398,262       1.75            (.77)           55
  1/1/94 to 11/30/94**             0.00             31.98      22.43          202,929       1.66*          (1.22)*          55

  CLASS B
  12/1/98 to 5/31/99+++         $ (5.17)           $77.85      27.70%      $2,377,311       2.29%*         (1.62)%*         27%
  Year ended 11/30/98              (.58)            65.75      26.44        1,490,578       2.39(f)        (1.86)           67
  Year ended 11/30/97              (.42)            52.58       6.57        1,053,436       2.38(f)        (1.70)           51
  Year ended 11/30/96             (2.38)            49.76      15.20          660,921       2.44           (1.61)           30
  Year ended 11/30/95             (3.17)            45.76      60.95          277,111       2.48           (1.47)           55
  1/1/94 to 11/30/94**             0.00             31.61      21.67           18,397       2.43*          (1.95)*          55

  CLASS C
  12/1/98 to 5/31/99+++         $ (5.17)           $77.83      27.69%     $   521,911       2.28%*         (1.61)%*         27%
  Year ended 11/30/98              (.58)            65.74      26.44          271,320       2.40(f)        (1.87)           67
  Year ended 11/30/97              (.42)            52.57       6.55          184,194       2.38(f)        (1.70)           51
  Year ended 11/30/96             (2.38)            49.76      15.17          108,488       2.44           (1.60)           30
  Year ended 11/30/95             (3.17)            45.77      60.98           43,161       2.48           (1.47)           55
  1/1/94 to 11/30/94**             0.00             31.61      21.67            7,470       2.41*          (1.94)*          55





63





                                                  INCOME FROM INVESTMENT OPERATIONS            LESS DIVIDENDS AND DISTRIBUTIONS
                                             ------------------------------------------    ---------------------------------------
                                                               NET GAINS
                                 NET ASSET                    OR LOSSES ON                  DIVIDENDS    DISTRIBUTIONS
                                   VALUE,                      SECURITIES    TOTAL FROM     FROM NET    IN EXCESS OF  DISTRIBUTIONS
                                 BEGINNING   NET INVESTMENT  (BOTH REALIZED  INVESTMENT    INVESTMENT  NET INVESTMENT     FROM
FISCAL YEAR OR PERIOD            OF PERIOD   INCOME (LOSS)   AND UNREALIZED) OPERATIONS      INCOME        INCOME     CAPITAL GAINS
---------------------            ---------   --------------  --------------  ----------    ----------   -------------  ------------
ALLIANCE QUASAR FUND
  CLASS A
  10/1/98 to 3/31/99+++            $22.27      $(.08)(b)         $ 2.06        $ 1.98           $0.00         $0.00        $ (1.01)
  Year ended 9/30/98                30.37       (.17)(b)          (6.70)        (6.87)           0.00          0.00          (1.23)
  Year ended 9/30/97                27.92       (.24)(b)           6.80          6.56            0.00          0.00          (4.11)
  Year ended 9/30/96                24.16       (.25)              8.82          8.57            0.00          0.00          (4.81)
  Year ended 9/30/95                22.65       (.22)(b)           5.59          5.37            0.00          0.00          (3.86)
  Year ended 9/30/94                24.43       (.60)              (.36)         (.96)           0.00          0.00           (.82)

  CLASS B
  10/1/98 to 3/31/99+++            $20.17      $(.15)(b)         $ 1.86        $ 1.71           $0.00         $0.00        $ (1.01)
  Year ended 9/30/98                27.83       (.36)(b)          (6.07)        (6.43)           0.00          0.00          (1.23)
  Year ended 9/30/97                26.13       (.42)(b)           6.23          5.81            0.00          0.00          (4.11)
  Year ended 9/30/96                23.03       (.20)              8.11          7.91            0.00          0.00          (4.81)
  Year ended 9/30/95                21.92       (.37)(b)           5.34          4.97            0.00          0.00          (3.86)
  Year ended 9/30/94                23.88       (.53)              (.61)        (1.14)           0.00          0.00           (.82)

  CLASS C
  10/1/98 to 3/31/99+++            $20.18      $(.15)(b)         $ 1.87        $ 1.72           $0.00         $0.00        $ (1.01)
  Year ended 9/30/98                27.85       (.35)(b)          (6.09)        (6.44)           0.00          0.00          (1.23)
  Year ended 9/30/97                26.14       (.42)(b)           6.24          5.82            0.00          0.00          (4.11)
  Year ended 9/30/96                23.05       (.20)              8.10          7.90            0.00          0.00          (4.81)
  Year ended 9/30/95                21.92       (.37)(b)           5.36          4.99            0.00          0.00          (3.86)
  Year ended 9/30/94                23.88       (.36)              (.78)        (1.14)           0.00          0.00           (.82)

THE ALLIANCE FUND
  CLASS A
  12/1/98 to 5/31/99+++           $  5.97      $(.01)(b)         $ 1.40        $ 1.39           $0.00         $0.00        $  (.39)
  Year ended 11/30/98                8.70       (.02)(b)           (.54)         (.56)           0.00          0.00          (2.17)
  Year ended 11/30/97                7.71       (.02)(b)           2.09          2.07            (.02)         0.00          (1.06)
  Year ended 11/30/96                7.72        .02               1.06          1.08            (.02)         0.00          (1.07)
  Year ended 11/30/95                6.63        .02(b)            2.08          2.10            (.01)         0.00          (1.00)
  1/1/94 to 11/30/94**               6.85        .01               (.23)         (.22)           0.00          0.00           0.00

  CLASS B
  12/1/98 to 5/31/99+++           $  5.51      $(.04)(b)         $ 1.29        $ 1.25           $0.00         $0.00        $  (.39)
  Year ended 11/30/98                8.25       (.07)(b)           (.50)         (.57)           0.00          0.00          (2.17)
  Year ended 11/30/97                7.40       (.08)(b)           1.99          1.91            0.00          0.00          (1.06)
  Year ended 11/30/96                7.49       (.01)               .99           .98            0.00          0.00          (1.07)
  Year ended 11/30/95                6.50       (.03)b)            2.02          1.99            0.00          0.00          (1.00)
  1/1/94 to 11/30/94**               6.76       (.03)              (.23)         (.26)           0.00          0.00           0.00

  CLASS C
  12/1/98 to 5/31/99+++           $  5.50      $(.03)(b)         $ 1.28        $ 1.25           $0.00         $0.00        $  (.39)
  Year ended 11/30/98                8.26       (.07)(b)           (.52)         (.59)           0.00          0.00          (2.17)
  Year ended 11/30/97                7.41       (.08)(b)           1.99          1.91            0.00          0.00          (1.06)
  Year ended 11/30/96                7.50       (.02)              1.00           .98            0.00          0.00          (1.07)
  Year ended 11/30/95                6.50       (.03)(b)           2.03          2.00            0.00          0.00          (1.00)
  1/1/94 to 11/30/94**               6.77       (.03)              (.24)         (.27)           0.00          0.00           0.00
  5/3/93++ to 12/31/93               6.67       (.02)               .88           .86            0.00          0.00           (.76)

ALLIANCE GROWTH AND
INCOME FUND
  CLASS A
  11/1/98 to 4/30/99+++           $  3.44      $ .02(b)          $  .71        $  .73          $ (.02)        $0.00        $  (.35)
  Year ended 10/31/98                3.48        .03(b)             .43           .46            (.04)         0.00           (.46)
  Year ended 10/31/97                3.00        .04(b)             .87           .91            (.05)         0.00           (.38)
  Year ended 10/31/96                2.71        .05                .50           .55            (.05)         0.00           (.21)
  Year ended 10/31/95                2.35        .02                .52           .54            (.06)         0.00           (.12)
  Year ended 10/31/94                2.61        .06               (.08)         (.02)           (.06)         0.00           (.18)

  CLASS B
  11/1/98 to 4/30/99+++           $  3.41      $ .00(b)          $  .71        $  .71          $ (.01)        $0.00        $  (.35)
  Year ended 10/31/98                3.45        .01(b)             .43           .44            (.02)         0.00           (.46)
  Year ended 10/31/97                2.99        .02(b)             .85           .87            (.03)         0.00           (.38)
  Year ended 10/31/96                2.69        .03                .51           .54            (.03)         0.00           (.21)
  Year ended 10/31/95                2.34        .01                .49           .50            (.03)         0.00           (.12)
  Year ended 10/31/94                2.60        .04               (.08)         (.04)           (.04)         0.00           (.18)

  CLASS C
  11/1/98 to 4/30/99+++           $  3.41      $ .00(b)          $  .71        $  .71          $ (.01)        $0.00        $  (.35)
  Year ended 10/31/98                3.45        .01(b)             .43           .44            (.02)         0.00           (.46)
  Year ended 10/31/97                2.99        .02(b)             .85           .87            (.03)         0.00           (.38)
  Year ended 10/31/96                2.70        .03                .50           .53            (.03)         0.00           (.21)
  Year ended 10/31/95                2.34        .01                .50           .51            (.03)         0.00           (.12)
  Year ended 10/31/94                2.60        .04               (.08)         (.04)           (.04)         0.00           (.18)

PLEASE REFER TO THE FOOTNOTES ON PAGE 72.



64



                              LESS DISTRIBUTIONS                                         RATIOS/SUPPLEMENTAL DATA
                               ----------------                          ---------------------------------------------------------
                                    TOTAL        NET ASSET                                RATIO OF     RATIO OF NET
                                 DIVIDENDS          VALUE,                NET ASSETS,     EXPENSES     INCOME (LOSS)
                                    AND            END OF      TOTAL    END OF PERIOD    TO AVERAGE     TO AVERAGE     PORTFOLIO
FISCAL YEAR OR PERIOD          DISTRIBUTIONS       PERIOD    RETURN(A) (000'S OMITTED)   NET ASSETS     NET ASSETS   TURNOVER RATE
---------------------          -------------  -------------  --------  --------------   -----------   -------------  -------------
ALLIANCE QUASAR FUND
  CLASS A
  10/1/98 to 3/31/99+++          $(1.01)          $ 23.24       9.07%      $  540,632       1.67%*          (.69)%*         49%
  Year ended 9/30/98              (1.23)            22.27     (23.45)         495,070       1.61(f)         (.59)          109
  Year ended 9/30/97              (4.11)            30.37      27.81          402,081       1.67            (.91)          135
  Year ended 9/30/96              (4.81)            27.92      42.42          229,798       1.79           (1.11)          168
  Year ended 9/30/95              (3.86)            24.16      30.73          146,663       1.83           (1.06)          160
  Year ended 9/30/94               (.82)            22.65      (4.05)         155,470       1.67           (1.15)          110

  CLASS B
  10/1/98 to 3/31/99+++          $(1.01)          $ 20.87       8.67%      $  629,718       2.44%*         (1.47)%*         49%
  Year ended 9/30/98              (1.23)            20.17     (24.03)         625,147       2.39(f)        (1.36)          109
  Year ended 9/30/97              (4.11)            27.83      26.70          503,037       2.51           (1.73)          135
  Year ended 9/30/96              (4.81)            26.13      41.48          112,490       2.62           (1.96)          168
  Year ended 9/30/95              (3.86)            23.03      29.78           16,604       2.65           (1.88)          160
  Year ended 9/30/94               (.82)            21.92      (4.92)          13,901       2.50           (1.98)          110

  CLASS C
  10/1/98 to 3/31/99+++          $(1.01)          $ 20.89       8.71%      $  185,632       2.43%*         (1.45)%*         49%
  Year ended 9/30/98              (1.23)            20.18     (24.05)         182,110       2.38(f)        (1.35)          109
  Year ended 9/30/97              (4.11)            27.85      26.74          145,494       2.50           (1.72)          135
  Year ended 9/30/96              (4.81)            26.14      41.46           28,541       2.61           (1.94)          168
  Year ended 9/30/95              (3.86)            23.05      29.87            1,611       2.64           (1.76)          160
  Year ended 9/30/94               (.82)            21.92      (4.92)           1,220       2.48           (1.96)          110

THE ALLIANCE FUND
  CLASS A
  12/1/98 to 5/31/99+++         $  (.39)           $ 6.97      24.97%      $1,075,099       1.08%*          (.40)%*         53%
  Year ended 11/30/98             (2.17)             5.97      (8.48)         953,181       1.03            (.36)          106
  Year ended 11/30/97             (1.08)             8.70      31.82        1,201,435       1.03            (.29)          158
  Year ended 11/30/96             (1.09)             7.71      16.49          999,067       1.04             .30            80
  Year ended 11/30/95             (1.01)             7.72      37.87          945,309       1.08             .31            81
  1/1/94 to 11/30/94**             0.00              6.63      (3.21)         760,679       1.05*            .21*           63

  CLASS B
  12/1/98 to 5/31/99+++         $  (.39)           $ 6.37      24.47%      $   94,466       1.90%*         (1.22)%*         53%
  Year ended 11/30/98             (2.17)             5.51      (9.27)          85,456       1.84           (1.17)          106
  Year ended 11/30/97             (1.06)             8.25      30.74           70,461       1.85           (1.12)          158
  Year ended 11/30/96             (1.07)             7.40      15.47           44,450       1.87            (.53)           80
  Year ended 11/30/95             (1.00)             7.49      36.61           31,738       1.90            (.53)           81
  1/1/94 to 11/30/94**             0.00              6.50      (3.85)          18,138       1.89*           (.60)*          63

  CLASS C
  12/1/98 to 5/31/99+++         $  (.39)           $ 6.36      24.52%      $   31,427       1.87%*         (1.21)%*         53%
  Year ended 11/30/98             (2.17)             5.50      (9.58)          21,231       1.84           (1.18)          106
  Year ended 11/30/97             (1.06)             8.26      30.72           18,871       1.83           (1.10)          158
  Year ended 11/30/96             (1.07)             7.41      15.48           13,899       1.86            (.51)           80
  Year ended 11/30/95             (1.00)             7.50      36.79           10,078       1.89            (.51)           81
  1/1/94 to 11/30/94**             0.00              6.50      (3.99)           6,230       1.87*           (.59)*          63
  5/3/93++ to 12/31/93             (.76)             6.77      13.95            4,006       1.94*           (.74)*          66

ALLIANCE GROWTH AND
INCOME FUND
  CLASS A
  11/1/98 to 4/30/99+++         $  (.37)           $ 3.80      23.08%      $1,283,362        .95%*           .91%*          29%
  Year ended 10/31/98              (.50)             3.44      14.70          988,965        .93(f)          .96            89
  Year ended 10/31/97              (.43)             3.48      33.28          787,566        .92(f)         1.39            88
  Year ended 10/31/96              (.26)             3.00      21.51          553,151        .97            1.73            88
  Year ended 10/31/95              (.18)             2.71      24.21          458,158       1.05            1.88           142
  Year ended 10/31/94              (.24)             2.35       (.67)         414,386       1.03            2.36            68

  CLASS B
  11/1/98 to 4/30/99+++         $  (.36)           $ 3.76      22.56%      $1,231,085       1.73%*           .14%*          29%
  Year ended 10/31/98              (.48)             3.41      14.07          787,730       1.72(f)          .17            89
  Year ended 10/31/97              (.41)             3.45      31.83          456,399       1.72(f)          .56            88
  Year ended 10/31/96              (.24)             2.99      21.20          235,263       1.78             .91            88
  Year ended 10/31/95              (.15)             2.69      22.84          136,758       1.86            1.05           142
  Year ended 10/31/94              (.22)             2.34      (1.50)         102,546       1.85            1.56            68

  CLASS C
  11/1/98 to 4/30/99+++         $  (.36)           $ 3.76      22.56%       $ 299,123       1.71%*           .16%*          29%
  Year ended 10/31/98              (.48)             3.41      14.07          179,487       1.72(f)          .18            89
  Year ended 10/31/97              (.41)             3.45      31.83          106,526       1.71(f)          .58            88
  Year ended 10/31/96              (.24)             2.99      20.72           61,356       1.76             .93            88
  Year ended 10/31/95              (.15)             2.70      23.30           35,835       1.84            1.04           142
  Year ended 10/31/94              (.22)             2.34      (1.50)          19,395       1.84            1.61            68



65



                                                  INCOME FROM INVESTMENT OPERATIONS            LESS DIVIDENDS AND DISTRIBUTIONS
                                             ------------------------------------------    ---------------------------------------
                                                               NET GAINS
                                 NET ASSET                    OR LOSSES ON                 DIVIDENDS    DISTRIBUTIONS
                                   VALUE,                      SECURITIES    TOTAL FROM     FROM NET    IN EXCESS OF  DISTRIBUTIONS
                                 BEGINNING   NET INVESTMENT  (BOTH REALIZED  INVESTMENT    INVESTMENT  NET INVESTMENT     FROM
FISCAL YEAR OR PERIOD            OF PERIOD   INCOME (LOSS)   AND UNREALIZED) OPERATIONS      INCOME        INCOME     CAPITAL GAINS
---------------------            ---------   --------------  --------------  ----------    ----------   -------------  ------------
ALLIANCE BALANCED SHARES
  CLASS A
  Year ended 7/31/99               $15.97      $ .36(b)          $ 1.29        $ 1.65          $ (.34)        $0.00         $(1.65)
  Year ended 7/31/98                16.17        .33(b)            1.86          2.19            (.32)         0.00          (2.07)
  Year ended 7/31/97                14.01        .31(b)            3.97          4.28            (.32)         0.00          (1.80)
  Year ended 7/31/96                15.08        .37                .45           .82            (.41)         0.00          (1.48)
  Year ended 7/31/95                13.38        .46               1.62          2.08            (.36)         0.00           (.02)

  CLASS B
  Year ended 7/31/99               $15.54      $ .23(b)          $ 1.25        $ 1.48          $ (.26)        $0.00         $(1.65)
  Year ended 7/31/98                15.83        .21(b)            1.81          2.02            (.24)         0.00          (2.07)
  Year ended 7/31/97                13.79        .19(b)            3.89          4.08            (.24)         0.00          (1.80)
  Year ended 7/31/96                14.88        .28                .42           .70            (.31)         0.00          (1.48)
  Year ended 7/31/95                13.23        .30               1.65          1.95            (.28)         0.00           (.02)

  CLASS C
  Year ended 7/31/99               $15.57      $ .24(b)          $ 1.25        $ 1.49          $ (.26)        $0.00         $(1.65)
  Year ended 7/31/98                15.86        .21(b)            1.81          2.02            (.24)         0.00          (2.07)
  Year ended 7/31/97                13.81        .20(b)            3.89          4.09            (.24)         0.00          (1.80)
  Year ended 7/31/96                14.89        .26                .45           .71            (.31)         0.00          (1.48)
  Year ended 7/31/95                13.24        .30               1.65          1.95            (.28)         0.00           (.02)

ALLIANCE UTILITY INCOME FUND
  CLASS A
  12/1/98 to 5/31/99+++            $14.68      $ .17(b)(c)       $ 2.37        $ 2.54          $ (.16)        $0.00         $ (.34)
  Year ended 11/30/98               12.48        .30(b)(c)         2.69          2.99            (.32)         0.00           (.47)
  Year ended 11/30/97               10.59        .32(b)(c)         2.04          2.36            (.34)         0.00           (.13)
  Year ended 11/30/96               10.22        .18(b)(c)          .65           .83            (.46)         0.00           0.00
  Year ended 11/30/95                8.97        .27(c)            1.43          1.70            (.45)         0.00           0.00
  Year ended 11/30/94                9.92        .42(c)            (.89)         (.47)           (.48)         0.00           0.00

  CLASS B
  12/1/98 to 5/31/99+++            $14.62      $ .12(b)(c)       $ 2.36        $ 2.48          $ (.12)        $0.00         $ (.34)
  Year ended 11/30/98               12.46        .21(b)(c)         2.67          2.88            (.25)         0.00           (.47)
  Year ended 11/30/97               10.57        .25(b)(c)         2.04          2.29            (.27)         0.00           (.13)
  Year ended 11/30/96               10.20        .10(b)(c)          .67           .77            (.40)         0.00           0.00
  Year ended 11/30/95                8.96        .18(c)            1.45          1.63            (.39)         0.00           0.00
  Year ended 11/30/94                9.91        .37(c)            (.91)         (.54)           (.41)         0.00           0.00

  CLASS C
  12/1/98 to 5/31/99+++            $14.65      $ .12(b)(c)       $ 2.35        $ 2.47          $ (.12)        $0.00         $ (.34)
  Year ended 11/30/98               12.47        .21(b)(c)         2.69          2.90            (.25)         0.00           (.47)
  Year ended 11/30/97               10.59        .25(b)(c)         2.03          2.28            (.27)         0.00           (.13)
  Year ended 11/30/96               10.22        .11(b)(c)          .66           .77            (.40)         0.00           0.00
  Year ended 11/30/95                8.97        .18(c)            1.46          1.64            (.39)         0.00           0.00
  Year ended 11/30/94                9.92        .39(c)            (.93)         (.54)           (.41)         0.00           0.00

ALLIANCE REAL ESTATE
INVESTMENT FUND
  CLASS A
  Year ended 8/31/99               $10.47      $ .46(b)         $  (.06)       $  .40          $ (.48)(g)     $ .10         $ (.10)
  Year ended 8/31/98                12.80        .52(b)           (2.33)        (1.81)           (.51)         0.00           (.01)
  10/1/96+ to 8/31/97               10.00        .30(b)            2.88          3.18            (.38)(g)      0.00           0.00

  CLASS B
  Year ended 8/31/99               $10.44      $ .38(b)         $  (.05)       $  .33          $ (.40)(g)     $ .10         $ (.10)
  Year ended 8/31/98                12.79        .42(b)           (2.33)        (1.91)           (.43)         0.00           (.01)
  10/1/96+ to 8/31/97               10.00        .23(b)            2.89          3.12            (.33)(g)      0.00           0.00

  CLASS C
  Year ended 8/31/99               $10.44      $ .38(b)         $  (.05)       $  .33          $ (.40)(g)     $ .10         $ (.10)
  Year ended 8/31/98                12.79        .42(b)           (2.33)        (1.91)           (.43)         0.00           (.01)
  10/1/96+ to 8/31/97               10.00        .23(b)            2.89          3.12            (.33)(g)      0.00           0.00

ALLIANCE NEW EUROPE FUND
  CLASS A
  Year ended 7/31/99               $21.85      $ .07(b)         $  (.79)      $  (.72)          $0.00         $0.00         $(2.56)
  Year ended 7/31/98                18.61        .05(b)            5.28          5.33            0.00          (.04)         (2.05)
  Year ended 7/31/97                15.84        .07(b)            4.20          4.27            (.15)         (.03)         (1.32)
  Year ended 7/31/96                15.11        .18               1.02          1.20            0.00          0.00           (.47)
  Year ended 7/31/95                12.66        .04               2.50          2.54            (.09)         0.00           0.00

  CLASS B
  Year ended 7/31/99               $20.76      $(.06)(b)        $  (.75)      $  (.81)          $0.00         $0.00         $(2.56)
  Year ended 7/31/98                17.87       (.08)(b)           5.02          4.94            0.00          0.00          (2.05)
  Year ended 7/31/97                15.31       (.04)(b)           4.02          3.98            0.00          (.10)         (1.32)
  Year ended 7/31/96                14.71        .08                .99          1.07            0.00          0.00           (.47)
  Year ended 7/31/95                12.41       (.05)              2.44          2.39            (.09)         0.00           0.00

  CLASS C
  Year ended 7/31/99               $20.77      $(.05)(b)        $  (.75)      $  (.80)          $0.00         $0.00         $(2.56)
  Year ended 7/31/98                17.89       (.08)(b)           5.01          4.93            0.00          0.00          (2.05)
  Year ended 7/31/97                15.33       (.04)(b)           4.02          3.98            0.00          (.10)         (1.32)
  Year ended 7/31/96                14.72        .08               1.00          1.08            0.00          0.00           (.47)
  Year ended 7/31/95                12.42       (.07)              2.46          2.39            (.09)         0.00           0.00

PLEASE REFER TO THE FOOTNOTES ON PAGE 72.



66



                              LESS DISTRIBUTIONS                                         RATIOS/SUPPLEMENTAL DATA
                               ----------------                          ---------------------------------------------------------
                                    TOTAL        NET ASSET                                RATIO OF     RATIO OF NET
                                 DIVIDENDS          VALUE,                NET ASSETS,     EXPENSES     INCOME (LOSS)
                                    AND            END OF      TOTAL    END OF PERIOD    TO AVERAGE     TO AVERAGE     PORTFOLIO
FISCAL YEAR OR PERIOD          DISTRIBUTIONS       PERIOD    RETURN(A) (000'S OMITTED)   NET ASSETS     NET ASSETS   TURNOVER RATE
---------------------          -------------  -------------  --------  --------------   -----------   -------------  -------------
ALLIANCE BALANCED SHARES
  CLASS A
  Year ended 7/31/99             $(1.99)           $15.63      11.44%      $  189,953       1.22%(f)        2.31%          105%
  Year ended 7/31/98              (2.39)            15.97      14.99          123,623       1.30(f)         2.07           145
  Year ended 7/31/97              (2.12)            16.17      33.46          115,500       1.47(f)         2.11           207
  Year ended 7/31/96              (1.89)            14.01       5.23          102,567       1.38            2.41           227
  Year ended 7/31/95               (.38)            15.08      15.99          122,033       1.32            3.12           179

  CLASS B
  Year ended 7/31/99             $(1.91)           $15.11      10.56%      $  136,384       1.97%(f)        1.56%          105%
  Year ended 7/31/98              (2.31)            15.54      14.13           47,728       2.06(f)         1.34           145
  Year ended 7/31/97              (2.04)            15.83      32.34           24,192       2.25(f)         1.32           207
  Year ended 7/31/96              (1.79)            13.79       4.45           18,393       2.16            1.61           227
  Year ended 7/31/95               (.30)            14.88      15.07           15,080       2.11            2.30           179

  CLASS C
  Year ended 7/31/99             $(1.91)           $15.15      10.60%      $   63,517       1.96%(f)        1.57%          105%
  Year ended 7/31/98              (2.31)            15.57      14.09           10,855       2.05(f)         1.36           145
  Year ended 7/31/97              (2.04)            15.86      32.37            5,510       2.23(f)         1.37           207
  Year ended 7/31/96              (1.79)            13.81       4.52            6,096       2.15            1.63           227
  Year ended 7/31/95               (.30)            14.89      15.06            5,108       2.09            2.32           179

ALLIANCE UTILITY INCOME FUND
  CLASS A
  12/1/98 to 5/31/99+++          $ (.50)           $16.72      17.77%      $   17,414       1.51%*          2.23%*           4%
  Year ended 11/30/98              (.79)            14.68      24.99            9,793       1.50(d)         2.23            16
  Year ended 11/30/97              (.47)            12.48      23.10            4,117       1.50(d)         2.89            37
  Year ended 11/30/96              (.46)            10.59       8.47            3,294       1.50(d)         1.67            98
  Year ended 11/30/95              (.45)            10.22      19.58            2,748       1.50(d)         2.48           162
  Year ended 11/30/94              (.48)             8.97      (4.86)           1,068       1.50(d)         4.13            30

  CLASS B
  12/1/98 to 5/31/99+++          $ (.46)           $16.64      17.42%      $   59,339       2.21%*          1.53%*           4%
  Year ended 11/30/98              (.72)            14.62      24.02           35,550       2.20(d)         1.56            16
  Year ended 11/30/97              (.40)            12.46      22.35           14,782       2.20(d)         2.27            37
  Year ended 11/30/96              (.40)            10.57       7.82           13,561       2.20(d)          .95            98
  Year ended 11/30/95              (.39)            10.20      18.66           10,988       2.20(d)         1.60           162
  Year ended 11/30/94              (.41)             8.96      (5.59)           2,353       2.20(d)         3.53            30

  CLASS C
  12/1/98 to 5/31/99+++          $ (.46)           $16.66      17.32%      $   13,631       2.21%*          1.55%*           4%
  Year ended 11/30/98              (.72)            14.65      24.16            7,298       2.20(d)         1.54            16
  Year ended 11/30/97              (.40)            12.47      22.21            3,413       2.20(d)         2.27            37
  Year ended 11/30/96              (.40)            10.59       7.81            3,376       2.20(d)          .94            98
  Year ended 11/30/95              (.39)            10.22      18.76            3,500       2.20(d)         1.88           162
  Year ended 11/30/94              (.41)             8.97      (5.58)           2,651       2.20(d)         3.60            30

ALLIANCE REAL ESTATE
INVESTMENT FUND
  CLASS A
  Year ended 8/31/99             $ (.68)           $10.19       3.86%      $   35,299       1.58%           4.57%           29%
  Year ended 8/31/98               (.52)            10.47     (14.90)          51,214       1.55            3.87            23
  10/1/96+ to 8/31/97              (.38)            12.80      32.24           37,638       1.77*(f)        2.73*           20

  CLASS B
  Year ended 8/31/99             $ (.60)           $10.17       3.20%      $  168,741       2.31%           3.82%           29%
  Year ended 8/31/98               (.44)            10.44     (15.56)         268,856       2.26            3.16            23
  10/1/96+ to 8/31/97              (.33)            12.79      31.49          186,802       2.44*(f)        2.08*           20

  CLASS C
  Year ended 8/31/99             $ (.60)           $10.17       3.20%      $   44,739       2.30%           3.77%           29%
  Year ended 8/31/98               (.44)            10.44     (15.56)          69,575       2.26            3.15            23
  10/1/96+ to 8/31/97              (.33)            12.79      31.49           42,719       2.43*(f)        2.06*           20

ALLIANCE NEW EUROPE FUND
  CLASS A
  Year ended 7/31/99             $(2.56)           $18.57      (2.87)%     $  125,729       1.80%(f)         .39%           89%
  Year ended 7/31/98              (2.09)            21.85      32.21          130,777       1.85(f)          .25            99
  Year ended 7/31/97              (1.50)            18.61      28.78           78,578       2.05(f)          .40            89
  Year ended 7/31/96               (.47)            15.84       8.20           74,026       2.14            1.10            69
  Year ended 7/31/95               (.09)            15.11      20.22           86,112       2.09             .37            74

  CLASS B
  Year ended 7/31/99             $(2.56)           $17.39      (3.52)%     $  144,570       2.50%(f)        (.34)%          89%
  Year ended 7/31/98              (2.05)            20.76      31.22          137,425       2.56(f)         (.40)           99
  Year ended 7/31/97              (1.42)            17.87      27.76           66,032       2.75(f)         (.23)           89
  Year ended 7/31/96               (.47)            15.31       7.53           42,662       2.86             .59            69
  Year ended 7/31/95               (.09)            14.71      19.42           34,527       2.79            (.33)           74

  CLASS C
  Year ended 7/31/99             $(2.56)           $17.41      (3.46)%     $   45,845       2.50%(f)        (.28)%          89%
  Year ended 7/31/98              (2.05)            20.77      31.13           39,618       2.56(f)         (.41)           99
  Year ended 7/31/97              (1.42)            17.89      27.73           16,907       2.74(f)         (.23)           89
  Year ended 7/31/96               (.47)            15.33       7.59           10,141       2.87             .58            69
  Year ended 7/31/95               (.09)            14.72      19.40            7,802       2.78            (.33)           74



67



                                                  INCOME FROM INVESTMENT OPERATIONS            LESS DIVIDENDS AND DISTRIBUTIONS
                                             ------------------------------------------    ---------------------------------------
                                                               NET GAINS
                                 NET ASSET                   OR LOSSES ON                  DIVIDENDS    DISTRIBUTIONS
                                   VALUE,                      SECURITIES    TOTAL FROM     FROM NET    IN EXCESS OF  DISTRIBUTIONS
                                 BEGINNING   NET INVESTMENT  (BOTH REALIZED  INVESTMENT    INVESTMENT  NET INVESTMENT     FROM
FISCAL YEAR OR PERIOD            OF PERIOD   INCOME (LOSS)   AND UNREALIZED) OPERATIONS      INCOME        INCOME     CAPITAL GAINS
---------------------            ---------   --------------  --------------  ----------    ----------   -------------  ------------
ALLIANCE WORLDWIDE
PRIVATIZATION FUND
  CLASS A
  Year ended 6/30/99               $12.67      $ .00 (b)        $   .93       $   .93          $ (.12)        $0.00         $(1.64)
  Year ended 6/30/98                13.26        .10 (b)            .85           .95            (.18)         0.00          (1.36)
  Year ended 6/30/97                12.13        .15 (b)           2.55          2.70            (.15)         0.00          (1.42)
  Year ended 6/30/96                10.18        .10 (b)           1.85          1.95            0.00          0.00           0.00
  Year ended 6/30/95                 9.75        .06                .37           .43            0.00          0.00           0.00

  CLASS B
  Year ended 6/30/99               $12.37      $.(08)(b)        $   .89       $   .81          $ (.04)        $0.00         $(1.64)
  Year ended 6/30/98                13.04        .02(b)             .82           .84            (.15)         0.00          (1.36)
  Year ended 6/30/97                11.96        .08(b)            2.50          2.58            (.08)         0.00          (1.42)
  Year ended 6/30/96                10.10       (.02)(b)           1.88          1.86            0.00          0.00           0.00
  Year ended 6/30/95                 9.74        .02                .34           .36            0.00          0.00           0.00

  CLASS C
  Year ended 6/30/99               $12.37      $.(08)(b)        $   .89       $   .81          $ (.04)        $0.00         $(1.64)
  Year ended 6/30/98                13.04        .05 (b)            .79           .84            (.15)         0.00          (1.36)
  Year ended 6/30/97                11.96        .12 (b)           2.46          2.58            (.08)         0.00          (1.42)
  Year ended 6/30/96                10.10        .03(b)            1.83          1.86            0.00          0.00           0.00
  2/8/95++ to 6/30/95                9.53        .05                .52           .57            0.00          0.00           0.00

ALLIANCE INTERNATIONAL
PREMIER GROWTH
  CLASS A
  12/1/98 to 5/31/99+++            $ 9.63      $(.06)(b)(c)     $   .69       $   .63           $0.00         $0.00         $ 0.00
  3/3/98+ to 11/30/98               10.00       (.08)(b)(c)        (.29)         (.37)           0.00          0.00           0.00
  CLASS B
  12/1/98 to 5/31/99+++            $ 9.58      $(.09)(b)(c)     $   .68       $   .59           $0.00         $0.00         $ 0.00
  3/3/98+ to 11/30/98               10.00       (.13)(b)(c)        (.29)         (.42)           0.00          0.00           0.00
  CLASS C
  12/1/98 to 5/31/99+++            $ 9.57      $(.09)(b)(c)     $   .68       $   .59           $0.00         $0.00         $ 0.00
  3/3/98+ to 11/30/98               10.00       (.15)(b)(c)        (.28)         (.43)           0.00          0.00           0.00

ALLIANCE GLOBAL
SMALL CAP FUND
  CLASS A
  Year ended 7/31/99               $12.14      $(.08)(b)         $  .76        $  .68           $0.00         $0.00         $(1.16)
  Year ended 7/31/98                12.87       (.11)(b)            .37           .26            0.00          0.00           (.99)
  Year ended 7/31/97                11.61       (.15)(b)           2.97          2.82            0.00          0.00          (1.56)
  Year ended 7/31/96                10.38       (.14)(b)           1.90          1.76            0.00          0.00           (.53)
  Year ended 7/31/95                11.08       (.09)              1.50          1.41            0.00          0.00       (2.11)(e)

  CLASS B
  Year ended 7/31/99               $11.20      $(.15)(b)         $  .68        $  .53           $0.00         $0.00         $(1.16)
  Year ended 7/31/98                12.03       (.18)(b)            .34           .16            0.00          0.00           (.99)
  Year ended 7/31/97                11.03       (.21)(b)           2.77          2.56            0.00          0.00          (1.56)
  Year ended 7/31/96                 9.95       (.20)(b)           1.81          1.61            0.00          0.00           (.53)
  Year ended 7/31/95                10.78       (.12)              1.40          1.28            0.00          0.00       (2.11)(e)

  CLASS C
  Year ended 7/31/99               $11.22      $(.16)(b)         $  .69        $  .53           $0.00         $0.00         $(1.16)
  Year ended 7/31/98                12.05       (.19)(b)            .35           .16            0.00          0.00           (.99)
  Year ended 7/31/97                11.05       (.22)(b)           2.78          2.56            0.00          0.00          (1.56)
  Year ended 7/31/96                 9.96       (.20)(b)           1.82          1.62            0.00          0.00           (.53)
  Year ended 7/31/95                10.79       (.17)              1.45          1.28            0.00          0.00       (2.11)(e)

ALLIANCE INTERNATIONAL FUND
  CLASS A
  Year ended 6/30/99               $18.55      $(.04)(b)(c)      $ (.75)       $ (.79)          $0.00         $(.48)        $(1.04)
  Year ended 6/30/98                18.69       (.01)(b)(c)        1.13          1.12            0.00          (.05)         (1.21)
  Year ended 6/30/97                18.32        .06 (b)           1.51          1.57            (.12)         0.00          (1.08)
  Year ended 6/30/96                16.81        .05 (b)           2.51          2.56            0.00          0.00          (1.05)
  Year ended 6/30/95                18.38        .04                .01           .05            0.00          0.00          (1.62)

  CLASS B
  Year ended 6/30/99               $17.41      $(.16)(b)(c)      $ (.68)       $ (.84)          $0.00         $(.34)        $(1.04)
  Year ended 6/30/98                17.71       (.16)(b)(c)        1.07           .91            0.00          0.00          (1.21)
  Year ended 6/30/97                17.45       (.09)(b)           1.43          1.34            0.00          0.00          (1.08)
  Year ended 6/30/96                16.19       (.07)(b)           2.38          2.31            0.00          0.00          (1.05)
  Year ended 6/30/95                17.90       (.01)              (.08)         (.09)           0.00          0.00          (1.62)

  CLASS C
  Year ended 6/30/99               $17.42      $(.16)(b)(c)      $ (.69)       $ (.85)          $0.00         $(.34)        $(1.04)
  Year ended 6/30/98                17.73       (.15)(b)(c)        1.05           .90            0.00          0.00          (1.21)
  Year ended 6/30/97                17.46       (.09)(b)           1.44          1.35            0.00          0.00          (1.08)
  Year ended 6/30/96                16.20       (.07)(b)           2.38          2.31            0.00          0.00          (1.05)
  Year ended 6/30/95                17.91       (.14)               .05          (.09)           0.00          0.00          (1.62)

PLEASE REFER TO THE FOOTNOTES ON PAGE 72.



68



                              LESS DISTRIBUTIONS                                         RATIOS/SUPPLEMENTAL DATA
                               ----------------                          ---------------------------------------------------------
                                    TOTAL        NET ASSET                                RATIO OF     RATIO OF NET
                                 DIVIDENDS          VALUE,                NET ASSETS,     EXPENSES     INCOME (LOSS)
                                    AND            END OF      TOTAL    END OF PERIOD    TO AVERAGE     TO AVERAGE     PORTFOLIO
FISCAL YEAR OR PERIOD          DISTRIBUTIONS       PERIOD    RETURN(A) (000'S OMITTED)   NET ASSETS     NET ASSETS   TURNOVER RATE
---------------------          -------------  -------------  --------  --------------   -----------   -------------  -------------
ALLIANCE WORLDWIDE
PRIVATIZATION FUND
  CLASS A
  Year ended 6/30/99             $(1.76)           $11.84       9.86%      $  340,194       1.92%(f)        (.01)%          58%
  Year ended 6/30/98              (1.54)            12.67       9.11          467,960       1.73             .80            53
  Year ended 6/30/97              (1.57)            13.26      25.16          561,793       1.72            1.27            48
  Year ended 6/30/96               0.00             12.13      19.16          672,732       1.87             .95            28
  Year ended 6/30/95               0.00             10.18       4.41           13,535       2.56             .66            36

  CLASS B
  Year ended 6/30/99             $(1.68)           $11.50       8.91%      $  117,420       2.63%(f)       (1.43)%          58%
  Year ended 6/30/98              (1.51)            12.37       8.34          156,348       2.45             .20            53
  Year ended 6/30/97              (1.50)            13.04      24.34          121,173       2.43             .66            48
  Year ended 6/30/96               0.00             11.96      18.42           83,050       2.83            (.20)           28
  Year ended 6/30/95               0.00             10.10       3.70           79,359       3.27             .01            36

  CLASS C
  Year ended 6/30/99             $(1.68)           $11.50       8.91%      $   20,397       2.63%(f)       (1.44)%          58%
  Year ended 6/30/98              (1.51)            12.37       8.34           26,635       2.44             .38            53
  Year ended 6/30/97              (1.50)            13.04      24.33           12,929       2.42            1.06            48
  Year ended 6/30/96               0.00             11.96      18.42            2,383       2.57             .63            28
  2/8/95++ to 6/30/95              0.00             10.10       5.98              338       1.03*           1.04*           36

ALLIANCE INTERNATIONAL
PREMIER GROWTH
  CLASS A
  12/1/98 to 5/31/99+++          $ 0.00            $10.26       6.54%      $   10,256       2.52%(d)       (1.09)%         121%
  3/3/98+ to 11/30/98              0.00              9.63      (3.70)           7,255       2.50*(d)        (.90)*         151

  CLASS B
  12/1/98 to 5/31/99+++          $ 0.00            $10.17       6.16%      $   14,807       3.22%(d)       (1.80)%         121%
  3/3/98+ to 11/30/98              0.00              9.58      (4.20)          11,710       3.20*(d)       (1.41)*         151

  CLASS C
  12/1/98 to 5/31/99+++          $ 0.00            $10.16       6.16%      $    4,721       3.22%(d)       (1.76)%         121%
  3/3/98+ to 11/30/98              0.00              9.57      (4.30)           3,120       3.20*(d)       (1.69)*         151

ALLIANCE GLOBAL
SMALL CAP FUND
  CLASS A
  Year ended 7/31/99             $(1.16)           $11.66       7.51%      $   77,164       2.37%(f)        (.79)%         120%
  Year ended 7/31/98               (.99)            12.14       2.49           82,843       2.16(f)         (.88)          113
  Year ended 7/31/97              (1.56)            12.87      26.47           85,217       2.41(f)        (1.25)          129
  Year ended 7/31/96               (.53)            11.61      17.46           68,623       2.51           (1.22)          139
  Year ended 7/31/95              (2.11)            10.38      16.62           60,057       2.54(d)        (1.17)          128

  CLASS B
  Year ended 7/31/99             $(1.16)           $10.57       6.74%      $   30,205       3.14%(f)       (1.59)%         120%
  Year ended 7/31/98               (.99)            11.20       1.80           38,827       2.88(f)        (1.58)          113
  Year ended 7/31/97              (1.56)            12.03      25.42           31,946       3.11(f)        (1.92)          129
  Year ended 7/31/96               (.53)            11.03      16.69           14,247       3.21           (1.88)          139
  Year ended 7/31/95              (2.11)             9.95      15.77            5,164       3.20(d)        (1.92)          128

  CLASS C
  Year ended 7/31/99             $(1.16)           $10.59       6.72%      $    7,058       3.15%(f)       (1.61)%         120%
  Year ended 7/31/98               (.99)            11.22       1.79            9,471       2.88(f)        (1.59)          113
  Year ended 7/31/97              (1.56)            12.05      25.37            8,718       3.10(f)        (1.93)          129
  Year ended 7/31/96               (.53)            11.05      16.77            4,119       3.19           (1.85)          139
  Year ended 7/31/95              (2.11)             9.96      15.75            1,407       3.25(d)        (2.10)          128

ALLIANCE INTERNATIONAL FUND
  CLASS A
  Year ended 6/30/99             $(1.52)           $16.24      (3.95)%     $   78,303       1.80%(d)(f)     (.25)%(c)      178%
  Year ended 6/30/98              (1.26)            18.55       6.79          131,565       1.65(d)         (.05)(c)       121
  Year ended 6/30/97              (1.20)            18.69       9.30          190,173       1.74(f)          .31            94
  Year ended 6/30/96              (1.05)            18.32      15.83          196,261       1.72             .31            78
  Year ended 6/30/95              (1.62)            16.81        .59          165,584       1.73             .26           119

  CLASS B
  Year ended 6/30/99             $(1.38)           $15.19      (4.56)%     $   55,724       2.61%(d)(f)    (1.02)%(c)      178%
  Year ended 6/30/98              (1.21)            17.41       5.92           71,370       2.49(d)         (.90)(c)       121
  Year ended 6/30/97              (1.08)            17.71       8.37           77,725       2.58(f)         (.51)           94
  Year ended 6/30/96              (1.05)            17.45      14.87           72,470       2.55%           (.46)           78
  Year ended 6/30/95              (1.62)            16.19       (.22)          48,998       2.57            (.62)          119

  CLASS C
  Year ended 6/30/99             $(1.38)           $15.19      (4.62)%     $   16,876       2.61%(d)(f)    (1.02)%(c)      178%
  Year ended 6/30/98              (1.21)            17.42       5.85           20,428       2.48(d)         (.90)(c)       121
  Year ended 6/30/97              (1.08)            17.73       8.42           23,268       2.56(f)         (.51)           94
  Year ended 6/30/96              (1.05)            17.46      14.85           26,965       2.53            (.47)           78
  Year ended 6/30/95              (1.62)            16.20       (.22)          19,395       2.54            (.88)          119



69



                                                  INCOME FROM INVESTMENT OPERATIONS            LESS DIVIDENDS AND DISTRIBUTIONS
                                             ------------------------------------------    ---------------------------------------
                                                               NET GAINS
                                 NET ASSET                    OR LOSSES ON                 DIVIDENDS    DISTRIBUTIONS
                                   VALUE,                      SECURITIES    TOTAL FROM     FROM NET    IN EXCESS OF  DISTRIBUTIONS
                                 BEGINNING   NET INVESTMENT  (BOTH REALIZED  INVESTMENT    INVESTMENT  NET INVESTMENT     FROM
FISCAL YEAR OR PERIOD            OF PERIOD   INCOME (LOSS)   AND UNREALIZED) OPERATIONS      INCOME        INCOME     CAPITAL GAINS
---------------------            ---------   --------------  --------------  ----------    ----------   -------------  ------------
ALLIANCE GREATER
CHINA '97 FUND
  CLASS A
  Year ended 7/31/99               $ 4.84      $ .02(b)(c)       $ 3.34        $ 3.36           $0.00         $0.00         $ 0.00
  9/3/97+ to 7/31/98                10.00        .08(b)(c)        (5.18)        (5.10)           (.06)         0.00           0.00

  CLASS B
  Year ended 7/31/99               $ 4.82      $(.01)(b)(c)      $ 3.31        $ 3.30           $0.00         $0.00         $ 0.00
  9/3/97+ to 7/31/98                10.00        .03(b)(c)        (5.17)        (5.14)           (.03)         (.01)          0.00

  CLASS C
  Year ended 7/31/99               $ 4.82      $(.03)(b)(c)      $ 3.32        $ 3.29           $0.00         $0.00         $ 0.00
  9/3/97+ to 7/31/98                10.00        .03(b)(c)        (5.17)        (5.14)           (.03)         (.01)          0.00

ALLIANCE ALL-ASIA
INVESTMENT FUND
  CLASS A
  11/1/98 to 4/30/99+++            $ 5.86      $(.07)(b)(c)      $ 1.88        $ 1.81           $0.00         $0.00         $ 0.00
  Year ended 10/31/98                7.54       (.10)(b)(c)       (1.58)        (1.68)           0.00          0.00           0.00
  Year ended 10/31/97               11.04       (.21)(b)(c)       (2.95)        (3.16)           0.00          0.00           (.34)
  Year ended 10/31/96               10.45       (.21)(b)(c)         .88           .67            0.00          0.00           (.08)
  11/28/94+ to 10/31/95             10.00       (.19)(c)(b)         .64           .45            0.00          0.00           0.00

  CLASS B
  11/1/98 to 4/30/99+++            $ 5.71      $(.09)(b)(c)      $ 1.82        $ 1.73           $0.00         $0.00         $ 0.00
  Year ended 10/31/98                7.39       (.14)(b)(c)       (1.54)        (1.68)           0.00          0.00           0.00
  Year ended 10/31/97               10.90       (.28)(b)(c)       (2.89)        (3.17)           0.00          0.00           (.34)
  Year ended 10/31/96               10.41       (.28)(b)(c)         .85           .57            0.00          0.00           (.08)
  11/28/94+ to 10/31/95             10.00       (.25)(b)(c)         .66           .41            0.00          0.00           0.00

  CLASS C
  11/1/98 to 4/30/99+++            $ 5.72      $(.09)(b)(c)      $ 1.83        $ 1.74           $0.00         $0.00         $ 0.00
  Year ended 10/31/98                7.40       (.14)(b)(c)       (1.54)        (1.68)           0.00          0.00           0.00
  Year ended 10/31/97               10.91       (.27)(b)(c)       (2.90)        (3.17)           0.00          0.00           (.34)
  Year ended 10/31/96               10.41       (.28)(b)(c)         .86           .58            0.00          0.00           (.08)
  11/28/94+ to 10/31/95             10.00       (.35)(b)(c)         .76           .41            0.00          0.00           0.00

ALLIANCE GLOBAL
ENVIRONMENT FUND (H)
  CLASS A
  11/1/98 to 4/30/99+++            $ 8.34      $(.11)(b)(c)      $ 1.44        $ 1.33           $0.00         $0.00         $(3.10)
  Year ended 10/31/98               18.77       (.24)(b)          (1.12)        (1.36)           0.00          0.00          (9.07)
  Year ended 10/31/97               16.48       (.23)(b)           3.65          3.42            0.00          0.00          (1.13)
  Year ended 10/31/96               12.37       (.13)(b)           4.26          4.13            (.02)         0.00           0.00
  Year ended 10/31/95               11.74        .03                .60           .63            0.00          0.00           0.00
  Year ended 10/31/94               10.97       0.00                .77           .77            0.00          0.00           0.00

  CLASS B
  11/1/98 to 4/30/99+++            $ 8.30      $(.13)(b)(c)      $ 1.43        $ 1.30           $0.00         $0.00         $(3.10)
  Year ended 10/31/98               18.76       (.27)(b)          (1.12)        (1.39)           0.00          0.00          (9.07)
  10/3/97++ to 10/31/97             19.92       (.20)(b)           (.96)        (1.16)           0.00          0.00           0.00

  CLASS C
  11/1/98 to 4/30/99+++            $ 8.27      $(.12)(b)(c)      $ 1.41        $ 1.29           $0.00         $0.00         $(3.10)
  11/5/97++ to 10/31/98             19.15       (.27)(b)          (1.54)        (1.81)           0.00          0.00          (9.07)

PLEASE REFER TO THE FOOTNOTES ON PAGE 72.



70



                              LESS DISTRIBUTIONS                                         RATIOS/SUPPLEMENTAL DATA
                               ----------------                          ---------------------------------------------------------
                                    TOTAL        NET ASSET                                RATIO OF     RATIO OF NET
                                 DIVIDENDS          VALUE,                NET ASSETS,     EXPENSES     INCOME (LOSS)
                                    AND            END OF      TOTAL    END OF PERIOD    TO AVERAGE     TO AVERAGE     PORTFOLIO
FISCAL YEAR OR PERIOD          DISTRIBUTIONS       PERIOD    RETURN(A) (000'S OMITTED)   NET ASSETS     NET ASSETS   TURNOVER RATE
---------------------          -------------  -------------  --------  --------------   -----------   -------------  -------------
ALLIANCE GREATER
CHINA '97 FUND
  CLASS A
  Year ended 7/31/99             $ 0.00           $  8.20      69.42%        $  1,011       2.52%(d)(f)      .36%           94%
  9/3/97+ to 7/31/98               (.06)             4.84     (51.20)             445       2.52(d)(f)*     1.20*           58

  CLASS B
  Year ended 7/31/99             $ 0.00           $  8.12      68.46%        $  1,902       3.22%(d)(f)     (.22)%          94%
  9/3/97+ to 7/31/98               (.04)             4.82     (51.53)           1,551       3.22(d)(f)*      .53*           58

  CLASS C
  Year ended 7/31/99             $ 0.00           $  8.11      68.26%        $    162       3.22%(d)(f)     (.49)%          94%
  9/3/97+ to 7/31/98               (.04)             4.82     (51.53)             102       3.22(d)(f)*      .50*           58

ALLIANCE ALL-ASIA
INVESTMENT FUND
  CLASS A
  11/1/98 to 4/30/99+++          $ 0.00           $  7.67      30.89%        $  6,878       3.03%*         (2.24)%*        210%
  Year ended 10/31/98              0.00              5.86     (22.28)           3,778       3.74(d)(f)     (1.50)           93
  Year ended 10/31/97              (.34)             7.54     (29.61)           5,916       3.45(d)        (1.97)           70
  Year ended 10/31/96              (.08)            11.04       6.43           12,284       3.37*(d)       (1.75)           66
  11/28/94+ to 10/31/95            0.00             10.45       4.50            2,870       4.42*(d)       (1.87)*          90

  CLASS B
  11/1/98 to 4/30/99+++          $ 0.00           $  7.44      30.30%        $ 13,042       3.73%*         (2.94)%*        210%
  Year ended 10/31/98              0.00              5.71     (22.73)           8,844       4.49(d)(f)     (2.22)           93
  Year ended 10/31/97              (.34)             7.39     (30.09)          11,439       4.15(d)        (2.67)           70
  Year ended 10/31/96              (.08)            10.90       5.49           23,784       4.07(d)        (2.44)           66
  11/28/94+ to 10/31/95            0.00             10.41       4.10            5,170       5.20*(d)       (2.64)*          90

  CLASS C
  11/1/98 to 4/30/99+++          $ 0.00           $  7.46      30.42%        $  3,262       3.73%*         (2.95)%*        210%
  Year ended 10/31/98              0.00              5.72     (22.70)           1,717       4.48(d)(f)     (2.20)           93
  Year ended 10/31/97              (.34)             7.40     (30.06)           1,859       4.15(d)        (2.66)           70
  Year ended 10/31/96              (.08)            10.91       5.59            4,228       4.07(d)        (2.42)           66
  11/28/94+ to 10/31/95            0.00             10.41       4.10              597       5.84*(d)       (3.41)*          90

ALLIANCE GLOBAL
ENVIRONMENT FUND (H)
  CLASS A
  11/1/98 to 4/30/99+++          $(3.10)          $  6.57      25.60%        $ 10,500       4.12%*         (3.56)%*         86%
  Year ended 10/31/98             (9.07)             8.34     (10.51)          13,295       2.80(f)        (2.27)          205
  Year ended 10/31/97             (1.13)            18.77      23.51           52,378       2.39           (1.35)          145
  Year ended 10/31/96              (.02)            16.48      33.48          100,271       1.60            (.85)          268
  Year ended 10/31/95              0.00             12.37       5.37           85,416       1.57             .21           109
  Year ended 10/31/94              0.00             11.74       7.02           81,102       1.67            (.04)           42

  CLASS B
  11/1/98 to 4/30/99+++          $(3.10)          $  6.50      25.22%        $    220       4.78%*         (4.22)%*         86%
  Year ended 10/31/98             (9.07)             8.30     (10.79)             152       3.52(f)        (2.93)          205
  10/3/97++ to 10/31/97            0.00             18.76      (5.82)             235      20.84*          (1.03)*         145

  CLASS C
  11/1/98 to 4/30/99+++          $(3.10)          $  6.46      25.18%        $     39       4.61%*         (4.07)%*         86%
  11/5/97++ to 10/31/98           (9.07)             8.27     (12.88)              31       3.39(f)*       (2.75)*         205



71



  +  COMMENCEMENT OF OPERATIONS.

 ++  COMMENCEMENT OF DISTRIBUTION.

+++  UNAUDITED.

  *  ANNUALIZED.

 **  REFLECTS A CHANGE IN FISCAL YEAR END.

(A) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES ARE NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(B)  BASED ON AVERAGE SHARES OUTSTANDING.

(C)  NET OF FEE WAIVER AND EXPENSE REIMBURSEMENT.

(D) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF THE FOLLOWING FUNDS HAD BORNE ALL EXPENSES IN THEIR MOST RECENT FIVE FISCAL YEARS, THEIR EXPENSE RATIOS, WITHOUT GIVING EFFECT TO THE EXPENSE OFFSET ARRANGEMENT DESCRIBED IN
(F) BELOW, WOULD HAVE BEEN AS FOLLOWS:

                                            1994      1995        1996        1997       1998       1999
                                            ----      ----        ----        ----       ----       ----
ALLIANCE ALL-ASIA
INVESTMENT FUND
  CLASS A                                      -     10.57%*      3.61%       3.57%      4.63%         -
  CLASS B                                      -     11.32%*      4.33%       4.27%      5.39%         -
  CLASS C                                      -     11.38%*      4.30%       4.27%      5.42%         -

ALLIANCE GROWTH
FUND
  CLASS A                                   1.46%        -           -           -          -          -
  CLASS B                                   2.13%        -           -           -          -          -
  CLASS C                                   2.13%*       -           -           -          -          -

ALLIANCE GLOBAL
SMALL CAP FUND
  CLASS A                                      -      2.61%          -           -          -          -
  CLASS B                                      -      3.27%          -           -          -          -
  CLASS C                                      -      3.31%          -           -          -          -

ALLIANCE UTILITY
INCOME FUND
  CLASS A                                  13.72%     4.86%*      3.38%       3.55%      2.48%         -
  CLASS B                                  14.42%     5.34%*      4.08%       4.28%      3.21%         -
  CLASS C                                  14.42%     5.99%*      4.07%       4.28%      3.22%         -

ALLIANCE INTERNATIONAL
FUND
  CLASS A                                      -         -           -           -       1.80%      1.91%
  CLASS B                                      -         -           -           -       2.64%      2.74%
  CLASS C                                      -         -           -           -       2.63%      2.75%

ALLIANCE GREATER
CHINA '97 FUND
  CLASS A                                      -         -           -           -      18.27%*    19.68%
  CLASS B                                      -         -           -           -      19.18%*    20.22%
  CLASS C                                      -         -           -           -      19.37%*    20.41%

ALLIANCE INTERNATIONAL
PREMIER GROWTH FUND
  CLASS A                                      -         -           -           -       5.19%      3.75%
  CLASS B                                      -         -           -           -       6.14%      4.43%
  CLASS C                                      -         -           -           -       6.00%      4.44%

FOR THE EXPENSE RATIOS OF THE FUNDS IN YEARS PRIOR TO FISCAL YEAR 1994, ASSUMING THE FUNDS HAD BORNE ALL EXPENSES, PLEASE SEE THE FINANCIAL STATEMENTS IN EACH FUND'S STATEMENT OF ADDITIONAL INFORMATION.

(E) "DISTRIBUTIONS FROM NET REALIZED GAINS" INCLUDES A RETURN OF CAPITAL OF $(.12).

(F) AMOUNTS DO NOT REFLECT THE IMPACT OF EXPENSE OFFSET ARRANGEMENTS WITH THE TRANSFER AGENT. TAKING INTO ACCOUNT SUCH EXPENSE OFFSET ARRANGEMENTS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS, ASSUMING THE ASSUMPTION AND/OR
WAIVER/REIMBURSEMENT OF EXPENSES DESCRIBED IN (D) ABOVE, WOULD HAVE BEEN AS
FOLLOWS:

ALLIANCE BALANCED
SHARES                                           1997       1998        1999

  CLASS A                                        1.46%      1.29%       1.21%
  CLASS B                                        2.24%      2.05%       1.96%
  CLASS C                                        2.22%      2.04%       1.94%

ALLIANCE REAL ESTATE
INVESTMENT FUND                                  1997       1998        1999

  CLASS A                                        1.77%         -
  CLASS B                                        2.43%         -
  CLASS C                                        2.42%         -

ALLIANCE GROWTH FUND                             1997       1998        1999
  CLASS A                                        1.25%      1.21%          -
  CLASS B                                        1.95%      1.93%          -
  CLASS C                                        1.95%      1.92%          -

ALLIANCE INTERNATIONAL
FUND                                             1997       1998        1999

  CLASS A                                        1.73%         -        1.78%
  CLASS B                                        2.58%         -        2.59%
  CLASS C                                        2.56%         -        2.59%

ALLIANCE GLOBAL
SMALL CAP FUND                                   1997       1998        1999

  CLASS A                                        2.38%      2.14%       2.33%
  CLASS B                                        3.08%      2.86%       3.11%
  CLASS C                                        3.08%      2.85%       3.12%

ALLIANCE TECHNOLOGY
FUND                                             1997       1998        1999

  CLASS A                                        1.66%      1.65%          -
  CLASS B                                        2.36%      2.38%          -
  CLASS C                                        2.37%      2.38%          -

ALLIANCE WORLDWIDE
PRIVATIZATION FUND                               1997       1998        1999

  CLASS A                                           -          -        1.91%
  CLASS B                                           -          -        2.62%
  CLASS C                                           -          -        2.61%

ALLIANCE GREATER
CHINA '97 FUND                                   1997       1998        1999

  CLASS A                                           -       2.50%       2.50%
  CLASS B                                           -       3.20%       3.20%
  CLASS C                                           -       3.20%       3.20%

ALLIANCE NEW EUROPE
FUND                                             1997       1998        1999

  CLASS A                                        2.04%      1.84%       1.78%
  CLASS B                                        2.74%      2.54%       2.49%
  CLASS C                                        2.73%      2.54%       2.49%

ALLIANCE GROWTH AND
INCOME FUND                                      1997       1998        1999

  CLASS A                                         .91%       .92%          -
  CLASS B                                        1.71%      1.71%          -
  CLASS C                                        1.70%      1.71%          -

ALLIANCE QUASAR FUND                             1997       1998        1999

  CLASS A                                           -       1.60%          -
  CLASS B                                           -       2.38%          -
  CLASS C                                           -       2.37%          -

ALLIANCE PREMIER
GROWTH FUND                                      1997       1998        1999

  CLASS A                                           -       1.58%          -
  CLASS B                                           -       2.27%          -
  CLASS C                                           -       2.27%          -

ALLIANCE GLOBAL
ENVIRONMENT                                      1997       1998        1999

  CLASS A                                           -       2.79%          -
  CLASS B                                           -       3.51%          -
  CLASS C                                           -       3.38%          -

ALLIANCE ALL-ASIA                                1997       1998        1999

  CLASS A                                           -       3.70%          -
  CLASS B                                           -       4.44%          -
  CLASS C                                           -       4.44%          -


(G) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEARS ENDED 1999 AND 1997 INCLUDE A TAX RETURN OF CAPITAL OF $.02 AND $.08 FOR CLASS A SHARES, $.02 AND $.09 FOR CLASS B SHARES AND $.02 AND $.08 FOR CLASS C SHARES, RESPECTIVELY.

(H) ALLIANCE GLOBAL ENVIRONMENT FUND OPERATED AS A CLOSED-END INVESTMENT COMPANY THROUGH OCTOBER 3, 1997, WHEN IT CONVERTED TO AN OPEN-END INVESTMENT COMPANY AND ALL SHARES OF ITS COMMON STOCK THEN OUTSTANDING WERE RECLASSIFIED AS CLASS A SHARES.



72


-------------------------------------------------------------------------------
APPENDIX A
-------------------------------------------------------------------------------


The following is additional information about the United Kingdom, Japan and Greater China countries.

INVESTMENT IN UNITED KINGDOM ISSUERS. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.66 in 1998. On October 25, 1999 the U.S. Dollar-pound sterling exchange rate was 1.66.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 5,882.6 at the end of 1998, up approximately 15% from the end of 1997. The FT-SE 100 index closed at 6009.40 on October 25, 1999.

The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the SAI of New Europe Fund.

INVESTMENT IN JAPANESE ISSUERS. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. On October 25, 1999 the TOPIX closed at 1534.27 up approximately 41% from the end of 1998.

Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthens the position of Mr. Obuchi's administration in the parliament. For the past several years, Japan's banking industry has been



73



weakened by a significant amount of problem loans. Japan's banks also have had significant exposure to the recent financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these laws will achieve their intended effect. For further information regarding Japan, see the SAIs of ALLIANCE INTERNATIONAL FUND and ALLIANCE ALL-ASIA INVESTMENT FUND.

INVESTMENT IN GREATER CHINA ISSUERS. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.

China is heavily dependent on foreign trade, particularly with Hong Kong, Japan, the U.S., South Korea and Taiwan. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. For example, in the U.S. the continued extension of normal trade relations (formerly known as most favored nation trading status) with China, which is reviewed regularly and was reviewed in 1999, is an issue of significant controversy. Loss of that status would clearly hurt China's economy by reducing its exports. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the recent election, it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.

The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, ALLIANCE GREATER CHINA '97 FUND may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.



74


Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the ALLIANCE GREATER CHINA '97 FUND, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

ALLIANCE GREATER CHINA '97 FUND could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.


Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.



75


For more information about the Funds, the following documents are available upon request:

 .  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

 .  STATEMENT OF ADDITIONAL INFORMATION (SAI)


Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.



You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:


BY MAIL:                      c/o Alliance Fund Services, Inc.
                              P.O. Box 1520
                              Secaucus, NJ 07096-1520

BY PHONE:                     For Information: (800) 221-5672
                              For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:


 . Call the SEC at 1-202-942-8090 for information on the operation of the Public Reference Room.

 . Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

 . Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102


ON THE INTERNET:              www.sec.gov

Your also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com


Fund                                                              SEC File No.
Alliance Premier Growth Fund                                         811-06730
Alliance Health Care Fund                                            811-09329
Alliance Growth Fund                                                 811-05088
Alliance Technology Fund                                             811-03131
Alliance Quasar Fund                                                 811-01716
The Alliance Fund                                                    811-00204
Alliance Growth & Income                                             811-00126
Alliance Balanced Shares                                             811-00134
Alliance Utility Income Fund                                         811-07916
Alliance Real Estate Investment Fund                                 811-07707
Alliance New Europe Fund                                             811-06028
Alliance Worldwide Privatization Fund                                811-08426
Alliance International Premier Growth Fund                           811-08527
Alliance Global Small Cap Fund                                       811-01415
Alliance International Fund                                          811-03130
Alliance Greater China '97 Fund                                      811-08201
Alliance All-Asia Investment Fund                                    811-08776
Alliance Global Environment Fund                                     811-05993

THE ALLIANCE STOCK FUNDS
The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

Advisor Class Prospectus and Application

November 1, 1999


DOMESTIC STOCK FUNDS

>    Alliance Premier Growth Fund
>    Alliance Health Care Fund
>    Alliance Growth Fund
>    Alliance Technology Fund
>    Alliance Quasar Fund
>    The Alliance Fund


TOTAL RETURN FUNDS
>    Alliance Growth & Income Fund
>    Alliance Balanced Shares
>    Alliance Utility Income Fund
>    Alliance Real Estate Investment Fund

GLOBAL STOCK FUNDS
>    Alliance New Europe Fund
>    Alliance Worldwide Privatization Fund
>    Alliance International Premier Growth Fund
>    Alliance Global Small Cap Fund
>    Alliance International Fund
>    Alliance Greater China '97 Fund
>    Alliance All-Asia Investment Fund
>    Alliance Global Environment Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ALLIANCE CAPITAL




INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED



2


TABLE OF CONTENTS

                                                  Page
   RISK/RETURN SUMMARY                               3
   Domestic Stock Funds                              4
   Total Return Funds                               10
   Global Stock Funds                               14
   Summary of Principal Risks                       22
   Principal Risks by Fund                          23
   FEES AND EXPENSES OF THE FUNDS                   24
   GLOSSARY                                         27
   DESCRIPTION OF THE FUNDS                         28
   Investment Objectives and Policies               28
   Description of Investment Practices              41
   Additional Risk Considerations                   48
   MANAGEMENT OF THE FUNDS                          53
   PURCHASE AND SALE OF SHARES                      56
   How The Funds Value Their Shares                 56
   How To Buy Shares                                57
   How to Exchange Shares                           57
   How To Sell Shares                               57
   DIVIDENDS, DISTRIBUTIONS AND TAXES               58
   CONVERSION FEATURE                               59
   GENERAL INFORMATION                              59
   FINANCIAL HIGHLIGHTS                             61
   APPENDIX A--ADDITIONAL INFORMATION
   ABOUT THE UNITED KINGDOM, JAPAN, AND
   GREATER CHINA COUNTRIES                          67



The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY
The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 22.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

  - how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

  - changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments you may lose money by investing in the Funds.



3


DOMESTIC STOCK FUNDS
The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.


ALLIANCE PREMIER GROWTH FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL BY INVESTING PREDOMINANTLY IN EQUITY SECURITIES OF A LIMITED NUMBER OF LARGE, CAREFULLY SELECTED, HIGH-QUALITY U.S. COMPANIES THAT ARE JUDGED LIKELY TO ACHIEVE SUPERIOR EARNINGS GROWTH.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.


Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities.


Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR       INCEPTION
----------------------------------------------------
ADVISOR CLASS                 49.85%         42.97%
RUSSELL 1000 GROWTH INDEX     38.71%         34.67%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 7.37%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   33.11   49.85
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 31.15%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -12.02%, 3RD QUARTER, 1998.


4




ALLIANCE HEALTH CARE FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND, SECONDARILY, CURRENT INCOME.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
Under normal circumstances the Fund invests at least 65%, and normally substantially all, of the value of its total assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in securities of non-U.S. companies and other foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in the Health Care Industries.

Among the principal risks of investing in the Fund are market risk and sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.


BAR CHART AND PERFORMANCE TABLE:
There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.



5


ALLIANCE GROWTH FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. CURRENT INCOME IS INCIDENTAL TO THE FUND'S OBJECTIVE.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 15% of its total assets in foreign securities.


Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                             1 YEAR        INCEPTION
----------------------------------------------------
ADVISOR CLASS                 28.55%         29.34%
S&P 500 INDEX                 28.60%         31.37%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 3.19%.


[GRAPHIC OMITTED]

  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   27.46   28.55
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 28.97%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -16.20%, 3RD QUARTER, 1998.


6


ALLIANCE TECHNOLOGY FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL. CURRENT INCOME IS INCIDENTAL TO THE FUND'S OBJECTIVE.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 10% of its total assets in foreign securities.


Among the principal risks of investing in the Fund is market risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, currency risk and foreign risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR        INCEPTION
-----------------------------------------------------
ADVISOR CLASS                 63.68%         30.01%
S&P 500 INDEX                 28.60%         31.37%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 19.09%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    4.84   63.68
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 39.98%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -16.43%, 4TH QUARTER, 1997.


7


ALLIANCE QUASAR FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL BY PURSUING AGGRESSIVE INVESTMENT POLICIES. CURRENT INCOME IS INCIDENTAL TO THE FUND'S OBJECTIVE.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund generally invests in a widely-diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.


Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risks and currency risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR        INCEPTION
-----------------------------------------------------
ADVISOR CLASS                 -4.30%          6.74%
RUSSELL 2000 INDEX            -2.55%         11.81%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was -4.49%.


[GRAPHIC OMITTED]

  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   17.48   -4.30
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 17.44%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -28.39%, 3RD QUARTER, 1998.


8


THE ALLIANCE FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND INCOME PRIMARILY THROUGH INVESTMENTS IN COMMON STOCKS.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have currency risk and foreign risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                             1 YEAR        INCEPTION
-----------------------------------------------------
ADVISOR CLASS                 -2.41%         18.30%
S&P 400 MID-CAP INDEX         19.11%         26.51%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 6.07%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   36.27   -2.41
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 23.88%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -24.17%, 3RD QUARTER, 1998.


9


TOTAL RETURN FUNDS
The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

ALLIANCE GROWTH & INCOME FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS APPRECIATION THROUGH INVESTMENTS PRIMARILY IN DIVIDEND-PAYING COMMON STOCKS OF GOOD QUALITY, ALTHOUGH THE FUND ALSO MAY INVEST IN FIXED-INCOME AND CONVERTIBLE SECURITIES.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                             1 YEAR        INCEPTION
-----------------------------------------------------
ADVISOR CLASS                 21.48%         27.57%
RUSSELL 1000 VALUE INDEX      15.63%         26.14%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 3.32%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   29.57   21.48
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 23.28%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -13.76%, 3RD QUARTER, 1998.


10


ALLIANCE BALANCED SHARES

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS HIGH RETURN THROUGH A COMBINATION OF CURRENT INCOME AND CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if as a result less than 25% of the Fund's total assets will be invested in fixed-income senior securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has currency risk and foreign risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR       INCEPTION
-----------------------------------------------------
ADVISOR CLASS                 16.03%         21.61%
S&P 500 INDEX                 28.60%         31.37%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 0.07%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   27.43   16.03
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 13.52%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -6.36%, 3RD QUARTER, 1998.


11


ALLIANCE UTILITY INCOME FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS CURRENT INCOME AND CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY AND FIXED-INCOME SECURITIES OF COMPANIES IN THE UTILITIES INDUSTRY.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in income-producing equity securities. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and foreign utility companies, although the Fund will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, there is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher rated securities.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                             1 YEAR        INCEPTION
-----------------------------------------------------
ADVISOR CLASS                 24.83%         28.57%
NYSE UTILITY                  33.04%         30.08%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 7.97%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   31.16   24.83
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 15.63%, 4TH QUARTER, 1997; AND WORST QUARTER WAS DOWN -3.01%, 1ST QUARTER, 1997.


12


ALLIANCE REAL ESTATE INVESTMENT FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS TOTAL RETURN FROM LONG-TERM GROWTH OF CAPITAL AND INCOME PRINCIPALLY THROUGH INVESTING IN EQUITY SECURITIES OF COMPANIES THAT ARE PRIMARILY ENGAGED IN OR RELATED TO THE REAL ESTATE INDUSTRY.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR       INCEPTION
-----------------------------------------------------
ADVISOR CLASS                -20.05%          7.79%
S&P 500 INDEX                 28.60%         31.37%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was -5.04%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   23.27  -20.05
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 14.51%, 3RD QUARTER, 1997; AND WORST QUARTER WAS DOWN -12.33%, 3RD QUARTER, 1998.


13


GLOBAL STOCK FUNDS
The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.


ALLIANCE NEW EUROPE FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES BASED IN EUROPE.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At December 31, 1998, the Fund had approximately 26% of its assets invested in securities of United Kingdom issuers.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR       INCEPTION
-----------------------------------------------------
ADVISOR CLASS                 25.39%         23.61%
MSCI EUROPE INDEX             28.91%         28.25%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 1.30%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   17.08   25.39
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 22.56%, 1ST QUARTER, 1998; AND WORST QUARTER WAS DOWN -19.61%, 3RD QUARTER, 1998.


14


ALLIANCE WORLDWIDE PRIVATIZATION FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in companies that are undergoing, or have undergone, privatization could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR       INCEPTION
-----------------------------------------------------
ADVISOR CLASS                  9.33%         13.04%
MSCI WORLD INDEX
  (MINUS THE U.S.)            19.11%         11.03%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 16.65%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   13.45    9.33
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 16.58%, 1ST QUARTER, 1998; AND WORST QUARTER WAS DOWN -17.42%, 3RD QUARTER, 1998.


15


ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL BY INVESTING PREDOMINANTLY IN EQUITY SECURITIES OF A LIMITED NUMBER OF CAREFULLY SELECTED NON-U.S. COMPANIES THAT ARE JUDGED LIKELY TO ACHIEVE SUPERIOR EARNINGS GROWTH. CURRENT INCOME IS INCIDENTAL TO THE FUND'S OBJECTIVE.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of comparatively large, high-quality, non-U.S. companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 25% of its total assets in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland and the United Kingdom. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.


Normally, the Fund invests in about 40 companies, with the 30 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.



BAR CHART AND PERFORMANCE TABLE:

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.


16


ALLIANCE GLOBAL SMALL CAP FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN A GLOBAL PORTFOLIO OF EQUITY SECURITIES OF SELECTED COMPANIES WITH RELATIVELY SMALL MARKET CAPITALIZATIONS.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market (or less than approximately $1.5 billion). Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries including the U.S.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR       INCEPTION
-----------------------------------------------------
ADVISOR CLASS                  3.81%          6.59%
MSCI WORLD INDEX              24.80%         20.83%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 11.19%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    8.44    3.81
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 17.82%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -22.96%, 3RD QUARTER, 1998.


17


ALLIANCE INTERNATIONAL FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS TOTAL RETURN FROM LONG-TERM GROWTH OF CAPITAL AND INCOME PRIMARILY THROUGH INVESTMENT IN A BROAD PORTFOLIO OF MARKETABLE SECURITIES OF ESTABLISHED NON-U.S. COMPANIES, COMPANIES PARTICIPATING IN FOREIGN ECONOMIES WITH PROSPECTS FOR GROWTH, INCLUDING U.S. COMPANIES HAVING THEIR PRINCIPAL ACTIVITIES AND INTERESTS OUTSIDE THE U.S. AND IN FOREIGN GOVERNMENT SECURITIES.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR       INCEPTION
-----------------------------------------------------
ADVISOR CLASS                  9.96%          5.85%
MSCI EAFE INDEX               20.33%         11.28%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 7.17%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    1.59    9.96
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 15.81%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -17.80%, 3RD QUARTER, 1998.


18


ALLIANCE GREATER CHINA '97 FUND

OBJECTIVE:
The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of December 31, 1998 the Fund had approximately 75% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency rate risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risks.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR       INCEPTION
-----------------------------------------------------
ADVISOR CLASS                 -7.87%        -26.74%
MSCI CHINA FREE INDEX        -43.83%        -54.48%
MSCI HONG KONG INDEX          -2.92%        -25.58%
MSCI TAIWAN INDEX            -20.64%        -30.14%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 9/3/97. Index returns are from 9/30/97.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 22.71%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   -7.87
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 27.38%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -26.92%, 2ND QUARTER, 1998.


19


ALLIANCE ALL-ASIA INVESTMENT FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. At December 31, 1998, the Fund had approximately 60% of its total assets invested in securities of Japanese companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risks.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR       INCEPTION
-----------------------------------------------------
ADVISOR CLASS                -12.15%        -22.56%
MSCI ALL COUNTRY ASIA
  PACIFIC INDEX                2.03%        -13.47%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 10/1/96. Index return is from 10/31/96.


BAR CHART
The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 57.86%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a  -34.83  -12.15
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 13.57%, 4TH QUARTER, 1998; AND WORST QUARTER WAS DOWN -18.65%, 4TH QUARTER, 1997.


20


ALLIANCE GLOBAL ENVIRONMENT FUND

OBJECTIVE:
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT OF SUBSTANTIALLY ALL OF ITS ASSETS IN EQUITY SECURITIES OF COMPANIES THAT ARE EXPECTED TO BENEFIT FROM ADVANCES OR IMPROVEMENTS IN PRODUCTS, PROCESSES OR SERVICES INTENDED TO FOSTER THE PROTECTION OF THE ENVIRONMENT.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in environmental companies, which are companies whose principal business involves the sale of environmental protection systems or services. The Fund also invests in companies whose principal business lies outside the environmental sector but who anticipate environmental regulations or consumer preferences through the development of new products or services that would contribute to a cleaner and healthier environment. The Fund will invest substantially all of its assets in these two types of companies. The Fund invests in securities of companies in at least three, and normally considerably more, countries. At December 31, 1998, the Fund had approximately 82% invested in equity securities of U.S. companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in non-U.S. companies and in specific types of companies that provide environmental services, the Fund's returns will be more volatile and differ, sometimes substantially, from the overall U.S. market generally. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
                                             SINCE
                              1 YEAR       INCEPTION
-----------------------------------------------------
ADVISOR CLASS                 -2.99%          0.09%
S&P 500 INDEX                 28.60%         28.60%

Average annual total returns are for the periods ended December 31, 1998. Advisor Class shares inception date is 12/29/97. Index return is from 12/31/97.


BAR CHART
The following chart shows the annual return for the Advisor Class shares since inception. Through 9/30/99, the year-to-date unannualized return for Advisor Class shares was 1.74%.


[GRAPHIC OMITTED]


  n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a   -2.99
-------------------------------------------------------------------------------
  89      90      91      92      93      94      95      96      97      98


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:
BEST QUARTER WAS UP 15.74%, 1ST QUARTER, 1998; AND WORST QUARTER WAS DOWN -19.83%, 3RD QUARTER, 1998.


21


SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.


MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

SECTOR RISK
This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry sector could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are ALLIANCE HEALTH CARE FUND, ALLIANCE TECHNOLOGY FUND, ALLIANCE UTILITY INCOME FUND, ALLIANCE REAL ESTATE INVESTMENT FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND and ALLIANCE GLOBAL ENVIRONMENT FUND. This risk may be greater for ALLIANCE TECHNOLOGY FUND because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. ALLIANCE GROWTH FUND and THE ALLIANCE FUND are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. ALLIANCE HEALTH CARE FUND, ALLIANCE QUASAR FUND and ALLIANCE GLOBAL SMALL CAP FUND are particularly subject to this risk.

INTEREST RATE RISK
This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (I.E., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance StockFunds that invest a substantial portion of their assets in fixed-income securities, such as ALLIANCE GROWTH AND INCOME FUND, ALLIANCE BALANCED SHARES and ALLIANCE UTILITY INCOME FUND. Interest rate risk is greater for those Funds that invest in LOWER-RATED SECURITIES or comparable unrated securities ("junk bonds") such as ALLIANCE UTILITY INCOME FUND. ALLIANCE REAL ESTATE INVESTMENT FUND also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.


CREDIT RISK
This is the risk that the issuer of a security, or the other party to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its CREDIT RATING. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in LOWER-RATED SECURITIES, such as ALLIANCE UTILITY INCOME FUND.


FOREIGN RISK
This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with FOREIGN SECURITIES are subject to this risk, including, in particular, ALLIANCE HEALTH CARE FUND, ALLIANCE NEW EUROPE FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE GLOBAL SMALL CAP FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE GREATER CHINA '97 FUND, ALLIANCE ALL-ASIA INVESTMENT FUND and ALLIANCE GLOBAL ENVIRONMENT FUND. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.


COUNTRY OR GEOGRAPHIC RISK
This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are ALLIANCE NEW EUROPE FUND,


22


ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND.


CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with FOREIGN SECURITIES are subject to this risk, including, in particular, ALLIANCE HEALTH CARE FUND, ALLIANCE NEW EUROPE FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE GLOBAL SMALL CAP FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE GREATER CHINA '97 FUND, ALLIANCE ALL-ASIA INVESTMENT FUND and ALLIANCE GLOBAL ENVIRONMENT FUND.


MANAGEMENT RISK
Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK
Funds, such as ALLIANCE PREMIER GROWTH FUND and ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, ALLIANCE GREATER CHINA '97 FUND may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK
ALLIANCE BALANCED SHARES has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.


PRINCIPAL RISKS BY FUND
The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


                                            CAPITAL- INTEREST                     COUNTRY OR                     FOCUSED
                        MARKET    SECTOR    IZATION    RATE     CREDIT    FOREIGN GEOGRAPHIC CURRENCY  MANAGE-  PORTFOLIO ALLOCATION
FUND                     RISK      RISK      RISK      RISK      RISK      RISK      RISK      RISK   MENT RISK    RISK      RISK
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE PREMIER
GROWTH FUND                x                                                                               x         x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE HEALTH
CARE FUND                  x         x         x                             x                   x         x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH FUND       x                   x         x         x         x                             x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE TECHNOLOGY
FUND                       x         x                                                                     x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE QUASAR FUND       x                   x                                                           x
----------------------------------------------------------------------------------------------------------------------------------
THE ALLIANCE FUND          x                   x                                                           x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND
INCOME FUND                x                             x         x                                       x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE BALANCED
SHARES                     x                             x         x                                       x                   x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE UTILITY
INCOME FUND                x         x                   x         x                                       x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE REAL ESTATE
INVESTMENT FUND            x         x                   x         x                                       x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE NEW EUROPE
FUND                       x                                                 x         x         x         x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE WORLDWIDE
PRIVATIZATION FUND         x                                                 x         x         x         x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL
PREMIER GROWTH FUND        x                                                 x                   x         x         x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL
SMALL CAP FUND             x                   x                             x                   x         x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL
FUND                       x                                                 x         x         x         x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GREATER
CHINA '97 FUND             x                                                 x         x         x         x         x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE ALL-ASIA
INVESTMENT FUND            x                                                 x         x         x         x
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL
ENVIRONMENT FUND           x         x                                       x                   x         x
----------------------------------------------------------------------------------------------------------------------------------



23


FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                        ADVISOR CLASS SHARE
Maximum Front-end or Deferred Sales Charge (Load)              None
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES
The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



             OPERATING EXPENSES                           EXAMPLES
--------------------------------------------      --------------------------
ALLIANCE PREMIER GROWTH FUND
Management fees                       1.00%       After 1 year        $  128
Distribution (12b-1) fees             None        After 3 years       $  400
Other expenses                         .26%       After 5 years       $  692
Total fund operating expenses         1.26%       After 10 years      $1,523

ALLIANCE HEALTH CARE FUND
Management fees                        .95%       After 1 year        $  223
Distribution (12b-1) fees             None        After 3 years (b)   $  718
Other expenses                        1.40%       After 5 years (b)   $1,240
Total fund operating expenses         2.35%       After 10 years (b)  $2,675
Waiver and/or expense
  reimbursement (a)                   (.15%)
Net expenses                          2.20%

ALLIANCE GROWTH FUND
Management fees                        .70%       After 1 year        $   95
Distribution (12b-1) fees             None        After 3 years       $  296
Other expenses                         .23%       After 5 years       $  515
Total fund operating expenses         0.93%       After 10 years      $1,143

ALLIANCE TECHNOLOGY FUND
Management fees                       1.02%       After 1 year        $  139
Distribution (12b-1) fees             None        After 3 years       $  434
Other expenses                         .35%       After 5 years       $  750
Total fund operating expenses         1.37%       After 10 years      $1,646

ALLIANCE QUASAR FUND
Management fees                       1.04%       After 1 year        $  140
Distribution (12b-1) fees             None        After 3 years       $  437
Other expenses                         .34%       After 5 years       $  755
Total fund operating expenses         1.38%       After 10 years      $1,657

THE ALLIANCE FUND
Management fees                        .67%       After 1 year        $   85
Distribution (12b-1) fees             None        After 3 years       $  265
Other expenses                         .16%       After 5 years       $  460
Total fund operating expenses         0.83%       After 10 years      $1,025



PLEASE REFER TO FOOTNOTES ON PAGE 26.


24



             OPERATING EXPENSES                           EXAMPLES
--------------------------------------------      --------------------------
ALLIANCE GROWTH AND
INCOME FUND
Management fees                        .48%       After 1 year        $   78
Distribution (12b-1) fees             None        After 3 years       $  243
Other expenses                         .28%       After 5 years       $  422
Total fund operating expenses         0.76%       After 10 years      $  942

ALLIANCE BALANCED SHARES FUND
Management fees                        .59%       After 1 year        $   99
Distribution (12b-1) fees             None        After 3 years       $  309
Other expenses                         .38%       After 5 years       $  536
Total fund operating expenses          .97%       After 10 years      $1,190

ALLIANCE UTILITY INCOME FUND
Management fees                        .75%       After 1 year        $  122
Distribution (12b-1) fees             None        After 3 years (b)   $  594
Other expenses                        1.46%       After 5 years (b)   $1,092
Total fund operating expenses         2.21%       After 10 years (b)  $2,465
Waiver and/or expense
  reimbursement (a)                  (1.01)%
Net expenses                          1.20%

ALLIANCE REAL ESTATE
INVESTMENT FUND
Management fees                        .90%       After 1 year        $  132
Distribution (12b-1) fees             None        After 3 years       $  412
Other expenses                         .40%       After 5 years       $  713
Total fund operating expenses         1.30%       After 10 years      $1,568

ALLIANCE NEW EUROPE FUND
Management fees                        .95%       After 1 year        $  154
Distribution (12b-1) fees             None        After 3 years       $  477
Other expenses                         .56%       After 5 years       $  824
Total fund operating expenses         1.51%       After 10 years      $1,802

ALLIANCE WORLDWIDE
PRIVATIZATION FUND
Management fees                       1.00%       After 1 year        $  165
Distribution (12b-1) fees             None        After 3 years       $  511
Other expenses                         .62%       After 5 years       $  881
Total fund operating expenses         1.62%       After 10 years      $1,922

ALLIANCE INTERNATIONAL
PREMIER GROWTH FUND
Management fees                       1.00%       After 1 year        $  223
Distribution (12b-1) fees             None        After 3 years (b)   $1,498
Other expenses                        5.28%       After 5 years (b)   $2,740
Total fund operating expenses         6.28%       After 10 years (b)  $5,709
Waiver and/or expense
  reimbursement (a)                  (4.08)%
Net expenses                          2.20%

ALLIANCE GLOBAL
SMALL CAP FUND
Management Fees                       1.00%       After 1 year        $  216
Distribution (12b-1) Fees             None        After 3 years       $  667
Other Expenses                        1.13%       After 5 years       $1,144
Total fund operating expenses         2.13%       After 10 years      $2,462


PLEASE REFER TO FOOTNOTES ON PAGE 26.



25



             OPERATING EXPENSES                           EXAMPLES
--------------------------------------------      --------------------------
ALLIANCE INTERNATIONAL FUND
Management fees                        .95%       After 1 year        $  160
Distribution (12b-1) fees             None        After 3 years (b)   $  523
Other expenses                         .75%       After 5 years (b)   $  910
Total fund operating expenses         1.70%       After 10 years (b)  $1,996
Waiver and/or expense
  reimbursement (a)                   (.13)%
Net expenses                          1.57%

ALLIANCE GREATER
CHINA '97 FUND
Management fees                       1.00%       After 1 year        $  225
Distribution (12b-1) fees             None        After 3 years (b)   $3,588
Other expenses                       18.01%       After 5 years (b)   $6,075
Total fund operating expenses        19.01%       After 10 years (b)  $9,815
Waiver and/or expense
  reimbursement (a)                 (16.79)%
Net expenses                          2.22%

ALLIANCE ALL-ASIA
INVESTMENT FUND
Management fees                       1.00%       After 1 year        $  273
Distribution (12b-1) fees             None        After 3 years (b)   $1,177
Administration fees                    .15%       After 5 years (b)   $2,092
Other operating expenses              3.24%       After 10 years (b)  $4,428
Total fund operating expenses         4.39%
Waiver and/or expense
  reimbursement (a)                  (1.69)%
Net Expenses                          2.70%

ALLIANCE GLOBAL
ENVIRONMENT FUND
Management Fees                       1.10%       After 1 year        $  472
Distribution (12b-1) Fees             None        After 3 years       $1,419
Other Expenses                        3.61%       After 5 years       $2,372
Total fund operating expenses         4.71%       After 10 years      $4,779


(A) REFLECTS ALLIANCE'S CONTRACTUAL WAIVER OF A PORTION OF ITS ADVISORY FEE AND/OR REIMBURSEMENT OF A PORTION OF THE FUND'S OPERATING EXPENSES. THIS WAIVER EXTENDS THROUGH THE END OF THE FUND'S CURRENT FISCAL YEAR AND MAY BE EXTENDED BY ALLIANCE FOR ADDITIONAL ONE YEAR TERMS.

(B) THESE EXAMPLES ASSUME THAT ALLIANCE'S AGREEMENT TO WAIVE MANAGEMENT FEES AND/OR REIMBURSE FUND EXPENSES IS NOT EXTENDED BEYOND ITS INITIAL PERIOD.



26


GLOSSARY
This Prospectus uses the following terms.

TYPES OF SECURITIES
CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

DEBT SECURITIES are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.


FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.


QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES
ASIAN COMPANY is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

ASIAN COUNTRIES are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

BENEFICIARY COMPANIES are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

ELIGIBLE COMPANIES are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

ENVIRONMENTAL COMPANIES are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.


EUROPEAN COMPANY is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.


GREATER CHINA COMPANY is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.


HEALTH CARE INDUSTRIES include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.


GREATER CHINA COUNTRIES are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.


27


RATING AGENCIES, RATED SECURITIES AND INDEXES
DUFF & PHELPS is Duff & Phelps Credit Rating Co.

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch IBCA, Inc.


INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.


LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.


OTHER
1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.


DESCRIPTION OF THE FUNDS
This section of the Prospectus provides a more complete description of the Funds' investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:
- Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF INVESTMENT PRACTICES following this section.

- The description of the principal risks for a Fund may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in a Fund can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

- Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

- Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES
DOMESTIC STOCK FUNDS
The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

ALLIANCE PREMIER GROWTH FUND

ALLIANCE PREMIER GROWTH FUND seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.


In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more


28


conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:
-    invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

-    invest up to 5% of its net assets in RIGHTS OR WARRANTS;

-    invest up to 15% of its total assets in FOREIGN SECURITIES;

- purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS; and

- write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


ALLIANCE HEALTH CARE FUND
ALLIANCE HEALTH CARE FUND seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 65%, and normally substantially all, of the value of its total assets in securities issued by companies principally engaged in Health Care Industries.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of the value of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the value of the Fund's total net assets may be invested in securities of issuers located in emerging market countries. All percentage limitations are applied at the time of investment.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

- New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

- Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

- Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

- New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

- Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

- Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

- Gene chips and other equipment that provide for the screening, diagnosis and treatment of diseases;

- The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals, as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

- Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

- Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and



29



- The sale of prescription drugs and pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

- DRUGS OR PHARMACEUTICALS, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

- MEDICAL EQUIPMENT AND SUPPLIES, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

- HEALTH CARE SERVICES, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

- MEDICAL RESEARCH, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:
-    purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

-    enter into FORWARD COMMITMENTS for the purchase or sale of securities;

-    make SECURED LOANS OF SECURITIES of up to 20% of its total assets; and

-    enter into REPURCHASE AGREEMENTS.


ALLIANCE GROWTH FUND
ALLIANCE GROWTH FUND seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:
-    invest in ZERO-COUPON and PAYMENT-IN-KIND BONDS;

- invest in FOREIGN SECURITIES although not generally in excess of 15% of its total assets;

- buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, and FOREIGN CURRENCY FUTURES CONTRACTS (and related options) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

-    enter into FORWARD COMMITMENTS;

- buy and sell stock index FUTURES CONTRACTS and OPTIONS ON FUTURE CONTRACTS and on stock indices;

- purchase and sell FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS and U.S. Treasury securities;

-    write covered call and put OPTIONS;

-    purchase and sell put and call OPTIONS;

-    make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

-    enter into REPURCHASE AGREEMENTS of up to 25% of its total assets;

ALLIANCE TECHNOLOGY FUND

ALLIANCE TECHNOLOGY FUND emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund normally will have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities, and up to 10% of its total assets in foreign securities.


The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:
- write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

-    invest up to 10% of its total assets in WARRANTS; and

-    make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets.


30


Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

ALLIANCE QUASAR FUND
ALLIANCE QUASAR FUND seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to a company regardless of general business conditions or movements of the market as a whole.

The Fund also may:
- make SHORT SALES OF SECURITIES AGAINST THE BOX but not more than 15% of its net assets may be deposited on short sales; and

- write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

THE ALLIANCE FUND

THE ALLIANCE FUND seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:
- write exchange-traded covered call OPTIONS on up to 25% of its total assets;

- make SECURED LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

- enter into REPURCHASE AGREEMENTS of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.


While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.

TOTAL RETURN FUNDS
The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

ALLIANCE GROWTH AND INCOME FUND
ALLIANCE GROWTH AND INCOME FUND seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality. The Fund also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes.

ALLIANCE BALANCED SHARES

ALLIANCE BALANCED SHARES seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed income senior securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such


31


proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:
- enter into contracts for the purchase or sale for future delivery of foreign currencies;

- purchase and write put and call OPTIONS on foreign currencies and enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for hedging purposes; and

- subject to market conditions, write covered call OPTIONS listed on a domestic exchange to realize income.

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

ALLIANCE UTILITY INCOME FUND
ALLIANCE UTILITY INCOME FUND seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.


The Fund may invest in securities of both U.S. and foreign issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one foreign country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.


The Fund also may:
-    invest up to 30% of its net assets in CONVERTIBLE SECURITIES;

-    invest up to 5% of its net assets in RIGHTS OR WARRANTS;

- invest in DEPOSITARY RECEIPTS, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

- write covered call and put OPTIONS, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

- purchase and sell exchange-traded OPTIONS on any securities index composed of the types of securities in which it may invest;

- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

- purchase and write call and put OPTIONS on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

-    purchase or sell FORWARD CONTRACTS;

- enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

-    enter into FORWARD COMMITMENTS;

-    enter into STANDBY COMMITMENT AGREEMENTS;

-    enter into REPURCHASE AGREEMENTS for U.S. Government securities;

-    make SHORT SALES of securities or maintain a short position; and

- make SECURED LOANS OF PORTFOLIO SECURITIES of up to 20% of its total assets.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities


32


commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.


Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.


Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

ALLIANCE REAL ESTATE INVESTMENT FUND
ALLIANCE REAL ESTATE INVESTMENT FUND seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong


33


property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:
-    invest up to 15% of its net assets in CONVERTIBLE SECURITIES;

-    enter into FORWARD COMMITMENTS;


-    enter into STANDBY COMMITMENT AGREEMENTS;

- make SHORT SALES of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;


-    invest up to 10% of its net assets in RIGHTS OR WARRANTS;

-    make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets; and

-    enter into REPURCHASE AGREEMENTS of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

GLOBAL STOCK FUNDS
The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

ALLIANCE NEW EUROPE FUND
ALLIANCE NEW EUROPE FUND seeks long-term capital appreciation through investment primarily in the equity securities of


34


companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in these securities. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.


The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund but may hedge underlying exposures back to US Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.


The Fund also may:
-    invest up to 20% of its total assets in RIGHTS OR WARRANTS;

- invest in DEPOSITARY RECEIPTS or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

-    purchase and sell FORWARD CONTRACTS;

- write covered call or put OPTIONS and sell and purchase exchange-traded put and call options, including exchange-traded index options;

- enter into financial FUTURES CONTRACTS, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

- purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

-    enter into STANDBY COMMITMENT AGREEMENTS;

- make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

-    enter into FORWARD COMMITMENTS.

The Fund's investments in non-U.S. countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

ALLIANCE WORLDWIDE PRIVATIZATION FUND
ALLIANCE WORLDWIDE PRIVATIZATION FUND seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or


35


former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.


The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may maintain no more than 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.


The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may invest up to 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:
-    invest up to 20% of its total assets in RIGHTS OR WARRANTS;

- write covered call and put OPTIONS, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

- purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

-    purchase or sell FORWARD CONTRACTS;

-    enter into FORWARD COMMITMENTS;

-    enter into STANDBY COMMITMENT AGREEMENTS;

-    enter into CURRENCY SWAPS for hedging purposes;

-    make SHORT SALES of securities or maintain a short position;

- make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

-    enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
ALLIANCE INTERNATIONAL PREMIER GROWTH FUND seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 40 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.

Alliance expects the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.

Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments, Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the PREMIER GROWTH FUND.



36



In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in approximately 30 of the most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland, and the United Kingdom. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region, the Fund may be subject to any special risks associated with that region. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:
-    invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

-    invest up to 20% of its total assets in RIGHTS OR WARRANTS;

- write covered call and put OPTIONS, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

- purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

-    purchase or sell FORWARD CONTRACTS;

-    enter into STANDBY COMMITMENT AGREEMENTS;

-    enter into FORWARD COMMITMENTS;

-    enter into CURRENCY SWAPS for hedging purposes;


- make SHORT SALES of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;


- make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

-    enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE GLOBAL SMALL CAP FUND
ALLIANCE GLOBAL SMALL CAP FUND seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization companies. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's


37


portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.
The Fund also may:
- invest up to 20% of its total assets in WARRANTS to purchase equity securities;

- invest in DEPOSITARY RECEIPTS or other securities representing securities of companies based in countries other than the U.S.;

-    purchase or sell FORWARD FOREIGN CURRENCY CONTRACTS;

- write covered call OPTIONS on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

- make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in non-U.S. companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

ALLIANCE INTERNATIONAL FUND
ALLIANCE INTERNATIONAL FUND seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:
-    purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

- write covered call or put OPTIONS, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

- enter into FINANCIAL FUTURES CONTRACTS, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

- purchase and write put OPTIONS on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

-    make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

- enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Fund's total assets.

Investments in non-U.S. countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE GREATER CHINA '97 FUND
ALLIANCE GREATER CHINA '97 FUND is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.


38


In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth is expected to slow in 1999. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.


Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's 20 largest and its foreign exchange reserves are the third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that over the long term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional information about the Greater China countries.


In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration, the Fund will sell of that security.

The Fund also may:
-    invest up to 25% of its net assets in the CONVERTIBLE SECURITIES;

-    invest up to 20% of its net assets in RIGHTS OR WARRANTS;

- invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

- invest up to 25% of its net assets in EQUITY-LINKED DEBT SECURITIES with the objective of realizing capital appreciation;

-    invest up to 20% of its net assets in LOANS AND OTHER DIRECT DEBT
SECURITIES;

- write covered call and put OPTIONS, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

- purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

-    purchase or sell FORWARD CONTRACTS;

- enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

-    enter into FORWARD COMMITMENTS;

-    enter into STANDBY COMMITMENT AGREEMENTS;

-    enter into CURRENCY SWAPS for hedging purposes;

- make SHORT SALES of securities or maintain a short position, in each case only if AGAINST THE BOX;

- make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

-    enter into REPURCHASE AGREEMENTS for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.


39



The Fund's investments in Greater China companies will be significantly more volatile and will differ from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


ALLIANCE ALL-ASIA INVESTMENT FUND
ALLIANCE ALL-ASIA INVESTMENT FUND'S investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest at least 80% of its total assets in Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries that create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate, and numerous privatization programs. Asian countries also are becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies that have securities listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser-developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume, and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.


The Fund will primarily invest in investment grade debt securities, but may maintain no more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund also may:
-    invest up to 25% of its net assets in the CONVERTIBLE SECURITIES;

-    invest up to 20% of its net assets in RIGHTS OR WARRANTS;

- invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

- invest up to 25% of its net assets in EQUITY-LINKED DEBT SECURITIES with the objective of realizing capital appreciation;

-    invest up to 25% of its net assets in LOANS AND OTHER DIRECT DEBT
INSTRUMENTS;
- write covered call and put OPTIONS, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

- purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

-    purchase or sell FORWARD CONTRACTS;

- enter into INTEREST RATE SWAPS and purchase or sell INTEREST RATE CAPS and FLOORS;

-    enter into FORWARD COMMITMENTS;

-    enter into STANDBY COMMITMENT AGREEMENTS;

-    enter into CURRENCY SWAPS for hedging purposes;

- make SHORT SALES of securities or maintain a short position, in each case only if AGAINST THE BOX;

- make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and


40


-    enter into REPURCHASE AGREEMENTS for U.S. Government securities.


The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.


ALLIANCE GLOBAL ENVIRONMENT FUND
ALLIANCE GLOBAL ENVIRONMENT FUND is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration.

The Fund invests in two categories of Eligible Companies--Environmental Companies and Beneficiary Companies. The Fund may invest in a company with a broadly diversified business only a part of which provides such products, processes, or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.


A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods, and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.


The environmental services industry generally is positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies that protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund also may:
- invest up to 20% of its total assets in WARRANTS to purchase equity securities;

-    invest in DEPOSITARY RECEIPTS;

- purchase and write put and call options on foreign currencies for hedging purposes;

-    enter into FORWARD FOREIGN CURRENCY TRANSACTIONS for hedging purposes;

- invest in CURRENCY FUTURES and options on such futures for hedging purposes; and

- make SECURED LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets.

The Fund's investments in non-U.S. companies and in specific types of companies that provide environmental services will be more volatile and may differ substantially from the overall market. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.

DESCRIPTION OF INVESTMENT PRACTICES
This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

ASSET-BACKED SECURITIES. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal


41


and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities, except with respect to ALLIANCE GROWTH FUND, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.


EQUITY-LINKED DEBT SECURITIES. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.


FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond


42


two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by ALLIANCE HEALTH CARE FUND, ALLIANCE UTILITY INCOME FUND, ALLIANCE REAL ESTATE INVESTMENT FUND, ALLIANCE NEW EUROPE FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE GREATER CHINA '97 FUND or ALLIANCE ALL-ASIA INVESTMENT FUND if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. ALLIANCE NEW EUROPE FUND, ALLIANCE GLOBAL SMALL CAP FUND and ALLIANCE INTERNATIONAL FUND will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. ALLIANCE NEW EUROPE FUND'S, ALLIANCE GLOBAL SMALL CAP FUND'S and ALLIANCE INTERNATIONAL FUND'S investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. ALLIANCE GROWTH FUND also may purchase and sell foreign currency on a spot basis.


ILLIQUID SECURITIES. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except the limit is 10% for ALLIANCE HEALTH CARE FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE TECHNOLOGY FUND, ALLIANCE QUASAR FUND, ALLIANCE NEW EUROPE FUND, and ALLIANCE GLOBAL SMALL CAP FUND and 5% for THE ALLIANCE FUND and ALLIANCE GROWTH FUND. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Except with respect to ALLIANCE



43



QUASAR FUND, Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.


A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS, AND FLOORS). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (E.G., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to ALLIANCE UTILITY INCOME FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will


44


also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

LOANS OF PORTFOLIO SECURITIES. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-BACKED SECURITIES AND ASSOCIATED RISKS. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. ALLIANCE REAL ESTATE INVESTMENT FUND may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. ALLIANCE REAL ESTATE INVESTMENT FUND will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of


45


principal and interest on collateral of mortgaged assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although ALLIANCE REAL ESTATE INVESTMENT FUND does not intend to invest in residual interests.

OPTIONS ON SECURITIES. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


ALLIANCE TECHNOLOGY FUND and ALLIANCE GLOBAL SMALL CAP FUND will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).


Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


OPTIONS ON FOREIGN CURRENCIES. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on foreign currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on foreign currencies.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund will purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of ALLIANCE INTERNATIONAL PREMIER GROWTH FUND 100% of its total assets. ALLIANCE PREMIER GROWTH FUND and ALLIANCE GROWTH AND


46


INCOME FUND may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. ALLIANCE PREMIER GROWTH FUND and ALLIANCE GROWTH AND INCOME FUND may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

RIGHTS AND WARRANTS. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. ALLIANCE UTILITY INCOME FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that ALLIANCE REAL ESTATE INVESTMENT FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.


STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to ALLIANCE REAL ESTATE INVESTMENT FUND and ALLIANCE NEW EUROPE FUND, 50% with respect to ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND and 20% with respect to ALLIANCE UTILITY INCOME FUND, of the Fund's assets at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such


47


investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

GENERAL. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is included in the FINANCIAL HIGHLIGHTS section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not achieve their investment objectives.

ADDITIONAL RISK CONSIDERATIONS
Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Substantially all of the assets of ALLIANCE NEW EUROPE FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND, and a substantial portion of the assets of ALLIANCE GLOBAL SMALL CAP FUND and ALLIANCE GLOBAL ENVIRONMENT FUND are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio


48


includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


ALLIANCE INTERNATIONAL FUND, ALLIANCE NEW EUROPE FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE ALL-ASIA INVESTMENT FUND may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.


INVESTMENT IN PRIVATIZED ENTERPRISES BY ALLIANCE WORLDWIDE PRIVATIZATION FUND. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

INVESTMENT IN SMALLER, EMERGING COMPANIES. The Funds may invest in smaller, emerging companies. ALLIANCE NEW EUROPE FUND and ALLIANCE GLOBAL SMALL CAP FUND will emphasize investment in, and ALLIANCE ALL-ASIA INVESTMENT FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE GLOBAL ENVIRONMENT FUND may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their


49


development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

EXTREME GOVERNMENTAL ACTION; LESS PROTECTIVE LAWS. In contrast to investing in the U.S., foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

INVESTMENTS IN ENVIRONMENTAL COMPANIES BY ALLIANCE GLOBAL ENVIRONMENT FUND. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.

THE REAL ESTATE INDUSTRY. Although ALLIANCE REAL ESTATE INVESTMENT FUND does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if ALLIANCE REAL ESTATE INVESTMENT FUND receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.


REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.


REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of


50


such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which ALLIANCE REAL ESTATE INVESTMENT FUND may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. AND FOREIGN TAXES. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.


FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of ALLIANCE ALL-ASIA INVESTMENT FUND, between five and 25 years in the case of ALLIANCE UTILITY INCOME FUND, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

YEAR 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999



51



could be processed as the year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Funds and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Funds and its major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Funds or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. To the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, the value of the Funds' shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and nonmission critical systems applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Funds. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Funds and their major service providers will not operate as intended and that the systems and applications of third-party suppliers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds or their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Funds and their service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning



52



of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 118 separate investment portfolios, currently have more than 4.8 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                     FEE AS A PERCENTAGE OF          FISCAL
FUND                                AVERAGE DAILY NET ASSETS*      YEAR ENDING
-------------------------------------------------------------------------------
Alliance Premier Growth
  Fund                                        1.00%                 11/30/98
Alliance Health Care
  Fund                                         .95**                 6/30/00
Alliance Growth Fund                           .70                  10/31/98
Alliance Technology Fund                      1.02                  11/30/98
Alliance Quasar Fund                          1.04                   9/30/98
The Alliance Fund                              .67                  11/30/98
Alliance Growth and Income
  Fund                                         .48                  10/31/98
Alliance Balanced Shares
  Fund                                        .586                   7/31/99
Alliance Utility Income
  Fund                                          -0-                 11/30/98
Alliance Real Estate
  Investment Fund                              .90                   8/31/99
Alliance New Europe
  Fund                                         .95                   7/31/99
Alliance Worldwide
  Privatization Fund                          1.00                   6/30/99
Alliance International
  Premier Growth Fund                           -0-                 11/30/98
Alliance Global Small
  Cap Fund                                    1.00%                  7/31/99
Alliance International
  Fund                                         .81                   6/30/99
Alliance Greater China
  '97 Fund                                      -0-                  7/31/99
Alliance All-Asia Investment
  Fund                                         .24                  10/31/98
Alliance Global Environment
  Fund                                        1.10                  10/31/98



* FEES ARE STATED NET OF ANY WAIVERS AND/OR REIMBURSEMENTS. SEE THE "FEE TABLE" AT THE BEGINNING OF THE PROSPECTUS FOR MORE INFORMATION ABOUT FEE WAIVERS.


**   PRIOR TO ANY WAIVER BY ALLIANCE. SEE "FEE TABLE" AT THE BEGINNING OF THE
PROSPECTUS.


In connection with providing advisory services to ALLIANCE GREATER CHINA '97 FUND, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.


In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGERS
The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.


                                                        Principal Occupation
                                                        During the Past
Fund                    Employee; Year; Title           Five (5) Years*
-------------------------------------------------------------------------------
Alliance Premier        Alfred Harrison; since          Associated with
Growth Fund             inception--Vice Chairman        Alliance
                        of Alliance Capital
                        Management Corporation
                        (ACMC)**

Alliance Health         Norman Fidel; since inception   Associated with
Care Fund               --Senior Vice President         Alliance
                        of ACMC

Alliance Growth         Tyler Smith; since inception    Associated with
Fund                    --Senior Vice President         Alliance

Alliance Technology     Peter Anastos; since 1992       Associated with
Fund                    --Senior Vice President         Alliance
                        of ACMC
                        Gerald T. Malone; since 1992    Associated with
                        --Senior Vice President         Alliance
                        of ACMC



53



                                                        Principal Occupation
                                                        During the Past
Fund                    Employee; Year; Title           Five (5) Years*
-------------------------------------------------------------------------------
Alliance Quasar         Alden M. Stewart; since 1994    Associated with
Fund                    --Executive Vice President      Alliance
                        of ACMC
                        Randall E. Haase; since 1994    Associated with
                        --Senior Vice President         Alliance
                        of ACMC

The Alliance Fund       Alden M. Stewart; since 1997    (see above)
                        --(see above)
                        Randall E. Haase; since 1997    (see above)
                        --(see above)

Alliance Growth and     Paul Rissman; since 1994        Associated with
Income Fund             --Senior Vice President         Alliance
                        of ACMC

Alliance Balanced       Paul Rissman; since 1997        (see above)
Shares Fund             --(see above)

Alliance Utility        Paul Rissman; since 1996        (see above)
Income Fund             --(see above)

Alliance Real Estate    Daniel G. Pine; since 1996      Associated with
Investment Fund         --Senior Vice President         Alliance since 1996;
                        of ACMC                         prior thereto; Senior
                                                        Vice President of
                                                        Desai Capital
                                                        Management
                        David Kruth; since 1997         Associated with
                        --Vice President of ACMC        Alliance since 1997;
                                                        prior thereto; Senior
                                                        Vice President of
                                                        Yarmouth Group

Alliance New Europe     Steven Beinhacker; since 1997   Associated with
Fund                    --Senior Vice President         Alliance
                        of ACMC

Alliance Worldwide      Mark H. Breedon; since          Associated with
Privatization Fund      inception Vice President        Alliance
                        of ACMC and Director
                        and Senior Vice President
                        of Alliance Capital Limited***

Alliance International  Alfred Harrison; since 1998     (see above)
Premier Growth Fund     --(see above)
                        Thomas Kamp; since 1998         Associated with
                        --Senior Vice President         Alliance
                        of ACMC

Alliance Global         Alden M. Stewart; since 1994    (see above)
Small Cap Fund          --(see above)
                        Randall E. Haase; since 1994    (see above)
                        --(see above)
                        Mark D. Breedon; since 1998     (see above)
                        --(see above)

Alliance                Nicholas D.P.Carn; since 1998   Associated with
International Fund      --Senior Vice President         Alliance since 1995;
                        of ACMC                         prior thereto, Chief
                                                        Investment Officer of
                                                        Draycott Partners, Ltd.

Alliance Greater        Matthew W.S. Lee; since 1997    Associated with
China '97 Fund          --Vice President of ACMC        Alliance since 1997;
                                                        prior thereto;
                                                        associated with
                                                        National Mutual Funds
                                                        Management (Asia) and
                                                        James Capel and Co.
                                                        since prior to 1994

Alliance All-Asia       Hiroshi Motoki; since 1998      Associated with
Investment Fund         --Senior Vice President         Alliance since 1994;
                        of ACMC and director of         prior thereto;
                        Japanese/Asian Equity           associated with
                        research                        Ford Motor Company

Alliance Global         Linda Bolton Weiser;            Associated with
Environment Fund        since 1998--Vice President      Alliance
                        of ACMC



* UNLESS INDICATED OTHERWISE, PERSONS ASSOCIATED WITH ALLIANCE HAVE BEEN EMPLOYED IN A PORTFOLIO MANAGEMENT, RESEARCH OR INVESTMENT CAPACITY.

**   THE SOLE GENERAL PARTNER OF ALLIANCE.

***  AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLIANCE.



PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS. In addition to managing the assets of ALLIANCE PREMIER GROWTH FUND, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for ALLIANCE PREMIER GROWTH FUND, except for the ability of ALLIANCE PREMIER GROWTH FUND to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which ALLIANCE PREMIER GROWTH FUND, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the twenty full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through September 30, 1999. As of September 30, 1999, the assets in the Historical Portfolios totaled approximately $14.3 billion and the average size of an institutional account in the Historical Portfolio was $492 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by ALLIANCE PREMIER GROWTH FUND, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for ALLIANCE PREMIER GROWTH FUND. Expenses associated with the distribution of Class A, Class B, and Class C shares of ALLIANCE PREMIER GROWTH FUND in accordance with the plan adopted by ALLIANCE PREMIER GROWTH FUND's Board of Directors under Commission Rule 12b-1 are also excluded. The



54


performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent ALLIANCE PREMIER GROWTH FUND does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to ALLIANCE PREMIER GROWTH FUND. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If ALLIANCE PREMIER GROWTH FUND were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, ALLIANCE PREMIER GROWTH FUND's performance relative to the index would be reduced by ALLIANCE PREMIER GROWTH FUND's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on ALLIANCE PREMIER GROWTH FUND's shareholders of sales charges and income taxes.


The Lipper Large Cap Growth Fund Index is prepared by Lipper, Inc. and represents a composite index of the investment performance for the 30 largest large capitalization growth mutual funds. The composite investment performance of the Lipper Large Cap Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.


The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the ALLIANCE PREMIER GROWTH FUND as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of ALLIANCE PREMIER GROWTH FUND. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.


SCHEDULE OF COMPOSITE INVESTMENT PERFORMANCE--HISTORICAL PORTFOLIOS*
                                                                     LIPPER
                                                         RUSSELL    LARGE CAP
                                                          1000       GROWTH
                               HISTORICAL      S&P500    GROWTH      FUND
                   PREMIER     PORTFOLIOS      INDEX     INDEX       INDEX
                    GROWTH       TOTAL         TOTAL     TOTAL       TOTAL
                     FUND       RETURN**       RETURN    RETURN      RETURN
1/1/99-
9/30/99***             2.53%       7.35        5.37%       6.40%       7.39%
Year ended December:
1998***               42.97       52.16%      28.60       38.71       36.47
1997***               27.05       34.64       33.36       30.49       27.59
1996***               18.84       22.06       22.96       23.12       20.56
1995***               40.66       39.83       37.58       37.19       34.92
1994                  (9.78)      (4.82)       1.32        2.66       (0.82)
1993                   5.35       10.54       10.08        2.90       10.66
1992                     --       12.18        7.62        5.00        6.89
1991                     --       38.91       30.47       41.16       37.34
1990                     --       (1.57)      (3.10)      (0.26)      (1.82)
1989                     --       38.80       31.69       35.92       32.30
1988                     --       10.88       16.61       11.27       10.84
1987                     --        8.49        5.25        5.31        3.33
1986                     --       27.40       18.67       15.36       16.75
1985                     --       37.41       31.73       32.85       32.85
1984                     --       (3.31)       6.27        (.95)      (4.25)
1983                     --       20.80       22.56       15.98       22.63
1982                     --       28.02       21.55       20.46       28.91
1981                     --       (1.09)      (4.92)     (11.31)      (0.06)
1980                     --       50.73       32.50       39.57       47.73
1979                     --       30.76       18.61       23.91       29.90
Cumulative total
return for
the period
January 1, 1979 to
September 30, 1999       --        5061%       2665%       2532%       3182%


* TOTAL RETURN IS A MEASURE OF INVESTMENT PERFORMANCE THAT IS BASED UPON THE CHANGE IN VALUE OF AN INVESTMENT FROM THE BEGINNING TO THE END OF A SPECIFIED PERIOD AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. THE BASIS OF PREPARATION OF THIS DATA IS DESCRIBED IN THE PRECEDING DISCUSSION. TOTAL RETURNS FOR ALLIANCE PREMIER GROWTH FUND ARE FOR CLASS A SHARES, WITH IMPOSITION OF THE MAXIMUM 4.25% SALES CHARGE.


55


**   ASSUMES IMPOSITION OF THE MAXIMUM ADVISORY FEE CHARGED BY ALLIANCE FOR ANY
HISTORICAL PORTFOLIO FOR THE PERIOD INVOLVED.

*** DURING THIS PERIOD, THE HISTORICAL PORTFOLIOS DIFFERED FROM ALLIANCE PREMIER GROWTH FUND IN THAT ALLIANCE PREMIER GROWTH FUND INVESTED A PORTION OF ITS NET ASSETS IN WARRANTS ON EQUITY SECURITIES IN WHICH THE HISTORICAL PORTFOLIOS WERE UNABLE, BY THEIR INVESTMENT RESTRICTIONS, TO PURCHASE. IN LIEU OF WARRANTS, THE HISTORICAL PORTFOLIOS ACQUIRED THE COMMON STOCK UPON WHICH THE WARRANTS WERE BASED.



The average annual total returns presented below are based upon the cumulative total return as of September 30, 1999 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS
                                                                      LIPPER
                                                          RUSSELL    LARGE CAP
                                                           1000       GROWTH
                     PREMIER    HISTORICAL   S&P 500      GROWTH      FUND
                     GROWTH     PORTFOLIOS    INDEX       INDEX       INDEX
One year              34.34%      41.47%      27.79%      34.85%      35.60%
Three years           31.81       35.08       25.09       26.87       25.27
Five years            29.25       29.85       25.03       26.79       24.80
Ten years             22.71+      19.80       16.80       17.96       16.98
Since January 1,
1979                     --       20.93       17.35       17.07       18.32


+    SINCE INCEPTION ON 9/28/92


PERFORMANCE OF A SIMILARLY MANAGED FUND. Alliance is the investment adviser of an investment company organized and operated under the laws of the Grand Duchy of Luxembourg, ACM International Health Care Fund (the "ACM Fund"), that has substantially the same investment objective and policies as those of ALLIANCE HEALTH CARE FUND. The ACM Fund has been managed in accordance with substantially the same investment strategies and techniques as are employed with respect to ALLIANCE HEALTH CARE FUND.

Norman Fidel, the portfolio manager of ALLIANCE HEALTH CARE FUND, is also the person who has been primarily responsible for the day-to-day management of the ACM Fund since 1988. Mr. Fidel manages approximately $1.1 billion of Health Care Industries assets, including approximately $320 million of assets in the ACM Fund as of September 30, 1999.

The ACM Fund is not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which ALLIANCE HEALTH CARE FUND, as a registered investment company, is subject and which, if applicable to the ACM Fund, may have adversely affected the performance results of the ACM Fund.

Set forth below are performance data provided by Alliance relating to the Class AX shares of the ACM Fund since 1998, when Mr. Fidel began managing that fund. Performance data are shown annually and cumulatively through September 30, 1999.

The performance data are net of all fees imposed by the ACM Fund. The performance data have not been adjusted to reflect the fees that are payable by ALLIANCE HEALTH CARE FUND, which, at comparable asset levels, may be lower than the fees imposed on the ACM Fund and may result in a lower expense ratio for ALLIANCE HEALTH CARE FUND. Expenses associated with the distribution of Class A, Class B and Class C shares of ALLIANCE HEALTH CARE FUND in accordance with the plan adopted by ALLIANCE HEALTH CARE FUND's Board of Directors under Commission Rule 12b-1 also are not reflected in the data below relating to the ACM Fund. See "Fees and Expenses of the Funds." The performance data have also not been adjusted for corporate or individual taxes, if any, payable by the ACM Fund shareholders.

The following performance data are provided solely to illustrate Mr. Fidel's performance in managing the ACM Fund. Investors should not rely on the following performance data of the ACM Fund as an indication of future performance of the ALLIANCE HEALTH CARE FUND. The investment performance for the periods presented may not be indicative of future rates of return.

                  ACM INTERNATIONAL HEALTH CARE FUND
                  ----------------------------------
     TOTAL RETURNS
     1988                                                    21.82%
     1989                                                    46.75%
     1990                                                    25.96%
     1991                                                    83.07%
     1992                                                   -10.46%
     1993                                                    -1.38%
     1994                                                    13.84%
     1995                                                    46.49%
     1996                                                     2.18%
     1997                                                    23.07%
     1998                                                    24.29%
     1999*                                                  -11.82%
                     AVERAGE ANNUAL TOTAL RETURN
                     (FOR PERIODS ENDED 9/30/99)
                     ----------------------------
     One year                                                 2.69%
     Five years                                              15.38%
     Ten years                                               16.92%
Cumulative Total Return of the ACM Fund from
12/31/87 to 9/30/99:                                        736.69%

*    THROUGH SEPTEMBER 30, 1999 (UNANNUALIZED)

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.



PURCHASE AND SALE OF SHARES

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m. Eastern time each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily



56


available, such other methods as the Funds' directors believe accurately reflect fair market value.


Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.


HOW TO BUY SHARES
You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:

- through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter, Alliance Fund Distributors, Inc. or AFD;

- through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

- by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

- through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Fund's Statement of Additional Information has more detailed information about who may purchase and hold Advisor Class shares.


A Fund may refuse any order to purchase Advisor Class shares. In particular, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.


HOW TO EXCHANGE SHARES
You may exchange your Advisor Class shares for Advisor Class shares of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the next-determined NAV, without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m. Eastern time to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

-    SELLING SHARES THROUGH YOUR FINANCIAL REPRESENTATIVE
Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

-    SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
  -- Send a signed letter of instruction or stock power, along with certificates, to:
      Alliance Fund Services, Inc.
      P.O. Box 1520
      Secaucus, N.J. 07906-1520
      800-221-5672

  -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

BY TELEPHONE:
  -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

  -- A telephone redemption request must be received by 4:00 p.m. Eastern time for you to receive that day's NAV.

  -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

  -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

  -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER
If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose


57


requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to ALLIANCE REAL ESTATE INVESTMENT FUND and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


58


CONVERSION FEATURE

CONVERSION

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.


DESCRIPTION OF CLASS A SHARES
The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.


GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


59


60


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for THE ALLIANCE FUND, ALLIANCE GROWTH FUND, ALLIANCE PREMIER GROWTH FUND, ALLIANCE INTERNATIONAL PREMIER GROWTH FUND, ALLIANCE BALANCED SHARES, ALLIANCE UTILITY INCOME FUND, ALLIANCE WORLDWIDE PRIVATIZATION FUND, and ALLIANCE GROWTH AND INCOME FUND, and by Ernst & Young LLP, the independent accountants for ALLIANCE ALL-ASIA INVESTMENT FUND, ALLIANCE TECHNOLOGY FUND, ALLIANCE QUASAR FUND, ALLIANCE INTERNATIONAL FUND, ALLIANCE NEW EUROPE FUND, ALLIANCE GLOBAL SMALL CAP FUND, ALLIANCE GLOBAL ENVIRONMENT FUND, ALLIANCE GREATER CHINA '97 FUND and ALLIANCE REAL ESTATE INVESTMENT FUND, whose reports, along with each Fund's financial statements, are included in the SAI, which is available upon request.



61



                                                   INCOME FROM INVESTMENT OPERATIONS          LESS DIVIDENDS AND DISTRIBUTIONS
                                                  --------------------------------------    ---------------------------------------
                                                               NET GAINS
                                                              OR LOSSES ON
                                                               SECURITIES                                DISTRIBUTIONS
                                     NET ASSET       NET         (BOTH                      DIVIDENDS      IN EXCESS  DISTRIBUTIONS
                                       VALUE,    INVESTMENT     REALIZED     TOTAL FROM      FROM NET       OF NET        FROM
                                     BEGINNING     INCOME         AND        INVESTMENT     INVESTMENT    INVESTMENT     CAPITAL
FISCAL YEAR OR PERIOD                OF PERIOD     (LOSS)      UNREALIZED)   OPERATIONS       INCOME        INCOME        GAINS
----------------------------        ----------    ---------    -----------   -----------    ----------    ----------  -------------
ALLIANCE PREMIER GROWTH FUND
12/1/98 to 5/31/99++                  $27.71        $ (.07)(b)    $ 4.62       $  4.55        $ 0.00        $ 0.00      $   (.61)
Year ended 11/30/98                    22.10          (.07)(b)      7.14          7.07          0.00          0.00         (1.46)
Year ended 11/30/97                    17.99          (.06)(b)      5.25          5.19          0.00          0.00         (1.08)
10/2/96+ to 11/30/96                   15.94          (.01)(b)      2.06          2.05          0.00          0.00          0.00

ALLIANCE GROWTH FUND
11/1/98 to 4/30/99++                  $47.47        $  .01(b)     $10.87        $10.88        $ 0.00        $ 0.00       $ (3.71)
Year ended 10/31/98                    44.08           .08(b)       6.22          6.30          0.00          0.00         (2.91)
Year ended 10/31/97                    34.91          (.05)(b)     10.25         10.20          0.00          0.00         (1.03)
10/2/96+ to 10/31/96                   34.14          0.00(b)        .77           .77          0.00          0.00          0.00

ALLIANCE TECHNOLOGY FUND
12/1/98 to 5/31/99++                  $69.04        $ (.25)(b)    $18.86        $18.61        $ 0.00        $ 0.00       $ (5.17)
Year ended 11/30/98                    54.63          (.50)(b)     15.49         14.99          0.00          0.00          (.58)
Year ended 11/30/97                    51.17          (.45)(b)      4.33          3.88          0.00          0.00          (.42)
10/2/96+ to 11/30/96                   47.32          (.05)(b)      3.90          3.85          0.00          0.00          0.00

ALLIANCE QUASAR FUND
10/1/98 to 3/31/99++                  $22.37        $ (.05)(b)    $ 2.07       $  2.02        $ 0.00        $ 0.00       $ (1.01)
Year ended 9/30/98                     30.42          (.09)(b)     (6.73)        (6.82)         0.00          0.00         (1.23)
10/2/96+ TO 9/30/97                    27.82          (.17)(b)      6.88          6.71          0.00          0.00         (4.11)

THE ALLIANCE FUND
12/1/98 to 5/31/99++                 $  5.98        $ (.01)(b)    $ 1.42       $  1.41        $ 0.00        $ 0.00      $   (.39)
Year ended 11/30/98                     8.69          (.01)(b)      (.53)         (.54)         0.00          0.00         (2.17)
Year ended 11/30/97                     7.71          (.02)(b)      2.10          2.08          (.04)         0.00         (1.06)
10/2/96+ to 11/30/96                    6.99          0.00           .72           .72          0.00          0.00          0.00

ALLIANCE GROWTH AND
INCOME FUND
11/1/98 to 4/30/99++                 $  3.44        $  .02(b)     $  .72      $    .74       $  (.02)       $ 0.00      $   (.35)
Year ended 10/31/98                     3.48           .04(b)        .43           .47          (.05)         0.00          (.46)
Year ended 10/31/97                     3.00           .05(b)        .87           .92         (0.06)         0.00          (.38)
10/2/96+ to 10/31/96                    2.97          0.00           .03           .03          0.00          0.00          0.00

ALLIANCE BALANCED SHARES
Year ended 7/31/99                    $15.98        $  .39(b)     $ 1.29       $  1.68        $ (.37)       $ 0.00        $(1.65)
Year ended 7/31/98                     16.17           .37(b)       1.87          2.24          (.36)         0.00         (2.07)
10/2/96+ to 7/31/97                    14.79           .23(b)       3.22          3.45          (.27)         0.00         (1.80)

ALLIANCE UTILITY INCOME FUND
12/1/98 to 5/31/99++                  $14.70        $  .20(b)(c)  $ 2.36       $  2.56       $  (.17)       $ 0.00       $  (.34)
Year ended 11/30/98                    12.49           .37(b)(c)    2.66          3.03          (.35)         0.00          (.47)
Year ended 11/30/97                    10.59           .36(b)(c)    2.04          2.40          (.37)         0.00          (.13)
10/2/96+ to 11/30/96                    9.95           .03(b)(c)     .61           .64          0.00          0.00          0.00

ALLIANCE REAL ESTATE
INVESTMENT FUND
Year ended 8/31/99                    $10.48        $  .48(b)     $ (.05)     $    .43      $   (.50)(f)    $ (.11)     $   (.10)
Year ended 8/31/98                     12.82           .55(b)      (2.34)        (1.79)         (.54)         0.00          (.01)
10/1/96+ to 8/31/97                    10.00           .35(b)       2.88          3.23          (.41)(f)      0.00          0.00

ALLIANCE NEW EUROPE FUND
Year ended 7/31/99                    $21.79        $  .13(b)     $ (.78)     $   (.65)       $ 0.00        $ 0.00       $ (2.56)
Year ended 7/31/98                     18.57           .08(b)       5.28          5.36          0.00          (.09)        (2.05)
10/2/96+ to 7/31/97                    16.25           .11(b)       3.76          3.87          (.09)         (.14)        (1.32)

ALLIANCE WORLDWIDE
PRIVATIZATION FUND
Year ended 6/30/99                    $12.63        $  .02(b)     $  .93      $    .95       $  (.17)       $ 0.00       $ (1.64)
Year ended 6/30/98                     13.23           .19(b)        .80           .99          (.23)         0.00         (1.36)
10/2/96+ to 6/30/97                    12.14           .18(b)       2.52          2.70          (.19)         0.00         (1.42)

ALLIANCE INTERNATIONAL
PREMIER GROWTH FUND
12/1/98 to 5/31/99++                 $  9.64        $ (.04)(b)(c) $  .68     $    .64        $ 0.00        $ 0.00       $  0.00
3/3/98+ to 11/30/98                    10.00           .01(b)(c)    (.37)         (.36)         0.00          0.00          0.00

ALLIANCE GLOBAL
SMALL CAP FUND
Year ended 7/31/99                    $12.20        $ (.07)(b)    $  .77      $    .70        $ 0.00        $ 0.00       $ (1.16)
Year ended 7/31/98                     12.89          (.07)(b)       .37           .30          0.00          0.00          (.99)
10/2/96+ to 7/31/97                    12.56          (.08)(b)      1.97          1.89          0.00          0.00         (1.56)

ALLIANCE INTERNATIONAL FUND
Year ended 6/30/99                    $18.54        $  .01(b)(c)  $ (.75)     $   (.74)      $  (.01)      $  (.51)      $ (1.04)
Year ended 6/30/98                     18.67           .02(b)(c)    1.13          1.15          (.02)         (.05)        (1.21)
10/2/96+ to 6/30/97                    17.96           .16(b)       1.78          1.94          (.15)         0.00         (1.08)

ALLIANCE GREATER
CHINA '97 FUND
Year ended 7/31/99                   $  4.85        $  .04(b)(c)  $ 3.35       $  3.39        $ 0.00        $ 0.00       $  0.00
9/3/97+ to 7/31/98                     10.00           .10(b)(c)   (5.18)        (5.08)         (.07)         0.00          0.00


                                 LESS DISTRIBUTIONS                                         RATIOS/SUPPLEMENTAL DATA
                                 ------------------                          ------------------------------------------------------


                                                                             NET ASSETS,                  RATIO OF
                                       TOTAL     NET ASSET                     END OF        RATIO OF     NET INCOME
                                     DIVIDENDS     VALUE,                      PERIOD        EXPENSES     (LOSS) TO      PORTFOLIO
                                        AND        END OF         TOTAL        (000'S       TO AVERAGE     AVERAGE       TURNOVER
                                   DISTRIBUTIONS   PERIOD       RETURN (A)    OMITTED)      NET ASSETS    NET ASSETS       RATE
                                    ----------    ---------    -----------   -----------    ----------    ----------  -------------

                                     $  (.61)       $31.65         16.72%     $427,542          1.15%*        (.46)%*         39%
                                       (1.46)        27.71         34.31       271,661          1.26(e)       (.28)           82
                                       (1.08)        22.10         30.98        53,459          1.25          (.28)           76
                                        0.00         17.99         12.86         1,922          1.50          (.48)           95


                                      $(3.71)       $54.64         24.00%     $212,589           .88%*         .06%*          35%
                                       (2.91)        47.47         14.92       174,745           .93(e)        .17            61
                                       (1.03)        44.08         29.92       101,205           .98(e)       (.12)           48
                                        0.00         34.91          2.26           946          1.26*         0.50            46


                                      $(5.17)       $82.48         28.36%     $279,264          1.27%*        (.62)%*         27%
                                        (.58)        69.04         27.73       230,295          1.37(e)       (.84)           67
                                        (.42)        54.63          7.65       167,120          1.39(e)       (.81)           51
                                        0.00         51.17          8.14           566          1.75*        (1.21)*          30


                                      $(1.01)       $23.38          9.22%     $215,234          1.40%*        (.41)%*         49%
                                       (1.23)        22.37        (23.24)      175,037          1.38(e)       (.32)          109
                                       (4.11)        30.42         28.47        62,455          1.58*         (.74)*         135


                                     $  (.39)       $ 7.00         25.28%    $  11,642           .87%*        (.19)%*         53%
                                       (2.17)         5.98         (8.19)       11,305           .83          (.16)          106
                                       (1.10)         8.69         32.00        10,275           .83          (.21)          158
                                        0.00          7.71         10.30         1,083           .89*         0.38*           80



                                     $  (.37)       $ 3.81         23.50%    $  33,920           .71%*        1.16%*          29%
                                        (.51)         3.44         14.96        22,786           .76(e)       1.14            89
                                        (.44)         3.48         33.61         3,207           .71(e)       1.42            88
                                        0.00          3.00          1.01            87          0.37*         3.40*           88


                                      $(2.02)       $15.64         11.71%   $    2,627           .97%(e)      2.56%          105%
                                       (2.43)        15.98         15.32         2,079          1.06(e)       2.33           145
                                       (2.07)        16.17         25.96         1,565          1.30*(e)      2.15*          207


                                     $  (.51)       $16.75         17.94%   $    1,327          1.21%*        2.55%            4%
                                        (.82)        14.70         25.34           523          1.20(d)       2.83            16
                                        (.50)        12.49         23.57            42          1.20(d)       3.28            37
                                        0.00         10.59          6.33            33          1.20(d)       4.02            98



                                     $  (.71)       $10.20          4.18%   $    2,270          1.30%         4.75%           29%
                                        (.55)        10.48        (14.74)        2,899          1.25          4.08            23
                                        (.41)        12.82         32.72         2,313          1.45*(d)(e)   3.07*           20


                                      $(2.56)       $18.58         (2.54)%  $    4,778          1.51%(e)       .68%           89%
                                       (2.14)        21.79         32.55         3,143          1.56(e)        .39            99
                                       (1.55)        18.57         25.76         4,130          1.71*          .77*           89



                                      $(1.81)       $11.77         10.12%   $    1,610          1.62%(e)       .37%           58%
                                       (1.59)        12.63          9.48         1,716          1.45          1.48            53
                                       (1.61)        13.23         25.24           374          1.96*         2.97*           48



                                      $ 0.00        $10.28          6.64%   $    1,583          2.22%*        (.83)%*        121%
                                        0.00        $ 9.64         (3.60)        1,386          2.20(d)*       .13*          151



                                      $(1.16)       $11.74          7.63%    $     189          2.13(e)       (.63)%         120%
                                        (.99)        12.20          2.82           392          1.87(e)       (.57)          113
                                       (1.56)        12.89         17.08           333          2.05*(e)      (.84)*         129


                                      $(1.56)       $16.24         (3.62)%   $  33,949          1.57%(e)       .04%(c)       178%
                                       (1.28)        18.54          6.98        47,154          1.47(d)        .13           121
                                       (1.23)        18.67         11.57         8,697          1.69(d)*      1.47*           94



                                      $ 0.00        $ 8.24         69.90%     $    161          2.22%(d)(e)    .58%           94%
                                        (.07)         4.85        (51.06)           60          2.22(d)(e)*   1.51*           58


PLEASE REFER TO FOOTNOTES ON PAGE 64.



62




63



                                                   INCOME FROM INVESTMENT OPERATIONS          LESS DIVIDENDS AND DISTRIBUTIONS
                                                  --------------------------------------    ---------------------------------------
                                                               NET GAINS
                                                              OR LOSSES ON
                                                               SECURITIES                                DISTRIBUTIONS
                                     NET ASSET       NET         (BOTH                      DIVIDENDS      IN EXCESS  DISTRIBUTIONS
                                       VALUE,    INVESTMENT     REALIZED     TOTAL FROM      FROM NET       OF NET        FROM
                                     BEGINNING     INCOME         AND        INVESTMENT     INVESTMENT    INVESTMENT     CAPITAL
FISCAL YEAR OR PERIOD                OF PERIOD     (LOSS)      UNREALIZED)   OPERATIONS       INCOME        INCOME        GAINS
----------------------------        ----------    ---------    -----------   -----------    ----------    ----------  -------------
ALLIANCE ALL-ASIA
INVESTMENT FUND
11/1/98 to 4/30/99++                  $ 5.90        $ (.06)(b)(c)$  1.89        $ 1.83        $ 0.00        $ 0.00       $  0.00
Year ended 10/31/98                     7.56          (.08)(b)(c)  (1.58)        (1.66)         0.00          0.00          0.00
Year ended 10/31/97                    11.04          (.15)(b)(c)  (2.99)        (3.14)         0.00          0.00          (.34)
10/2/96+ to 10/31/96                   11.65          0.00(c)       (.61)         (.61)         0.00          0.00          0.00

ALLIANCE GLOBAL
ENVIRONMENT FUND
11/1/98 to 4/30/99++                  $ 8.37        $ (.10)(b)(c)$  1.46       $  1.36        $ 0.00        $ 0.00       $ (3.10)
12/29/97+ to 10/31/98                   9.15          (.20)         (.58)         (.78)         0.00          0.00          0.00


                                 LESS DISTRIBUTIONS                                         RATIOS/SUPPLEMENTAL DATA
                                 ------------------                          ------------------------------------------------------


                                                                             NET ASSETS,                  RATIO OF
                                       TOTAL     NET ASSET                     END OF        RATIO OF     NET INCOME
                                     DIVIDENDS     VALUE,                      PERIOD        EXPENSES     (LOSS) TO      PORTFOLIO
                                        AND        END OF         TOTAL        (000'S       TO AVERAGE     AVERAGE       TURNOVER
                                   DISTRIBUTIONS   PERIOD       RETURN (A)    OMITTED)      NET ASSETS    NET ASSETS       RATE
                                    ----------    ---------    -----------   -----------    ----------    ----------  -------------


                                      $ 0.00        $ 7.73         31.02%      $ 2,200          2.74%*       (1.93)%         210%
                                        0.00          5.90        (21.96)        2,012          3.46(d)(e)    1.22            93
                                        (.34)         7.56        (29.42)        1,338          3.21(d)      (1.51)           70
                                        0.00         11.04         (5.24)           27          4.97*(d)      1.63            66



                                      $(3.10)       $ 6.63         25.94%     $      6          3.73%*       (3.16)%          86%
                                        0.00          8.37         (8.52)            5          3.04*(e)     (2.39)*         205



+    COMMENCEMENT OF DISTRIBUTION.


++   UNAUDITED


*    ANNUALIZED.

(A) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES ARE NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(B)  BASED ON AVERAGE SHARES OUTSTANDING.

(C)  NET OF FEE WAIVER AND EXPENSE REIMBURSEMENT.


(D) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF THE FOLLOWING FUNDS HAD BORNE ALL EXPENSES IN THEIR MOST RECENT FIVE FISCAL YEARS, THEIR EXPENSE RATIOS, WITHOUT GIVING EFFECT TO THE EXPENSE OFFSET ARRANGEMENT DESCRIBED IN
(E) BELOW, WOULD HAVE BEEN AS FOLLOWS:

                               1996         1997         1998         1999
-------------------------------------------------------------------------------
ALLIANCE ALL-ASIA
INVESTMENT FUND
ADVISOR CLASS                  5.54%*       3.43%        4.39%          --

ALLIANCE UTILITY
INCOME FUND
ADVISOR CLASS                  3.48%*       3.29%        2.21%          --

ALLIANCE REAL ESTATE
INVESTMENT FUND
ADVISOR CLASS                    --         1.47%*         --           --

ALLIANCE INTERNATIONAL
PREMIER GROWTH FUND
ADVISOR CLASS                    --           --         6.28%        3.48%*


                                            1997         1998         1999
-------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL FUND
ADVISOR CLASS                                 --         1.62%        1.70%

ALLIANCE GREATER CHINA '97 FUND
ADVISOR CLASS                                 --        18.13%*      19.01%


(E) AMOUNTS DO NOT REFLECT THE IMPACT OF EXPENSE OFFSET ARRANGEMENTS WITH THE TRANSFER AGENT. TAKING INTO ACCOUNT SUCH EXPENSE OFFSET ARRANGEMENTS, THE RATE OF EXPENSES TO AVERAGE NET ASSETS ASSUMING THE ASSUMPTION AND/OR WAIVED REIMBURSEMENT OF EXPENSES DESCRIBED IN NOTE (D) ABOVE WOULD HAVE BEEN AS
FOLLOWS:

                                            1997         1998         1999
-------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL FUND
ADVISOR CLASS                               1.69%*         --         1.55%

ALLIANCE GLOBAL SMALL CAP FUND
ADVISOR CLASS                               2.04%*       1.84%        2.10%

ALLIANCE NEW EUROPE FUND
ADVISOR CLASS                               1.71%*       1.54%        1.50%

ALLIANCE ALL-ASIA INVESTMENT FUND
ADVISOR CLASS                                 --         3.41%          --

ALLIANCE BALANCED SHARES
ADVISOR CLASS                               1.29%*       1.05%         .96%

ALLIANCE WORLDWIDE PRIVATIZATION FUND
ADVISOR CLASS                                 --           --         1.61%

ALLIANCE QUASAR FUND
ADVISOR CLASS                                 --         1.37%          --

ALLIANCE REAL ESTATE INVESTMENT
FUND
ADVISOR CLASS                               1.44%*         --           --

ALLIANCE GROWTH AND INCOME
FUND
ADVISOR CLASS                                .70%         .75%          --

ALLIANCE GROWTH  FUND
ADVISOR CLASS                                .96%         .92%          --

ALLIANCE TECHNOLOGY FUND
ADVISOR CLASS                               1.38%        1.36%          --

ALLIANCE GREATER CHINA '97 FUND
ADVISOR CLASS                                 --         2.20%*       2.20%

ALLIANCE PREMIER GROWTH FUND
ADVISOR CLASS                                 --         1.25%          --

ALLIANCE GLOBAL ENVIRONMENT FUND
ADVISOR CLASS                                 --         3.03%          --


(F) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEARS ENDED 1999 AND 1997 INCLUDE A TAX RETURN OF CAPITAL OF $.02 AND $.03 RESPECTIVELY.



64


65


66


APPENDIX A

The following is additional information about the United Kingdom, Japan and Greater China countries.


INVESTMENT IN UNITED KINGDOM ISSUERS. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.66 in 1998. On October 25, 1999 the U.S. dollar-pound sterling exchange rate was 1.66.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 5,882.6 at the end of 1998, up approximately 15% from the end of 1997. The FT-SE 100 index closed at 6009.40 on October 25, 1999.


The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the SAI of New Europe Fund.

INVESTMENT IN JAPANESE ISSUERS. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. On October 25, 1999 the TOPIX closed at 1534.27 up approximately 41% from the end of 1998.

Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthens the position of Mr. Obuchi's administration in the parliament. For the past several years, Japan's banking industry



67



has been weakened by a significant amount of problem loans. Japan's banks also have had significant exposure to the recent financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these laws will achieve their intended effect. For further information regarding Japan, see the SAIs of ALLIANCE INTERNATIONAL FUND and ALLIANCE ALL-ASIA INVESTMENT FUND.


INVESTMENT IN GREATER CHINA ISSUERS. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.


Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.


In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Hong Kong, Japan, the U.S., South Korea and Taiwan. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. For example, in the U.S. the continued extension of normal trade relations (formerly known as most favored nation trading status) with China, which is reviewed regularly and was reviewed in 1999, is an issue of significant controversy. Loss of that status would clearly hurt China's economy by reducing its exports. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the recent election, it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities. The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, ALLIANCE GREATER CHINA '97 FUND may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.



68


Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the ALLIANCE GREATER CHINA '97 FUND, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

ALLIANCE GREATER CHINA '97 FUND could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.


Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.



69


For more information about the Funds, the following documents are available upon request:

-    ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

-    STATEMENT OF ADDITIONAL INFORMATION (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:


BY MAIL:           c/o Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, N.J. 07096-1520

BY PHONE:          For Information: (800) 221-5672
                   For Literature:   (800) 227-4618

Or you may view or obtain these documents from the Commission:


o Call the SEC at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102


You also may find more information about Alliance and the Funds on the internet at www.Alliancecapital.com


Fund                                                              SEC File No.
------------------------------------------------------------------------------
Alliance Premier Growth Fund                                         811-06730
Alliance Health Care Fund                                            811-09329
Alliance Growth Fund                                                 811-05088
Alliance Technology Fund                                             811-03131
Alliance Quasar Fund                                                 811-01716
The Alliance Fund                                                    811-00204
Alliance Growth & Income                                             811-00126
Alliance Balanced Shares                                             811-00134
Alliance Utility Income Fund                                         811-07916
Alliance Real Estate Investment Fund                                 811-07707
Alliance New Europe Fund                                             811-06028
Alliance Worldwide Privatization Fund                                811-08426
Alliance International Premier Growth Fund                           811-08527
Alliance Global Small Cap Fund                                       811-01415
Alliance International Fund                                          811-03130
Alliance Greater China '97 Fund                                      811-08201
Alliance All-Asia Investment Fund                                    811-08776
Alliance Global Environment Fund                                     811-05993


70


71

(LOGO)
                                  ALLIANCE GLOBAL SMALL CAP
                                  FUND, INC.
_______________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                      November 1, 1999
_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Alliance Global Small Cap Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Description of the Fund...................................
Management of the Fund....................................
Expenses of the Fund......................................
Purchase of Shares........................................
Redemption and Repurchase of Shares.......................
Shareholder Services......................................
Net Asset Value...........................................
Dividends, Distributions and Taxes........................
Portfolio Transactions....................................
General Information.......................................
Report of Independent Auditors and Financial Statements...
Appendix A:  Certain Employee Benefit Plans...............   A-1
________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

         Alliance Global Small Cap Fund, Inc. (the "Fund") is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The investment objective of the Fund is to seek long-term growth of capital through investment in a global portfolio of the equity securities (i.e., common stocks, rights or warrants to purchase common stocks and securities convertible into common stocks) of selected companies with relatively small market capitalization. Current income is not a consideration.
Investing in smaller companies and in foreign securities involves both opportunities and risks that are different from those associated with investing solely in larger United States companies.

How The Fund Pursues Its Objective

         The Fund will select its portfolio investments primarily from among companies whose individual market capitalizations would place them (at the time of purchase) in the same size range as companies in approximately the lowest 20% by market capitalization of companies that have equity securities listed on a U.S. national securities exchange or traded in the NASDAQ system. Based on recent U.S. share prices, the Fund's portfolio companies typically will have individual market capitalizations of between approximately $50 million and $1 billion (although the Fund will be free to invest in smaller capitalization companies that satisfy the Fund's size standard). Because the Fund applies the U.S. size standard on a global basis, its investment outside the U.S. might rank above the lowest 20% by market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

         Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of such smaller capitalization issuers, and such issuers will be located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. Equity securities in which the Fund invests may be listed on a U.S. or foreign exchange or traded over the counter.

         Special Investment Considerations. Alliance Capital Management L.P. (the "Adviser") believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. Transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

         The Adviser believes that global investing offers opportunities for superior investment returns. A portfolio containing the securities of companies located in a number of countries may offer the opportunity for greater capital appreciation than investment in a portfolio composed only of the securities of U.S. companies. The Adviser will adjust the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Fund intends to spread investment risk among the capital markets of a number of countries and will invest in equity securities of companies based in at least three, and normally considerably more such countries, one of which may be the U.S. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the appreciation potential of such securities and the strength of that currency. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

         The Fund may invest up to 10% of its total assets in securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. While there may not be securities sales registration requirements comparable to those under U.S. laws or laws imposing legal restrictions on resales of securities in many of the countries in which the Fund may invest, there may be contractual restrictions on resale of securities.

         The Fund has the ability to invest up to 20% of its total assets in warrants to purchase equity securities issued by European companies to the extent consistent with the Fund's investment objective; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants.
The warrants in which the Fund may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Generally, warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and, thus, may be bought or sold separately from the issued security. Warrants can be a speculative investment and may be considered more speculative than certain other types of investments in that they neither entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants are freely transferable and are generally traded on one or more stock exchanges. The Fund anticipates that the warrants in which it will invest will have exercise periods of approximately two to ten years. In addition to purchasing corporate securities of non-U.S. issuers in overseas markets, the Fund may invest in American Depository Receipts, European Depository Receipts or other securities representing securities of companies based in countries other than the United States.

         For temporary defensive purposes, the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such circumstances, the Fund will be able to invest without limit in large capitalization companies or reduce its position in equity securities and increase its position in debt securities, which may include short-term U.S. Government securities and U.S. dollar- or foreign currency-denominated short-term indebtedness (including commercial paper), cash equivalents and fixed income securities issued or guaranteed by governmental entities, or by companies or supranational organizations (e.g., International Bank for Reconstruction and Development and the European Community) rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or if not so rated, of equivalent investment quality as determined by the Adviser. Apart from periods of defensive investment, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money market instruments.

Additional Investment Practices and Policies

         The following additional investment policies supplement those set forth in the Prospectus.

         Options. In seeking to attain capital growth, the Fund may supplement customary investment practices by writing and purchasing call options listed on one or more U.S. or foreign securities exchanges and purchasing listed put options, including put options on market indexes. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. Prior to the expiration of the option, the seller (the "writer") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized capital gains. The difference between the premium and the amount paid upon executing a closing purchase transaction, including brokerage commissions, is also treated as a gain, or if the premium is less than the amount paid for the closing purchase transaction, as a loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss.

         Writing and purchasing options are highly specialized activities and entail greater than ordinary investment risks.
The Fund will not write a call option unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

         It is the Fund's policy not to write a call option if the premium to be received by the Fund in connection with such option would not produce an annualized return of at least 15% of the then current market value of the securities subject to option (without giving effect to commissions, stock transfer taxes and other expenses of the Fund which are deducted from premium receipts). The Fund will also not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets. The Fund will not sell any call option if such sale would result in more than 10% of the Fund's assets being committed to call options written by the Fund which, at the time of sale by the Fund, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Fund will at no time exceed 10% of the Fund's total assets.

         In the event the option is exercised, the Fund will be obligated to sell stocks below the current market price. The Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be closed out by purchasing a like option. It is possible, although considered unlikely, that the Fund might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed, the Fund would hold a security which might otherwise have been sold to protect against depreciation. In addition, the Fund's portfolio turnover may increase to the extent that the market price of the underlying securities covered by call options written by the Fund increases and the Fund has not entered into a closing purchase transaction.

         If an option purchased by the Fund expires without being exercised, its premium would be lost by the Fund.

         Options on Market Indexes. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Restricted Securities. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund, in good faith, deems appropriate to reflect their fair market value.

         Currency Hedging Techniques. The Fund may engage in various portfolio strategies to hedge its portfolio against currency risks. These strategies include the use of forward foreign currency transactions, currency options and futures and options on such futures. The Fund may enter into such transactions only in connection with hedging strategies. While the Fund's use of hedging strategies is intended to reduce the risk of declines in the net asset value of Fund shares, there can be no assurance that the Fund's hedging transactions will be effective. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the currency exchange rates occur.

         Although certain risks are involved in forward, futures and options transactions, the Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the forward, futures and options portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures transactions.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and other currencies. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (up to one year) which is individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency.

         The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place, to the extent required by applicable law, liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract.
If the value of the assets placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. The Fund will not commit more than 50% of the value of its assets to position hedging contracts.

         Forward contracts reduce the potential gain from a positive change in the relationship between U.S. dollar and other currencies. The Fund will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Fund's total assets would be committed to such contracts.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities denominated in such currency or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

         Foreign Currency Options, Foreign Currency Futures and Options on Foreign Currency Futures. The Fund is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the unlimited opportunity to profit from increases in the relative value of the pound to the dollar. All options written by the Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. For example, where the Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contracts. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund. A put option written by the Fund may be "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else owns a put on the same contract as the put written where the exercise price of the put held is equal or greater than the exercise price of the put written.

         Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. Unlisted options are two- party contracts and have negotiated strike prices and expiration dates. The Fund will engage in unlisted transactions involving options only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). A futures contract on a foreign currency is an agreement between two parties to buy or sell a specified amount of a currency for a set price on a future date. Certain futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund may enter into such transactions only in connection with hedging strategies against variations on exchange rates.

         The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of (i) the market value of the securities denominated in such currency which it owns; (ii) the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency; and (iii) in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate in a segregated account with its custodian bank liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker. The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency options, futures or related options.

         Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the currencies which are the subject of the hedge. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contract. Transactions in options and options on futures contracts involve similar risks. The successful use of such instruments draws upon the Adviser's special skills with respect to such instruments and usually depends on the Adviser's ability to forecast currency exchange rate movements correctly.

         Other risks inherent in the use of these forward, futures and options on futures strategies include: imperfect correlation between movements in the prices of futures contracts or options thereon and movements in the exchange rates of the currencies hedged, the fact that skills and techniques needed to trade futures contracts and options thereon are different from those needed to select equity securities, no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time, and the fact that some futures markets have daily price movements limits. There are similar risks inherent in the use of options on foreign currencies.

         Prior to exercise or expiration, an exchange-traded option position written by the Fund can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible for the Fund to close a particular option or futures position. The Fund will acquire only unlisted options for which management believes the

Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying the currency futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

         The exchanges on which the Fund intends to conduct options transactions have generally established "position limits" which are limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).
"Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position and trading limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio. On the other hand, the protections afforded to exchange participants by position and trading limits are not available with respect to transactions in unlisted options.

         Lending of Portfolio Securities. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of liquid assets or bank letters of credit. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the market value of the loaned securities (including interest accrued on the loaned securities) adjusted (marking-to-market) with the borrower each day the securities are on loan to provide for price fluctuations. The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         While such securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state within which its shares are qualified for sale. Loans will be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Although voting rights may pass with the loaned securities, if a material event affecting the investment is to be voted on, the loan must be terminated and the securities voted by the Fund. Borrowed or equivalent securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan. The Board of Directors will monitor the Fund's lending of portfolio securities.

         ADRs and EDRs. In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure long-term capital gains treatment upon their sale and not for trading purposes. However, it is also the Fund's policy to sell any security whenever, in the judgment of the Fund's Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. This policy may result in the Fund realizing short-term capital gains or losses on the sale of certain securities. See "Dividends, Distributions and Taxes." It is anticipated that the Fund's rate of portfolio turnover will approximate 100% in future years. A 100% annual turnover rate would occur, for example, if all the stocks in the Fund's portfolio were replaced within a period of one year. A portfolio turnover rate approximating 100% involves correspondingly greater brokerage commission expenses than would a lower rates, which expenses must be borne by the Fund and its shareholders.

         Certain Fundamental Investment Policies. The following restrictions may not be changed without shareholder approval, which means the affirmative vote of the holders of(a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

         The Fund may not:

         (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

         (ii) invest 25% or more of the value of its total assets in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"), but will apply to foreign government obligations unless the U.S. Securities and Exchange Commission (the "Commission") permits their exclusion;

         (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

         (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

         (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;

         (vi) invest in companies for the purpose of exercising control;

         (vii) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

         (viii) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts);

         (ix) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         (x) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; or

         (xi) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the

                Securities Act of 1933, as amended (the
                "Securities Act").

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in mineral leases nor may the Fund invest in real estate limited partnerships.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser. As of September 30, 1999, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 56% of the outstanding Units of the Adviser. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable, one of the largest life insurance companies in the United States. ECMC is a registered investment adviser and ACMC, Inc. is a holding company for Units of the Adviser. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., a broker-dealer holding company. As of September 30, 1999, AXA, a French insurance holding company, owned approximately 56% of the issued and outstanding shares of the common stock of AXA Financial.

         Under the Management Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

         The Adviser is, under the Management Agreement, responsible for certain expenses incurred by the Fund, including, for example, the costs of clerical and accounting assistance to the Directors and expenses of office rental. The Fund has, under the Management Agreement, assumed the obligation for payment of all of its other expenses.

         For the services rendered by the Adviser under the Management Agreement, the Fund pays a monthly fee to the Adviser at the annual rate of 1.00% of the average daily net assets of the Fund during the month. The Fund may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be performed by third parties. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $128,000 in respect of such services during the fiscal year of the Fund ended July 31, 1999.

         For the fiscal years ended in 1997, 1998 and 1999, the Adviser received from the Fund management fees of $1,054,834, $1,347,278 and $1,104,000, respectively.

         The Management Agreement became effective on July 22, 1992. The Management Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Management Agreement or interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any such party) at a meeting called for the purpose and held on October 17, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Management Agreement.

         The Management Agreement must be approved each year either by (a) a majority vote of the Board of Directors of the Fund or (b) a majority vote of the outstanding voting securities of the Fund, and, in either case, by majority vote of the Directors who are neither parties to the Management Agreement nor "interested persons" of any such party (as defined by the 1940
Act), cast in person at a meeting called for the purpose of voting on such approval. Any changes in the terms of the Management Agreement must be approved by the shareholders. Most recently, the continuance of the Management Agreement until September 30, 2000 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who were not parties to the Management Agreement or "interested persons" of any such party, at a meeting called for that purpose on July 14, 1999.

         The Management Agreement automatically terminates upon its assignment. In addition, the Management Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days written notice to the Adviser or by the Adviser on any January 1 on 60 days written notice to the Fund. The term "majority of the Fund's outstanding voting securities" as used above means (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the meeting or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Strategic Income Trust, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund,

Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., Alliance Global Privatization Fund, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern African Fund and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The Directors and principal officers of the Fund and their primary occupations during the past five years are set forth below. Unless otherwise specified the address of each of the following persons is at 1345 Avenue of the Americas, New York, New York 10105. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser.

Directors

         JOHN D. CARIFA,* 54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1994.

         RUTH BLOCK, 68, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.



____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 75, has been President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 60, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 65, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

         JOHN D. CARIFA, Chairman and President, see biography above.

         ALDEN M. STEWART, Senior Vice President - Investments,
53, is an Executive Vice President of ACMC, with which he has been associated since prior to 1994. Prior thereto he was associated with ECMC.

         KATHLEEN A. CORBET, Senior Vice President, 39, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         MARK H. BREEDON, Vice President, 46, is a Vice President of ACMC and a Director and Senior Vice President of Alliance
Capital Limited ("ACL"), with which he has been associate since prior to 1994.

         RANDALL E. HAASE, Vice President, 36, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         THOMAS BARDONG, Vice President, 54, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         EDMUND P. BERGAN, JR., Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of
AFD, with which he has been associated since prior to 1994.

         ANDREW L. GANGOLF, Assistant Secretary, 45, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Co., Inc.

         DOMENICK PUGLIESE, Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since prior to 1994.

         EMILIE D. WRAPP, Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         VINCENT S. NOTO, Controller, 34, is a Vice President of
AFS, with which he has been associated since prior to 1994.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 1999, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the

Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance
Fund Complex.

                                                              Total Number
                                                Total Number  of Investment
                                                of Investment Portfolios
                                                Companies in  Within the
                                                the Alliance  Alliance Fund
                                  Total         Fund Complex, Complex,
                                  Compensation  Including the Including the
                                  From the      Fund, as to   Fund, as to
                                  Alliance Fund which the     which the
                    Aggregate     Complex,      Director is a Director is
                    Compensation  Including the Director or   a Director
Name of Director    From the Fund Fund          Trustee       or Trustee
________________    _____________ _____________ _____________ _____________

John D. Carifa        $0             $-0-             50            116
Ruth Block            $3,467         $180,763         37             79
David H. Dievler      $3,584         $216,288         44             86
John H. Dobkin        $3,586         $185,363         42             97
William H. Foulk, Jr. $3,587         $241,003         45            111
Dr. James M. Hester   $3,589         $172,913         38             80
Clifford L. Michel    $3,589         $187,763         39             96
Donald J. Robinson    $2,833         $193,709         41            105

         As of October 8, 1999, the Directors and officers of the Fund as a group owned 12.5% of the Advisor Class shares of the Fund and less than 1% of any other class of shares of the Fund.


_______________________________________________________________

                      EXPENSES OF THE FUND
_______________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         During the Fund's fiscal year ended July 31, 1999, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $215,726, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to the Class A Shares during the year and the Adviser made payments from its own resources, as described above, aggregating $226,330. Of the $442,056 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class A shares, $33,228 was spent on advertising, $670 on printing and mailing of prospectuses for persons other than current shareholders, $245,281 for compensation to broker-dealers and other financial intermediaries (including $89,525 to the Fund's Principal Underwriter), $4,602 for compensation to sales personnel and $158,275 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 1999, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $310,184, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B Shares during the year and the Adviser made payments from its own resources, as described above, aggregating $312,820. Of the $623,004 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class B shares, $47,517 was spent on advertising, $5,885 on printing and mailing of prospectuses for persons other than current shareholders, $324,333 for compensation to broker-dealers and other financial intermediaries (including $127,887 to the Fund's Principal Underwriter), $3,047 for compensation to sales personnel, $200,235 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $41,987 was spent on Class B share financing.

         During the Fund's fiscal year ended July 31, 1999, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $72,574 which constituted 1.0%, annualized, of the Fund's aggregate average daily net assets attributable to the Class C shares during the year and the Adviser made payments from its own resources, as described above, aggregating $134,866. Of the $207,440 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $17,029 was spent on advertising, $1,275 on printing and mailing of prospectuses for persons other than current shareholders, $115,924 for compensation to broker-dealers and other financial intermediaries (including $43,322 to the Fund's Principal Underwriter), $941 for compensation to sales personnel, $67,929 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $4,342 was spent on Class C share financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $2,907,082 (9.62% of the net assets of Class B) and $811,488 (11.50% of the net assets of Class C).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1) provided, however, that such continuance is specifically approved at least annually by the Directors, or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), of that class, and in either case, by a majority of the Directors who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan or any agreement related thereto. Most recently the continuance of the Agreement was approved until September 30, 2000 by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their Regular Meeting held on July 14, 1999.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07904, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. During the fiscal year ended in 1999, the Fund paid Alliance Fund Services, Inc. $302,942 for transfer agency services.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, all of whom are not eligible to purchase and hold Advisor Class shares) or, (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New

York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee,
(iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares,
(iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares.**

         Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such
____________________

** Advisor Class shares are sold only to investors described above in this section under "General."

differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See
Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal year ended July 31, 1999,
July 31, 1998 and July 31, 1997, the aggregate amount of underwriting commissions paid with respect to shares of the Fund were $72,792, $135,268 and $268,095, respectively. Of that amount, the Principal Underwriter, received $17,766, $8,313 and 10,485, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers or agents (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1999, 1998 and 1997, the Principal Underwriter received contingent deferred sales charges of $1,306, $3 and $0, respectively, on Class A Shares, $93,920, $100,848 and $27,720, respectively, on Class B shares, and $4,056, $2,747 and $1,969, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                   Discount or
                                                   Commission
                                  As % of          to Dealers
                   As % of        the Public       or Agents
Amount of          Net Amount     Offering         as % of
Purchase           Invested       Price            Offering Price
_________          __________     __________       ______________

Less than
  $100,000             4.44%        4.25%              4.00%
$100,000 but
  less than
  $250,000             3.36         3.25               3.00
$250,000 but
  less than
  $500,000             2.30         2.25               2.00
$500,000 but
  less than
  $1,000,000*          1.78         1.75               1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "--Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B shares-- Conversion Feature" and "--Conversion of Advisor Class shares to Class A shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio

Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)    the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without any contingent deferred sales charge to certain categories of investors, including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pensions or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
                of Dollar Amount Subject to Charge

                             Shares Purchased   Shares Purchased
                                  Before           On Or After
Years Since Purchase         November 19, 1993  November 19, 1993

First                             5.50%              4.0%
Second                            4.50%              3.0%
Third                             3.50%              2.0%
Fourth                            2.50%              1.0%
Fifth                             1.50%              None
Sixth                             0.50%              None
Seventh and thereafter            None               None


         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or
(ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares shall not constitute a Conversion Event.
The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class Shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the

Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

         The Fund intends to qualify to be taxed as a "regulated investment company" under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and
(ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the total value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities (for this purpose, such other securities will qualify only if the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the total value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to the Fund's principal business of investing in stock or securities may be excluded from the income that qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

         If the Fund qualifies as a regulated investment company and makes a timely distribution of 90% or more of its taxable net investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its investment company taxable income (including any net capital gain) that it distributes to its shareholders.

         The Fund will also avoid the nondeductible 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it meets certain minimum distribution requirements by the end of each calendar year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For purposes of the 4% excise tax and federal income tax, dividends declared and payable as of a date in October, November or December will be treated as if they were paid on December 31 of that year if the dividends are actually paid during the following January.

         In the case of corporate shareholders, a portion of the Fund's dividends may be eligible for the dividends-received deduction. The amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Dividends received from foreign corporations generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over- the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, currency swap, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

         Foreign Tax Credits. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.

A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

         The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

_______________________________________________________________

                     PORTFOLIO TRANSACTIONS
_______________________________________________________________

         Subject to the general supervision and control of the Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating best price and execution. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed.
Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

         During the Fund's fiscal years ended July 31, 1999, 1998 and 1997, the Fund incurred brokerage commissions amounting in the aggregate to $620,564, $512,201 and $573,677, respectively. During the fiscal years ended July 31, 1999, 1998 and 1997, brokerage commissions amounting in the aggregate to $-0-, $90 and $-0-, respectively, were paid to DLJ and no brokerage commissions were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1999, the brokerage commissions paid to DLJ constituted -0-% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted -0-% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 1999, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, -0-% were effected through DLJ and -0-% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1999, transactions in portfolio securities of the Fund aggregating $210,458,428 with associated brokerage commissions of approximately $443,850 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The Fund was organized as a corporation in Maryland in 1966. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 of Class C Common Stock and 3,000,000,000 shares of Advisor
Class Common Stock, each having a par value of $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         At the close of business on October 8, 1999 there were 6,730,392 Class A shares, 2,797,708 Class B shares, 659,340
Class C shares and 16,757 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of October 8, 1999:

Name and Address                       Shares          % of Class

Class A

MLPF&S                                 348,646           5.21%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (976X8)
4800 Deer Lake Dr East, 2nd Floor

Jacksonville, FL 32246-6484

Class B

MLPF&S                                 426,731          15.26%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (976X2)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Class C

MLPF&S                                 194,102          29.34%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97BG0)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Advisor Class

Mark J. Dunbar                           1,424           8.50%
5608 Pecan Spring Ct.
Dallas, TX 75252-2670

Josephine Metz                           1,091           6.51%
13 Remsen Circle
Yonkers, NY 10710-1006

Merrill Lynch                            1,185           7.07%
4800 Deer Lake Dr East
Jacksonville, FL 32246-6486

Christopher J. MacDonald &               1,619           9.66%
Deirdre M. Schroeder JT TEN
1880 N. El Camino Real #6
San Clemente, CA 92672-4901

Amy M. Levin                             2,254          13.45%
151 W. 86th St. Apt 8D
New York, NY 10024-3401

Alliance Plans DIV/F.T.C.                  843           5.03%
C/F Linda Pugliese
IRA Rollover
8 Borrell Court
St. James, NY 11780-1640

Clifford L. Michel                       1,243           7.42
15 St. Bernards Rd.

P.O. Box 449
Gladstone, N.J.  07934-0449

Counsel

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as the independent auditors for the Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin St., Boston, Massachusetts, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Performance Information

         From time to time the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

         The Fund's average annual compounded total return for the one, five and ten year periods ended July 31, 1999 (or since inception through that date, as noted) was as follows:

               One Year Ended    5 Years Ended  10 Years Ended
               7/31/99           7/31/99        7/31/99

Class A        7.51%             13.80%          6.66%*
Class B        6.74%             12.98%         9.83%*
Class C        6.72%             12.98%         11.86%*
Advisor Class  7.63%             9.58%*         N/A

*Inception Dates: Class A - September 17, 1990
                  Class B - September 17, 1990
                  Class C - May 3, 1993
                  Advisor Class - October 1, 1996

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information.
This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

____________________________________________________________

                      REPORT OF INDEPENDENT
                AUDITOR AND FINANCIAL STATEMENTS
____________________________________________________________

ALLIANCE GLOBAL SMALL CAP FUND

ANNUAL REPORT
JULY 31, 1999



PORTFOLIO OF INVESTMENTS
JULY 31, 1999                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-98.9%
UNITED STATES INVESTMENTS-32.7%
CONSUMER SERVICES-13.7%
AIRLINES-2.0%
Alaska Air Group, Inc. (a)                       27,800    $   1,233,625
America West Airlines, Inc.
  Cl.B (a)                                       39,300          778,631
Atlas Air, Inc. (a)                               9,000          288,563
                                                             ------------
                                                               2,300,819

APPAREL-0.9%
Mens Wearhouse, Inc. (a)                         24,800          616,900
Stage Stores, Inc. (a)                           61,300          394,619
                                                             ------------
                                                               1,011,519

BROADCASTING & CABLE-1.1%
Citadel Communications
  Corp. (a)                                       4,500          144,000
Entercom Communications
  Corp. (a)                                       3,900          157,950
RCN Corp. (a)                                     5,700          239,400
SFX Entertainment, Inc.
  Cl.A (a)                                       15,000          672,188
                                                             ------------
                                                               1,213,538

ENTERTAINMENT & LEISURE-3.7%
Bally Total Fitness Holding
  Corp. (a)                                      24,600          696,488
Premier Parks, Inc. (a)                          51,300        1,984,669
Sunterra Corp. (a)                               83,800        1,126,062
Trans World Entertainment
  Corp. (a)                                      34,750          432,203
                                                             ------------
                                                               4,239,422

PRINTING & PUBLISHING-0.0%
Creo Products, Inc. (a)                           2,300           47,006

RETAIL - GENERAL MERCHANDISE-4.3%
BJ's Wholesale Club,
  Inc. (a)                                       24,800          759,500
Furniture Brands
  International, Inc. (a)                        15,900          429,300
Movado Group, Inc.                               19,600          475,300
Sharper Image Corp. (a)                           6,700           68,675
Shopko Stores, Inc. (a)                          11,900          455,918
Tiffany & Co.                                    14,400          724,500
Tweeter Home
  Entertainment Group,
  Inc. (a)                                        2,700           89,944
Venator Group, Inc. (a)                         107,400        1,127,700
Zale Corp. (a)                                   20,100          804,000
                                                             ------------
                                                               4,934,837

MISCELLANEOUS-1.7%
Carriage Services, Inc. (a)                      19,400          320,100
Century Business Services,
  Inc. (a)                                       47,500          724,375
Insight Enterprises,
  Inc. (a)                                       14,800          429,200
Nielsen Media Research,
  Inc.                                           13,300          432,250
TeleTech Holdings,
  Inc. (a)                                        2,400           28,950
                                                             ------------
                                                               1,934,875
                                                             ------------
                                                              15,682,016

TECHNOLOGY-4.4%
COMMUNICATIONS EQUIPMENT-0.6%
Focal Communications
  Corp. (a)                                       2,800           53,200
Tekelec (a)                                      12,900          129,806
TeleSpectrum Worldwide,
  Inc. (a)                                       69,600          491,550
                                                             ------------
                                                                 674,556


8


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMPUTER HARDWARE-0.8%
Apex, Inc. (a)                                   36,550    $     954,869
Digital Origin, Inc. (a)                             15               90
                                                             ------------
                                                                 954,959

COMPUTER SERVICES-1.1%
DBT Online, Inc. (a)                             29,400          887,512
IMRglobal Corp. (a)                              12,700          217,488
Visual Networks, Inc. (a)                         2,800          100,975
                                                             ------------
                                                               1,205,975

COMPUTER SOFTWARE-0.4%
Digex, Inc. Cl.A (a)                              7,300          162,881
Sapient Corp. (a)                                 4,900          270,725
                                                             ------------
                                                                 433,606

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.3%
MKS Instruments,
  Inc. (a)                                       14,500          309,031

SEMI-CONDUCTOR COMPONENTS-0.7%
MIPS Technologies,
  Inc. (a)                                        7,400          273,800
SDL, Inc. (a)                                     5,100          346,481
Triquint Semiconductor,
  Inc. (a)                                        4,800          199,200
                                                             ------------
                                                                 819,481

MISCELLANEOUS-0.5%
Excalibur Technologies
  Corp. (a)                                      19,400          209,763
Harman International
  Industries, Inc.                                9,200          404,800
                                                             ------------
                                                                 614,563
                                                             ------------
                                                               5,012,171

FINANCE-4.2%
BROKERAGE & MONEY MANAGEMENT-1.7%
Legg Mason, Inc.                                 53,700        1,879,500

REAL ESTATE-2.5%
Chelsea GCA Realty, Inc.                         43,400        1,508,150
MeriStar Hospitality
  Corp.                                          21,400          409,275
Taubman Centers, Inc.                            71,900          952,675
                                                             ------------
                                                               2,870,100
                                                             ------------
                                                               4,749,600

CONSUMER MANUFACTURING-3.1%
AUTO & RELATED-2.6%
Budget Group, Inc.
  Cl.A (a)                                       34,300          315,131
Circuit City Stores, Inc.-
CarMaxGroup (a)                                  74,000          296,000
Dollar Thrifty Automotive
  Group, Inc. (a)                                20,700          445,050
Group 1 Automotive,
  Inc. (a)                                       40,800          895,050
Monaco Coach Corp. (a)                           38,137        1,008,247
                                                             ------------
                                                               2,959,478

TEXTILE PRODUCTS-0.5%
K-Swiss, Inc. Cl.A                               16,300          528,731
                                                             ------------
                                                               3,488,209

HEALTH CARE-2.7%
BIOTECHNOLOGY-0.4%
Geltex Pharmaceuticals,
  Inc. (a)                                        9,300          130,781
Human Genome Sciences,
  Inc. (a)                                        5,600          291,550
                                                             ------------
                                                                 422,331

MEDICAL PRODUCTS-0.8%
Novoste Corp. (a)                                19,400          447,412
St. Jude Medical, Inc. (a)                        9,800          364,438
Women First Healthcare,
  Inc. (a)                                        9,600          109,200
                                                             ------------
                                                                 921,050


9


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MEDICAL SERVICES-1.5%
Health Management
  Associates, Inc. (a)                           62,300    $     513,975
Lifepoint Hospitals,
  Inc. (a)                                       52,900          522,387
Medical Manager
  Corp. (a)                                       5,800          368,300
Orthodontic Centers of
  America, Inc. (a)                              23,500          390,688
                                                             ------------
                                                               1,795,350
                                                             ------------
                                                               3,138,731

CAPITAL GOODS-2.0%
MACHINERY-0.7%
United Rentals, Inc. (a)                         29,000          841,000

MISCELLANEOUS-1.3%
Applied Power, Inc. Cl.A                         11,000          313,500
Mohawk Industries,
  Inc. (a)                                       41,400        1,156,612
                                                             ------------
                                                               1,470,112
                                                             ------------
                                                               2,311,112

TRANSPORTATION-1.6%
SHIPPING-0.4%
Teekay Shipping Corp.                            29,500          494,125

TRUCKING-0.6%
Consolidated Freightways
  Corp. (a)                                      61,000          644,313

MISCELLANEOUS-0.6%
Carey International,
  Inc. (a)                                       37,200          732,375
                                                             ------------
                                                               1,870,813

ENERGY-0.6%
PIPELINES-0.6%
Southern Union Co.                               36,402          723,490

CONSUMER STAPLES-0.3%
RETAIL - FOOD & DRUG-0.3%
Whole Foods Market,
  Inc. (a)                                        7,000          308,000

MULTI-INDUSTRY COMPANIES-0.1%
Playtex Products, Inc. (a)                        8,000          128,000

Total United States
  Investments
  (cost $34,320,184)                                          37,412,142

FOREIGN INVESTMENTS-66.2%
AUSTRALIA-1.7%
Publishing & Broadcasting,
  Ltd.                                           75,000          505,102
Qantas Airways, Ltd.                            125,900          418,238
Smith (Howard), Ltd.                             65,000          502,704
Woodside Petroleum, Ltd.                         77,000          555,006
                                                             ------------
                                                               1,981,050

AUSTRIA-2.6%
Austria Tabakwerke AG                            14,100          785,132
Bank Austria AG                                  15,000          798,178
S & T System Integration &
  Technology Distribution
  AG (a)                                          7,000          647,764
Uproar, Ltd.                                     30,000          762,232
                                                             ------------
                                                               2,993,306

BELGIUM-0.6%
Mobistar NV, SA Cl.A (a)                         13,770          704,149

BRAZIL-0.9%
Tele Sudeste Celular
  Participacoes, SA
  (ADR)                                          12,900          317,663
Telesp Participacoes, SA
  (ADR)                                          36,500          647,875
                                                             ------------
                                                                 965,538

CANADA-1.2%
Cinar Films, Inc. Cl.B
  (ADR) (a)                                      16,100          456,838
FirstService Corp. (a)                           25,000          331,250
GST Telecommunications,
  Inc. (a)                                       22,600          339,000
Imax Corp. (a)                                    9,000          223,875
                                                             ------------
                                                               1,350,963


10


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
FINLAND-0.9%
Merita OYJ Cl.A                                 193,900    $   1,047,543

FRANCE-3.7%
CNP Assurances                                   33,020          888,419
Essilor International                             2,330          760,254
SEITA                                            22,770        1,311,751
Unibail, SA                                       5,100          675,450
Union des Assurances
  Federales                                       5,500          634,284
                                                             ------------
                                                               4,270,158

GERMANY-5.7%
B.U.S. Berzelius Umwelt-
  Service AG                                     63,070          870,393
Fresenius AG pfd.                                 5,190          993,855
Hornbach Holdings
  AG pfd.                                        28,730        1,247,856
MVV Energie AG (a)                               36,500          546,668
Primacom AG (ADR)                                25,000        1,203,525
Software AG (a)                                  27,200          925,334
Stinnes AG (a)                                   44,400          707,737
                                                             ------------
                                                               6,495,368

GREECE-0.3%
Antenna TV, SA
  (ADR) (a)                                      30,000          363,750

HONG KONG-1.6%
Amoy Properties, Ltd.                           780,000          723,562
Ng Fung Hong, Ltd.                              836,000          608,560
Television Broadcasting,
  Ltd.                                          100,000          462,534
                                                             ------------
                                                               1,794,656

HUNGARY-0.7%
Magyar Tavkozlesirt
  (ADS)                                          12,100          376,613
Mol Magyar Olaj-es
  Gazipari Rt                                    16,800          453,600
                                                             ------------
                                                                 830,213

INDIA-0.3%
Mahanagar Telephone
Nigam, Ltd. (GDR)                                27,200          287,640

ISRAEL-0.2%
BackWeb Technologies,
  Ltd. (a)                                        8,400          215,775

ITALY-2.4%
Acea SpA (a)                                     55,500          709,518
Banca Nazionale del
  Lavoro                                        302,000          872,315
Industrie Natuzzi SpA
  (ADR)                                          27,800          503,875
Seat-Pagine Gialle SpA                          502,000          702,985
                                                             ------------
                                                               2,788,693

JAPAN-14.2%
Ajinomoto Co., Inc.                              45,000          554,625
Alps Electric Co., Ltd.                          55,000        1,491,997
Banyu Pharmaceutical Co.,
  Ltd.                                           53,000        1,040,167
Daito Trust Construction
  Co., Ltd.                                      93,400          986,588
Daiwa Securities Co.,
  Ltd.                                          232,000        2,013,520
Familymart Co.                                   20,200        1,030,747
Fukuyama Transporting
  Co., Ltd.                                     217,000        1,287,104
Hoya Corp.                                       19,000        1,153,474
Kokuyo Co.                                       63,000        1,076,514
Mikuni Coca-Cola Bottling
  Co., Ltd.                                      41,000          795,717
Sankyo Co., Ltd.                                 27,500        1,592,743
Santen Pharmaceutical
  Co.                                            48,420        1,081,209
Shiseido Co., Ltd.                               84,000        1,161,324
Uni-Charm Corp.                                  20,000        1,041,476
                                                             ------------
                                                              16,307,205


11


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
LUXEMBOURG-0.6%
Millicom International
Cellular, SA (a)                                 23,600    $     722,750

MALAYSIA-0.1%
Lingkaran Trans Kota
  Holdings (a)                                   40,000           40,948
Metacorp Berhad                                  30,000           22,607
Sime Darby Berhad                                43,000           46,872
Star Publications                                10,000           20,142
UMW Holdings Bhd                                 16,000           31,279
                                                             ------------
                                                                 161,848

MEXICO-0.4%
Cifra SA, de CV (ADR)                            28,400          487,344

NETHERLANDS-4.4%
Equant NV (a)                                    18,000        1,579,025
Meta4 NV (a)                                     19,200          322,480
PinkRoccade NV (a)                               19,400          575,927
United Pan-Europe
  Communications NV (a)                          30,400        1,974,081
Versatel Telecom
  International NV (a)                           39,000          542,389
                                                             ------------
                                                               4,993,902

NORWAY-0.0%
Frontline Limited, Wts (a)                       15,216           23,115

PEOPLES REPUBLIC OF CHINA-0.3%
Beijing Datang Power
  Generation Co., Ltd.                        1,344,000          350,649

POLAND-0.7%
Kredyt Bank, SA
  (GDR) (a)                                      34,000          850,000

PORTUGAL-0.4%
Telecel-Comunicacaoes
  Pessoais, SA (b)                                3,200          409,605

SINGAPORE-0.9%
Development Bank of
  Singapore                                      82,000        1,067,340

SOUTH AFRICA-0.5%
M-Cell, Ltd.                                    115,400          210,669
Usko, Ltd.                                    1,824,900          355,356
                                                             ------------
                                                                 566,025

SOUTH KOREA-1.2%
Housing & Commercial
  Bank (a)                                       23,000          561,861
SK Telecom Co., Ltd.
  (ADR)                                          59,860          849,264
SK Telecom Co., Ltd.
  (ADR) Rights (a)                                   13               38
                                                             ------------
                                                               1,411,163

SPAIN-4.2%
Aldeasa, SA                                      25,300          748,373
Endesa, SA                                       34,780          683,877
Indra Sistemas, SA                               67,000          672,327
Portland Valderrivas, SA                         23,900          750,683
Sogecable, SA (a)                                33,000          930,245
Tabacalera, SA Series A                          53,000        1,048,939
                                                             ------------
                                                               4,834,444

SWEDEN-1.9%
Autoliv, Inc. (ADR)                              42,900        1,478,734
Securitas AB Series B                            44,000          651,141
                                                             ------------
                                                               2,129,875

SWITZERLAND-1.0%
SEZ Holding AG                                    3,600        1,170,163

THAILAND-0.7%
CMIC Finance & Security
  Public Co. (a) (c)                            110,000               -0-
Siam Commercial Bank
  Plc pfd. (a)                                  329,000          406,773

Total Access
  Communication Plc                             141,000          335,580
                                                             ------------
                                                                 742,353


12


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
UNITED KINGDOM-11.9%
BPB Plc                                         205,300    $   1,330,920
CMG Plc                                          36,300        1,011,901
Cordiant Communications
  Group Plc                                     292,000          802,150
Energis Plc (a)                                  36,400          968,673
Filtronic Comtek Plc                             83,800        1,109,606
Future Network Plc (a)                          150,000        1,045,352
Kingston Communication
  (Hull) Plc (a)                                123,200          612,988
Next Plc                                        124,000        1,364,565
Slough Estates Plc                              122,000          718,732
Stagecoach Holdings Plc                         225,900          795,388
Tomkins Plc                                     281,600        1,291,582
United News & Media Plc                         150,700        1,641,290
WPP Group Plc                                   101,000          906,847
                                                             ------------
                                                              13,599,994

Total Foreign Investments
  (cost $66,914,704)                                          75,916,577

Total Common Stocks &
  Other Investments
  (cost $101,234,888)                                        113,328,719


                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.3%
TIME DEPOSIT-2.3%
State Street Bank Euro
  Dollar
  4.75%, 8/02/99
  (amortized cost
  $2,688,000)                                   $ 2,688    $   2,688,000

TOTAL INVESTMENTS-101.2%
  (cost $103,922,888)                                        116,016,719
Other assets less
  liabilities-(1.2%)                                          (1,401,670)

NET ASSETS-100%                                            $ 114,615,049


(a)  Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1999, these securities amounted to $409,605 representing .36% of net assets.

(c)  Illiquid security, valued at fair market value (see Note A).

     Glossary of Terms:
     ADR - American Depositary Receipt
     ADS - American Depositary Shares
     GDR - Global Depositary Receipt

     See notes to financial statements.


13


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $103,922,888)        $ 116,016,719
  Cash, at value (cost $12,812)                                         13,595
  Receivable for investment securities sold                            758,906
  Foreign tax receivable                                                61,199
  Dividends and interest receivable                                     37,685
  Total assets                                                     116,888,104

LIABILITIES
  Payable for investment securities purchased                          976,691
  Unclaimed dividends                                                  634,082
  Payable for capital stock redeemed                                   326,855
  Management fee payable                                                97,768
  Distribution fee payable                                              51,582
  Accrued expenses and other liabilities                               186,077
  Total liabilities                                                  2,273,055

NET ASSETS                                                       $ 114,615,049

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     101,559
  Additional paid-in capital                                       103,059,534
  Accumulated net investment loss                                      (25,115)
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (617,108)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     12,096,179
                                                                 $ 114,615,049

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($77,163,563/6,615,487 shares of capital stock issued
    and outstanding)                                                    $11.66
  Sales charge--4.25% of public offering price                             .52
  Maximum offering price                                                $12.18

  CLASS B SHARES
  Net asset value and offering price per share
    ($30,204,567/2,857,724 shares of capital stock issued
    and outstanding)                                                    $10.57

  CLASS C SHARES
  Net asset value and offering price per share
    ($7,058,338/666,351 shares of capital stock issued
    and outstanding)                                                    $10.59

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($188,581/16,058 shares of capital stock issued
    and outstanding)                                                    $11.74


See notes to financial statements.


14


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999                         ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $112,311)                                    $ 1,488,999
  Interest                                              202,047
                                                                   $ 1,691,046

EXPENSES
  Advisory fee                                        1,104,000
  Distribution fee - Class A                            215,726
  Distribution fee - Class B                            310,184
  Distribution fee - Class C                             72,574
  Transfer agency                                       481,236
  Custodian                                             288,116
  Printing                                              151,604
  Administrative                                        128,000
  Audit and legal                                        71,849
  Registration                                           44,885
  Directors' fees                                        23,000
  Miscellaneous                                          15,692
  Total expenses                                      2,906,866
  Less: expense offset arrangement (see Note B)         (33,696)
  Net expenses                                                       2,873,170
  Net investment loss                                               (1,182,124)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       3,594,930
  Net realized loss on foreign currency
    transactions                                                    (1,775,265)
  Net change in unrealized appreciation of:
    Investments                                                      5,258,819
    Foreign currency denominated assets and
      liabilities                                                     (152,624)
  Net gain on investments and foreign currency
    transactions                                                     6,925,860

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 5,743,736


See notes to financial statements.


15


STATEMENT OF CHANGES IN NET ASSETS               ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

                                                   YEAR ENDED     YEAR ENDED
                                                     JULY 31,       JULY 31,
                                                      1999           1998
                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                             $  (1,182,124) $  (1,518,977)
  Net realized gain on investments and foreign
    currency transactions                             1,819,665     14,877,192
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                            5,106,195    (10,503,261)
  Net increase in net assets from operations          5,743,736      2,854,954

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                          (7,496,012)    (6,916,095)
    Class B                                          (3,620,259)    (3,117,806)
    Class C                                            (837,402)      (796,527)
    Advisor Class                                       (18,180)       (28,565)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                           (10,689,478)    13,322,160
  Total increase (decrease)                         (16,917,595)     5,318,121

NET ASSETS
  Beginning of year                                 131,532,644    126,214,523
  End of year                                     $ 114,615,049  $ 131,532,644


See notes to financial statements.


16


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net investment loss and the tax treatment of foreign currency losses, resulted in a net decrease in accumulated net investment loss and accumulated net realized gains/loss on investments and foreign currency denominated assets and liabilities and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Manager") a management fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $128,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended July 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $302,942 for the year ended July 31, 1999.

In addition, for the year ended July 31, 1999, the Fund's expenses were reduced by $33,696 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $17,766 from the sales of Class A shares and $1,306, $93,920 and $4,056 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 1999.

Brokerage commissions paid on investment transactions for the year ended July 31, 1999, amounted to $620,564, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Manager, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average


18


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,907,082 and $811,488 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $128,998,961 and $149,279,652, respectively, for the year ended July 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 1999.

At July 31, 1999, the cost of investments for federal income tax purposes was $105,260,005. Accordingly, gross unrealized appreciation of investments was $18,592,758 and gross unrealized depreciation of investments was $7,836,044, resulting in net unrealized appreciation of $10,756,714, excluding foreign currency transactions.

The Fund elects to treat net realized securities losses from 11/1/98 through 7/31/99 as having occurred in the following fiscal year.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no forward exchange currency contracts outstanding at July 31, 1999.


19


NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              623,396     1,542,623     $ 6,806,663     $19,248,639
Shares issued in
  reinvestment of
  distributions          629,890       491,450       6,097,336       5,622,159
Shares converted
  from Class B            73,883        78,190         780,932         969,207
Shares redeemed       (1,536,869)   (1,908,638)    (16,383,463)    (23,505,697)
Net increase
  (decrease)            (209,700)      203,625     $(2,698,532)    $ 2,334,308

CLASS B
Shares sold              657,798     1,841,143     $ 6,355,692     $21,462,154
Shares issued in
  reinvestment of
  distributions          370,560       257,260       3,268,436       2,725,087
Shares converted
  to Class A             (77,917)      (84,225)       (780,932)       (969,207)
Shares redeemed       (1,559,407)   (1,202,471)    (14,943,035)    (13,793,910)
Net increase
  (decrease)            (608,966)      811,707     $(6,099,839)    $ 9,424,124

CLASS C
Shares sold              265,399       620,351     $ 2,571,782     $ 7,209,073
Shares issued in
  reinvestment of
  distributions           87,168        69,804         770,565         741,394
Shares redeemed         (530,032)     (569,558)     (5,072,717)     (6,465,829)
Net increase
  (decrease)            (177,465)      120,597     $(1,730,370)    $ 1,484,638

ADVISOR CLASS
Shares sold                4,127         6,144     $    44,310     $    77,324
Shares issued in
  reinvestment of
  distributions            1,319         2,093          12,857          24,004
Shares redeemed          (21,501)       (1,981)       (217,904)        (22,238)
Net increase
  (decrease)             (16,055)        6,256     $  (160,737)    $    79,090


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1999.


20


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE G: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


21


FINANCIAL HIGHLIGHTS                             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                          CLASS A
                                           -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.14       $12.87       $11.61       $10.38       $11.08

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.08)(a)     (.11)(a)     (.15)(a)     (.14)(a)     (.09)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   .76          .37         2.97         1.90         1.50
Net increase in net asset value from
  operations                                     .68          .26         2.82         1.76         1.41

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.16)        (.99)       (1.56)        (.53)       (1.99)
Tax return of capital                             -0-          -0-          -0-          -0-        (.12)
Total distributions                            (1.16)        (.99)       (1.56)        (.53)       (2.11)
Net asset value, end of year                  $11.66       $12.14       $12.87       $11.61       $10.38

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.51%        2.49%       26.47%       17.46%       16.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $77,164      $82,843      $85,217      $68,623      $60,057
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.37%(c)     2.16%(c)     2.41%(c)     2.51%        2.54%(d)
  Net investment loss                           (.79)%       (.88)%      (1.25)%      (1.22)%      (1.17)%
Portfolio turnover rate                          120%         113%         129%         139%         128%


See footnote summary on page 25.


22


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                         CLASS B
                                           -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.20       $12.03       $11.03       $ 9.95       $10.78

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.15)(a)     (.18)(a)     (.21)(a)     (.20)(a)     (.12)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   .68          .34         2.77         1.81         1.40
Net increase in net asset value from
  operations                                     .53          .16         2.56         1.61         1.28

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.16)        (.99)       (1.56)        (.53)       (1.99)
Tax return of capital                             -0-          -0-          -0-          -0-        (.12)
Total distributions                            (1.16)        (.99)       (1.56)        (.53)       (2.11)
Net asset value, end of year                  $10.57       $11.20       $12.03       $11.03       $ 9.95

TOTAL RETURN
Total investment return based on net
  asset value (b)                               6.74%        1.80%       25.42%       16.69%       15.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $30,205      $38,827      $31,946      $14,247       $5,164
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              3.14%(c)     2.88%(c)     3.11%(c)     3.21%        3.20%(d)
  Net investment loss                          (1.59)%      (1.58)%      (1.92)%      (1.88)%      (1.92)%
Portfolio turnover rate                          120%         113%         129%         139%         128%


See footnote summary on page 25.


23


FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS C
                                           -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.22       $12.05       $11.05       $ 9.96       $10.79

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.16)(a)     (.19)(a)     (.22)(a)     (.20)(a)     (.17)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   .69          .35         2.78         1.82         1.45
Net increase in net asset value from
  operations                                     .53          .16         2.56         1.62         1.28

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.16)        (.99)       (1.56)        (.53)       (1.99)
Tax return of capital                             -0-          -0-          -0-          -0-        (.12)
Total distributions                            (1.16)        (.99)       (1.56)        (.53)       (2.11)
Net asset value, end of year                  $10.59       $11.22       $12.05       $11.05       $ 9.96

TOTAL RETURN
Total investment return based on net
  asset value (b)                               6.72%        1.79%       25.37%       16.77%       15.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $7,058       $9,471       $8,718       $4,119       $1,407
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              3.15%(c)     2.88%(c)     3.10%(c)     3.19%        3.25%(d)
  Net investment loss                          (1.61)%      (1.59)%      (1.93)%      (1.85)%      (2.10)%
Portfolio turnover rate                          120%         113%         129%         139%         128%


See footnote summary on page 25.


24


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        ADVISOR CLASS
                                            ------------------------------------
                                                                       OCTOBER 2,
                                                                         1996(E)
                                               YEAR ENDED JULY 31,        TO
                                            ------------------------    JULY 31,
                                                1999         1998         1997
                                            -----------  -----------  -----------
Net asset value, beginning of period          $12.20       $12.89       $12.56

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.07)        (.07)        (.08)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   .77          .37         1.97
Net increase in net asset value from
  operations                                     .70          .30         1.89

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.16)        (.99)       (1.56)
Net asset value, end of period                $11.74       $12.20       $12.89

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.63%        2.82%       17.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $189         $392         $333
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements (c)                          2.13%        1.87%        2.05%(f)
  Net investment loss                           (.63)%       (.57)%       (.84)%(f)
Portfolio turnover rate                          120%         113%         129%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods ended July 31, 1999, July 31, 1998 and July 31, 1997, the ratios of expenses net of waivers/reimbursements were 2.33%, 2.14% and 2.38% for Class A shares, 3.11%, 2.86% and 3.08% for Class B shares, 3.12%, 2.85% and 3.08% for Class C shares and 2.10%, 1.84% and 2.04% for Advisor Class shares, respectively.

(d) If the Fund had borne all expenses, the expense ratios would have been 2.61%, 3.27%, and 3.31% for Class A, Class B and Class C shares, respectively.

(e)  Commencement of distribution.

(f)  Annualized.


25


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GLOBAL SMALL CAP FUND, INC. We have audited the accompanying statement of assets and liabilities of Alliance Global Small Cap Fund, Inc., including the portfolio of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Small Cap Fund, Inc. at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
September 8, 1999

____________________________________________________________

                           APPENDIX A:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

                             PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits

    (a)   (1)  Articles of Restatement of Articles of
               Incorporation of the Registrant dated
               September 24, 1990 and filed September 27, 1990 -
               Incorporated by reference to Exhibit 1 to Post-
               Effective Amendment No. 66 of Registrant's
               Registration Statement on Form N-1A (File
               Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 31,
               1997.

          (2) Articles Supplementary to the Articles of Incorporation of the Registrant dated April 30, 1991 and filed May 2, 1991 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (3) Articles of Amendment of the Articles of Incorporation of the Registrant dated and filed April 30, 1993 - Incorporated by reference to
               Exhibit 1(c) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (4) Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed April 30, 1993 - Incorporated by reference to
               Exhibit 1(d) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (5)  Articles Supplementary to the Articles of
               Incorporation of the Registrant dated
               September 30, 1996 and filed October 1, 1996 -
               Incorporated by reference to Exhibit 1(e) to Post-
               Effective Amendment No. 67 of Registrant's
               Registration Statement on Form N-1A (File
               Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30,
               1998.

          (6) Articles Supplementary to the Articles of Incorporation of the Registrant dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

    (b) Amended By-Laws dated April 21, 1988 - Incorporated by reference to Exhibit 2 to Post-Effective Amendment
          No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 31, 1997.

    (c)   Not applicable.

    (d) Management Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment
          No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

    (e)   (1)  Distribution Services Agreement between the
               Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6 (a) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A, filed
               October 31, 1997 (File Nos. 2-25364 and 811-01415)

          (2) Amendment to Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. dated July 19, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 65 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 1, 1996.

          (3) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 31, 1997.

          (4) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 31, 1997.

    (f)   Not applicable.

    (g)   (1)  Custodian Contract between the Registrant and
               State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

          (2) Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company dated May 23, 1989 - Incorporated by reference to
               Exhibit 8 to Post-Effective Amendment No.66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 31, 1997.

    (h) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment
          No. 67 of Registrant's Registration Statement on Form N-1A (File Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on October 30, 1998.

    (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

    (j)   Consent of Independent Auditors - Filed herewith.

    (k)   Not applicable.

    (l)   Not applicable.

    (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

    (n)   Financial Data Schedules - Filed herewith.

    (o)   Rule 18f-3 Plan - Incorporated by reference to
          Exhibit 18 to Post-Effective Amendment No. 64 of
          Registrant's Registration Statement on Form N-1A (File
          Nos. 2-25364 and 811-01415) filed with the Securities and Exchange Commission on April 23, 1996.

          Other Exhibits:  Powers of Attorney for Ms. Block and
          Messrs. Carifa, Dievler, Dobkin, Foulk, Hester, Michel and Robinson - Filed herewith.


ITEM 24. Persons Controlled by or Under Common Control with the Fund.

          None.


ITEM 25.  Indemnification.

          It is the Registrant's policy to indemnify its directors, officers and employees to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit (a) in response to Item 23 and Article X of the Registrant's By-Laws filed as Exhibit (b) in response to Item 23 all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation and Article X of the Registrant's By-Laws, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

               "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
               EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2)  "Corporation" includes any domestic or
          foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3)  "Expenses" include attorney's fees.

               (4)  "Official capacity" means the following:

               (i) When used with respect to a director, the office of director in the corporation; and

              (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

             (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

               (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

               (i)  The act or omission of the director was
          material to the matter giving rise to the proceeding;
          and

                    1.   Was committed in bad faith; or

                    2.   Was the result of active and deliberate
          dishonesty; or

               (ii) The director actually received an improper personal benefit in money, property, or services; or

               (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2)  (i)  Indemnification may be against
          judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

               (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

               (ii)  The termination of any proceeding by
          conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

               (c)  A director may not be indemnified under
          subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

               (d)  Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

               (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

               (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
          (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

               (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

               (2)  Such determination shall be made:

               (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

               (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

              (iii) By the stockholders.

               (3)  Authorization of indemnification and
          determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

               (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

               (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met;
          and

               (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

               (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

               (g)  The indemnification and advancement of
          expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

               (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

               (i)  For purposes of this section:

               (1)  The corporation shall be deemed to have
          requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

               (j)  Unless limited by the charter:

               (1)  An officer of the corporation shall be
          indemnified as and to the extent provided in subsection
          (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2)  A corporation may indemnify and advance
          expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

               (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

               (l)  Any indemnification of, or advance of
          expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

          Article NINTH of the Registrant's Articles of
          Incorporation reads as follows:

               "(a) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

               (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

               (c)  No provision of this Article shall be
          effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               (d)  References to the Maryland General
          Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall effect any right of any person under this Article based on any event, omission or proceeding prior to such amendment."

          ARTICLE X of the Registrant's By-Laws reads as follows:

               "The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other enterprise as a director or officer. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Article X shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Article X shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Article X the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation."

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330
          (September 2, 1980), the Registrant will indemnify its directors and officers only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors and officers, in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.


Item 26.  Business and Other Connections of Investment Adviser.

               The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

          AFD Exchange Reserves
          Alliance All-Asia Investment Fund, Inc.
          Alliance Balanced Shares, Inc.
          Alliance Bond Fund, Inc.
          Alliance Capital Reserves
          Alliance Global Dollar Government Fund, Inc.
          Alliance Global Environment Fund, Inc.
          Alliance Global Small Cap Fund, Inc.
          Alliance Global Strategic Income Trust, Inc.
          Alliance Government Reserves
          Alliance Greater China '97 Fund, Inc.
          Alliance Growth and Income Fund, Inc.
          Alliance Health Care Fund, Inc.
          Alliance High Yield Fund, Inc.
          Alliance Institutional Funds, Inc.
          Alliance Institutional Reserves, Inc.
          Alliance International Fund
          Alliance International Premier Growth Fund, Inc.
          Alliance Limited Maturity Government Fund, Inc.
          Alliance Money Market Fund
          Alliance Mortgage Securities Income Fund, Inc.
          Alliance Multi-Market Strategy Trust, Inc.
          Alliance Municipal Income Fund, Inc.
          Alliance Municipal Income Fund II
          Alliance Municipal Trust
          Alliance New Europe Fund, Inc.
          Alliance North American Government Income Trust, Inc.
          Alliance Premier Growth Fund, Inc.
          Alliance Quasar Fund, Inc.
          Alliance Real Estate Investment Fund, Inc.
          Alliance Select Investor Series, Inc.
          Alliance Technology Fund, Inc.
          Alliance Utility Income Fund, Inc.
          Alliance Variable Products Series Fund, Inc.
          Alliance Worldwide Privatization Fund, Inc.
          The Alliance Fund, Inc.
          The Alliance Portfolios

    (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                Chairman and
                                                    President

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

Karen J. Bullot             Senior Vice President

John R. Carl                Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President



Kenneth F. Barkoff          Vice President

Charles M. Barrett          Vice President

Gregory P. Best             Vice President

Casimir F. Bolanowski       Vice President

Robert F. Brendli           Vice President

Christopher L. Butts        Vice President

Timothy W. Call             Vice President

Jonathan W. Cangalosi       Vice President

Kevin T. Cannon             Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

John W. Cronin              Vice President

William J. Crouch           Vice President

Robert J. Cruz              Vice President

Richard W. Dabney           Vice President

John F. Dolan               Vice President

Richard P. Dyson            Vice President

John C. Endahl              Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

Duff C. Ferguson            Vice President

Daniel J. Frank             Vice President

Shawn C. Gage               Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Alex G. Garcia              Vice President

Michael J. Germain          Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Timothy A. Hill             Vice President

Brian R. Hoegee             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Oscar J. Isoba              Vice President

Richard D. Keppler          Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Nicholas J. Lapi            Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Jerry W. Lynn               Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

David L. McGuire            Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Michael F. Nash, Jr.        Vice President

Nicole Nolan-Koester        Vice President

Daniel A. Notto             Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Christopher W. Olson        Vice President

Richard J. Olszewski        Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Vincent T. Strangio         Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

Benjamin H. Travers         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

David E. Willis             Vice President

Stephen P. Wood             Vice President

Emilie D. Wrapp             Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

William P. Condon           Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Adam E. Engelhardt          Assistant Vice
                            President

Michele Grossman            Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President


Evamarie C. Lombardo        Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Gayle S. Stamer             Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice          Assistant
                            President               Secretary

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President

David M. Wolf               Assistant Vice
                            President

Mark R. Manley              Assistant Secretary


    (c)  Not applicable.


ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.


ITEM 30.  Undertakings.

          The Registrant undertakes to furnish each person to whom the prospectus is delivered with a copy of the Registrant's latest report to Shareholders, upon request and without charge.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 28th day of October, 1999.

                             ALLIANCE GLOBAL SMALL CAP FUND, INC.


                             by John D. Carifa
                             ____________________________________
                                John D. Carifa
                                  Chairman and President



         Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                        Title          Date

1) Principal Executive
   Officer

   /s/ John D. Carifa            Chairman       October 28, 1999
   ________________________      and President
       John D. Carifa

2) Principal Financial and
   Accounting Officer

   /s/ Mark D. Gersten           Treasurer      October 28, 1999
   ________________________      and Chief
       Mark D. Gersten           Financial
                                 Officer

3) All of the Directors

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    Dr. James M. Hester
    Clifford L. Michel
    Donald J. Robinson

By /s/ Edmund P. Bergan, Jr.                    October 28, 1999
   _____________________________
     (Attorney-in-fact)
     Edmund P. Bergan, Jr.

                        Index to Exhibits


                                                      Page

(i)      Opinion of Seward & Kissel LLP
(j)      Consent of Independent Auditors
(n)      Financial Data Schedules
Other    Powers of Attorney












































                              C-26
00250176.AO4